                                                                    Exhibit 99.1

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-A8
--------------------------------------------------------------------------------

                              RMBS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8
                       MORTGAGE PASS-THROUGH CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER



                        WELLS FARGO BANK MINNESOTA, N.A.
                                MASTER SERVICER



                               NOVEMBER [1], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-A8
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-A8
--------------------------------------------------------------------------------

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
-------------------------
Scott Soltas                        212-449-3659      scott_soltas@ml.com
Charles Sorrentino                  212-449-3659      charles_sorrentino@ml.com
Charles Macintosh                   212-449-3659      charles_macintosh@ml.com
Colin Sheen                         212-449-3659      colin_sheen@ml.com

GLOBAL ASSET BACKED FINANCE
---------------------------
Matt Whalen                         212-449-0752      matthew_whalen@ml.com
Paul Park                           212-449-6380      paul_park@ml.com
Tim Loughlin                        212-449-1646      timothy_loughlin@ml.com
Tom Saywell                         212-449-2122      tom_saywell@ml.com
Alan Chan                           212-449-8140      alan_chan@ml.com
Fred Hubert                         212-449-5071      fred_hubert@ml.com
Alice Chu                           212-449-1701      alice_chu@ml.com
Sonia Lee                           212-449-5067      sonia_lee@ml.com
Keith Singletary                    212-449-9431      keith_singletary@ml.com
Calvin Look                         212-449-5029      calvin_look@ml.com
Yimin Ge                            212-449-9401      yimin_ge@ml.com
Hoi Yee Leung                       212-449-1901      hoiyee_leung@ml.com


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-A8
--------------------------------------------------------------------------------

DEAL STRUCTURE SUMMARY:

                                  MLMI 2005-A8

            $[996,774,000] (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                                                                  PAYMENT                             EXPECTED   STATED   EXPECTED
                                                  WAL (YRS)       WINDOW                               FINAL     FINAL    RATINGS
                  APPROX                          (CALL/(4)      (CALL/(4)     PAYMENT    INTEREST    MATURITY  MATURITY  (MOODY'S/
   CLASS         SIZE ($)          COUPON         MATURITY)      MATURITY)      DELAY      ACCRUAL       (4)       (5)      S&P)
   -----         --------          ------         ---------      ---------      -----      -------       ---       ---      ----
CLASS A-1A     141,124,000     Fixed (1), (2)     2.85/3.24      1-82/1-182       24       30/360      08/2012   08/2036   Aaa/AAA
CLASS A-1B1     66,936,000     Fixed (1), (2)     1.00/1.00       1-25/1-25       24       30/360      11/2007   08/2036   Aaa/AAA
CLASS A-1B2     36,501,000     Fixed (1), (2)     3.00/3.00     25-54/25-54       24       30/360      04/2010   08/2036   Aaa/AAA
CLASS A-1B3     23,575,000     Fixed (1), (2)     6.05/7.98    54-82/54-182       24       30/360      08/2012   08/2036   Aaa/AAA
CLASS A-1B4     14,112,000     Fixed (1), (2)     5.92/6.55    39-82/39-180       24       30/360      01/1900   08/2036   Aaa/AAA
                              LIBOR + [ ] (1),
CLASS A-2A     182,596,000          (2)           2.34/2.49      1-82/1-155        0      Act/360      08/2012   08/2036   Aaa/AAA
                              LIBOR + [ ] (1),
CLASS A-2B1    178,723,000          (2)           2.34/2.49      1-82/1-155        0      Act/360      08/2012   08/2036   Aaa/AAA
                              LIBOR + [ ] (1),
CLASS A-2B2      3,872,000          (2)           2.34/2.49      1-82/1-155        0      Act/260      08/2012   08/2036   Aa1/AAA
                              LIBOR + [ ] (1),
CLASS A-3A1    141,194,000          (2)           0.78/0.78       1-21/1-21        0      Act/360      07/2007   08/2036   Aaa/AAA
                              LIBOR + [ ] (1),
CLASS A-3A2     99,728,000          (2)           3.00/3.00     21-61/21-61        0      Act/360      11/2010   08/2036   Aaa/AAA
                              LIBOR + [ ] (1),
CLASS A-3A3     43,078,000          (2)           6.33/7.53    61-82/61-163        0      Act/360      08/2012   08/2036   Aaa/AAA
                              LIBOR + [ ] (1),
 CLASS M-1      26,337,000          (3)           4.60/4.96    38-82/38-123        0      Act/360      08/2012   08/2036   Aa2/AA
                              LIBOR + [ ] (1),
 CLASS M-2      20,766,000          (3)           4.58/4.83    37-82/37-109        0      Act/360      08/2012   08/2036   A2/[AA]
                              LIBOR + [ ] (1),
 CLASS B-1      13,168,000          (3)           4.54/4.61     37-82/37-93        0      Act/360      08/2012   08/2036   Baa2/[A]
                              LIBOR + [ ] (1),
 CLASS B-2       5,064,000          (3)           4.35/4.35     37-76/37-76        0      Act/360      02/2012   08/2036  Baa3/[BBB]

  TOTAL:       996,774,000


1) The Class A-1A, Class A-1B1, Class A-1B2, Class A-1B3 and Class A-1B4 will be subject to the Group I Net WAC Cap. The Class A-2A, Class A-2B1, Class A- 2B2, Class A-3A1, Class A-3A2, Class A-3A3, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will be subject to the lesser of the related Available Funds Cap and the related Maximum Rate Cap.

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the pass-through rate on each of the Class A-1A, Class A- 1B1, Class A-1B2, Class A-1B3 and Class A-1B4 will increase by 0.50% and the margins on the Class A-2A, Class A-2B1, Class A-2B2, Class A-3A1, Class A- 3A2 and Class A-3A3 Certificates will increase to 2x their respective margins.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 25% HEP for the fixed rate mortgage loans and 30% CPR for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

5)    Latest maturity date for any mortgage loan plus one year.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-A8
--------------------------------------------------------------------------------


TITLE OF               Merrill Lynch Mortgage Investors, Inc., Mortgage
CERTIFICATES           Pass-Through Certificates Series 2005-A8, consisting of:

                       Class A-1A, Class A-1B1, Class A-1B2, A-1B3 and Class A-1B4 Certificates (collectively, the "Class A- 1 Certificates"),

                       Class A-2A, Class A-2B1 and Class A-2B2 Certificates (collectively, the "Class A-2 Certificates"),

                       Class A-3A1, Class A-3A2 and Class A-3A3 Certificates (collectively, the "Class A-3 Certificates" and together with the Class A-1 Certificates and Class A-2 Certificates, the "Class A Certificates")

                       Class M-1 and Class M-2 Certificates (together, the "Class M Certificates"),

                       Class B-1 and Class B-2 Certificates (together, the "Class B Certificates" and together with the Class M Certificates, the "Subordinate Certificates")

                       The Class A, Class M and Class B Certificates are collectively known as the "Offered Certificates".

LEAD MANAGER           Merrill Lynch, Pierce, Fenner & Smith Incorporated.

DEPOSITOR              Merrill Lynch Mortgage Investors, Inc.

SELLER                 Merrill Lynch Mortgage Lending, Inc.

MASTER SERVICER        Wells Fargo Bank, N.A.

SERVICERS              GreenPoint Mortgage Funding, Inc. and PHH Mortgage Corp.

TRUSTEE                Wachovia Bank, National Association.

CUT-OFF DATE           October 1, 2005 PRICING DATE On or about November [4],
                       2005.

CLOSING DATE           On or about November [15], 2005.

DISTRIBUTION DATES     Distribution of principal and interest on the Offered
                       Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in November 2005.

ERISA                  The Offered Certificates will be ERISA eligible as of
CONSIDERATIONS         the Closing Date. However, investors should consult with
                       their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.


LEGAL INVESTMENT       The Class A Certificates, Class M-1 and [Class M-2]
                       Certificates will constitute "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS             For federal income tax purposes, the Trust Fund will
                       include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-A8
--------------------------------------------------------------------------------


OPTIONAL TERMINATION   The Trustee will be required to effect an auction of the
                       assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates,
                       (ii) any unreimbursed out- of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS         The trust will consist of three groups of adjustable rate
                       and fixed rate, Alternative-A mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the pool of approximately
                       5,184 Mortgage Loans with an aggregate principal balance of $1,102,984,581 as the Cut-off Date. Approximately,
                       63.23%, 2.94%, 0.67% and 33.16% of the Mortgage Loans are indexed based on six-month LIBOR, one-month LIBOR, one-year LIBOR and fixed rates, respectively, and all have original terms to maturity of up to 30 years.

                       Approximately 0.05%, 14.57% and 42.93% of the Mortgage Loans are scheduled to pay interest only for the first three years, five years and ten years, respectively. Approximately, 52.21% and 47.79% of the mortgage loans were originated by Ameriquest and GreenPoint, respectively, in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP I                As of the Cut-off Date, the Group I Mortgage Loans have
MORTGAGE LOANS         an aggregate principal balance of approximately
                       $306,958,302, which equals approximately 30.30% of the Mortgage Loans.

                       Group I will consist of fixed rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property (or $1,037,400 if the property is located in Hawaii or Alaska). Approximately 7.85% of the Group I Mortgage Loans are scheduled to pay iterest only for the first five years. After such five-year interest-only term, such Group I Mortgage Loans are scheduled to amortize on a 25-year fully amortizing basis.

                       All of the Group I Mortgage Loans were originated by Ameriquest in accordance with the related underwriting guidelines specified in the prospectus supplement.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-A8
--------------------------------------------------------------------------------

GROUP II               As of the Cut-off Date, the Group II Mortgage Loans have
MORTGAGE LOANS         an aggregate principal balance of approximately
                       $397,162,752, which equals approximately 39.21% of the Mortgage Loans.

                       Group II will consist of adjustable rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property (or $1,037,400 if the property is located in Hawaii or Alaska). Approximately 95.67%, 2.83% and 1.50% of the Group II Mortgage Loans are indexed based on six- month LIBOR, one-month LIBOR and one-year LIBOR, respectively. Approximately 0.14%, 19.46% and 58.30% of the Group II Mortgage Loans are scheduled to pay interest only for the first three, five and ten years, respectively. After such three, five and ten-year interest-only terms, such Group II Mortgage Loans are generally scheduled to amortize on a 27-year, 25-year and 20-year fully amortizing basis, respectively.

                       Approximately, 65.98% and 34.02% of the Group II Mortgage Loans were originated by GreenPoint and Ameriquest, respectively, in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP III              As of the Cut-off Date, the Group III Mortgage Loans have
MORTGAGE LOANS         an aggregate principal balance of approximately
                       $308,863,527, which equals approximately 30.49% of the Mortgage Loans.

                       Group III will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group I and Group
                       II. Approximately 84.37%, 5.98%, 0.27% and 9.38% of the
                       Group III Mortgage Loans are indexed based on six-month LIBOR, one-month LIBOR, one-year LIBOR and fixed rates, respectively. Approximately 14.97% and 65.82% of the Group III Mortgage Loans are scheduled to pay interest only for the first five years and ten years, respectively. After such interest-only terms, such Group III Mortgage Loans are generally scheduled to amortize on a 25-year and 20-year fully amortizing basis, respectively.

                       Approximately, 71.89% and 28.11% of the Group III Mortgage Loans were originated by GreenPoint and Ameriquest, respectively, in accordance with the related underwriting guidelines specified in the prospectus supplement.

TOTAL OFFERED DEAL     Approximately $[996,774,000].
SIZE

CREDIT ENHANCEMENTS    1.    Mortgage Insurance,
                       2.    Excess Interest,
                       3.    Overcollateralization and
                       4.    Subordination

MORTGAGE INSURANCE     As of the cut-of date, approximately 22.87% of the
                       mortgage loans will be covered by a mortgage insurance policy issued by Radian Guaranty Inc. Each Policy will only cover losses pursuant to formulas described in such policy, down to 60% of the value of the related mortgaged property.

EXCESS INTEREST        Excess interest cashflow will be available as credit
                       enhancement.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-A8
--------------------------------------------------------------------------------

OVERCOLLATERALIZATION  The overcollateralization ("O/C") amount is equal to the excess of the aggregate stated principal balance of the Mortgage Loans over the aggregate certificate principal balance of the Offered Certificates. On the Closing Date, the O/C amount will equal approximately 1.60% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. To the extent the O/C amount is reduced below the O/C target amount (i.e., 1.60% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date) as a result of losses, excess cashflow will be directed to build O/C until the O/C target amount is restored.

                       Initial: Approximately 1.60% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                       Target: Prior to the stepdown date, 1.60% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date. After the stepdown date, 3.20% of the current balance of the Mortgage Loans for such distribution date.

                       Floor: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-A8
--------------------------------------------------------------------------------


SUBORDINATION:                   CLASSES                   RATING (M/S)              SUBORDINATION (1)
                                 -------                   ------------              -----------------
(1) includes initial OC          Class A                      Aaa/AAA                      8.05%
                                Class M-1                     Aa2/AA                       5.45%
                                Class M-2                     A2/[AA]                      3.40%
                                Class B-1                    Baa2/[A]                      2.10%
                                Class B-2                   Baa3/[BBB]                     1.60%

CLASS SIZES:                     CLASSES                   RATING (M/S)                 CLASS SIZE
                                 -------                   ------------                 ----------
                                 Class A                      Aaa/AAA                     91.95%
                                Class M-1                     Aa2/AA                       2.60%
                                Class M-2                     A2/[AA]                      2.05%
                                Class B-1                    Baa2/[A]                      1.30%
                                Class B-2                   Baa3/[BBB]                     0.50%

INTEREST ACCRUAL   Interest will accrue on the Certificates at the applicable
                   Pass-Through Rate.

                   - Interest on the Class A-2, Class A-3 and Subordinate Certificates, will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

                   - The first accrual period for the Class A-1 Certificates will begin on October 1, 2005 and end on October 30, 2005. Interest in respect of each Distribution Date thereafter will accrue on such Certificates from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis.

PASS-THROUGH       -    On each Distribution Date, for each class of the Class
RATES                   A-1 Certificates, interest will accrue at a fixed rate
                        equal to the lesser of (x) for any Distribution Date which occurs on or prior to the first possible Optional
                        Termination Date, the respective fixed rate coupon for such class and beginning on the first Distribution Date after the first possible Optional Termination Date, the respective fixed rate coupons plus 0.50% per annum and
                        (y) the Group I Net WAC Cap.

                   - The Pass-Through Rate for each of the Class A-2 Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs on or prior to the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class A-2 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2 times the Class A-2 Margin, (y) the Group II Available Funds Cap and (z) the Group II Maximum Rate Cap.

                   - The Pass-Through Rate for each of the Class A-3 Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs on or prior to the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class A-3 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2 times the Class A-3 Margin, (y) the Group III Available Funds Cap and (z) the Group III Maximum Rate Cap.

                   - The Pass-Through Rate for each class of the Subordinated Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs on or prior to the first possible Optional Termination Date, One-Month LIBOR plus the respective margin for each class of the Subordinated Certificates, and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the respective margin for each class of the Subordinated Certificates, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-A8
--------------------------------------------------------------------------------

GROUP I NET WAC       The per annum rate equal to (A) 12 times the quotient of
CAP                   (x) the total scheduled interest based on the Group I Net
                      Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group I
                      Mortgage Loans as of the first day of the related collection period.

                      "Group I Net Mortgage Rate" means, with respect to any Group I Mortgage Loan, the mortgage interest rate for such Mortgage Loan less the Administrative Fees.

GROUP II AVAILABLE    The per annum rate equal to (A) 12 times the quotient of
FUNDS CAP             (x) the total scheduled interest based on the Group II Net
                      Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II
                      Mortgage Loans multiplied by 30 and divided by the actual number of days in the related accrual period.

                      "Group II Net Mortgage Rate" means, with respect to any Group II Mortgage Loan, the mortgage rate less the Administrative Fees.

GROUP II NET WAC      The per annum rate equal to (A) 12 times the quotient of
CAP                   (x) the total scheduled interest based on the Group II Net
                      Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II
                      Mortgage Loans as of the first day of the related collection period.

GROUP II MAXIMUM      The pass-through rate of the Certificates will also be
RATE CAP              subject to the "Group II Maximum Rate Cap", which is a
                      per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate
                      Group II Mortgage Loans, and multiplied by 30 and divided by the actual number of days in the related accrual period. Any interest shortfall due to the Group II Maximum
                      Rate Cap will not be reimbursed.

GROUP III AVAILABLE   The per annum rate equal to (A) 12 times the quotient of
FUNDS CAP             (x) the total scheduled interest based on the Group III
                      Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group III Mortgage Loans multiplied by 30 and divided by the actual number of days in the related accrual period.

                      "Group III Net Mortgage Rate" means, with respect to any Group III Mortgage Loan, the mortgage rate less the Administrative Fees.

GROUP III NET         The per annum rate equal to (A) 12 times the quotient of
WAC CAP               (x) the total scheduled interest based on the Group III
                      Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group III Mortgage Loans as of the first day of the related collection period.

GROUP III             The pass-through rate of the Certificates will also be
MAXIMUM RATE          subject to the "Group III Maximum Rate Cap", which is a
CAP                   per annum rate equal to the weighted average of the net
                      maximum lifetime mortgage rates on the adjustable rate
                      Group III Mortgage Loans, and multiplied by 30 and divided by the actual number of days in the related accrual period. Any interest shortfall due to the Group III
                      Maximum Rate Cap will not be reimbursed.

SUBORDINATE           The Subordinate Maximum Rate Cap will equal the weighted
MAXIMUM RATE          average of the Group I Net WAC Cap, Group II Maximum Rate
CAP                   Cap and the Group III Maximum Rate Cap, weighted on the
                      basis of the Group I Group Subordinate Amount, Group II
                      Group Subordinate Amount and the Group III Group
                      Subordinate Amount, respectively.

SUBORDINATE RATE      The Subordinate Rate Cap will equal the weighted average
CAP                   of the Group I Net WAC Cap, Group II Net WAC Cap and the
                      Group III Net WAC Cap, weighted on the basis of the Group
                      I Group Subordinate Amount, Group II Group Subordinate
                      Amount and the Group III Group Subordinate Amount, respectively multiplied by 30 and divided by the actual number of days in the related accrual period.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-A8
--------------------------------------------------------------------------------

RATE CAP For the Group I Certificates, the Group I Net WAC Cap. For the Group II Certificates, the Group II Available Funds Cap. For the Group III Certificates, the Group III Available Funds Cap. For each of the Subordinate Certificates, the Subordinate Rate Cap.

GROUP I GROUP         The excess of the aggregate principal amount of the Group
SUBORDINATE           I Mortgage Loans over the principal balance of the Group I
AMOUNT                Certificates.

GROUP II GROUP        The excess of the aggregate principal amount of the Group
SUBORDINATE           II Mortgage Loans over the principal balance of the Group
AMOUNT                II Certificates.

GROUP III GROUP       The excess of the aggregate principal amount of the Group
SUBORDINATE           III Mortgage Loans over the principal balance of the Group
AMOUNT                III Certificates.

CAP CONTRACT          The Certificates listed below will each have the benefit
                      of one of the three cap contracts as specified below:

                                                 BEGINNING         1ML STRIKE,
CLASS                     NUMBER OF MONTHS   DISTRIBUTION DATE     UPPER COLLAR
-----                     ----------------   -----------------     ------------
Class A-2 Certificates           51            November 2005         [9.74 %]
Class A-3 Certificates           57            November 2005         [9.74 %]
Class M Certificates             82            November 2005         [9.15 %]

                      Payments received on the related cap contract will be available to pay amounts to the holders of the related Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

SHORTFALL             If on any Distribution Date the pass-through rate for any
REIMBURSEMENT         class of Certificates is limited by the related Rate Cap,
                      the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the related Rate Cap, up to but not exceeding the greater of (i) the related Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B) the applicable rate for the related class or classes of certificates shown under the heading, "1ML Strike, Upper Collar", under the heading, "Cap Contracts" shown above), and the aggregate of such shortfalls from previous Distribution
                      Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis.
                      No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

CASHFLOW PRIORITY

<Preliminary and Subject to Revision>

1.    Repayment of any unreimbursed Servicer advances.

2.    Servicing Fees, mortgage insurance fees and Trustee Fees, as applicable.

3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates, and then to the Class B-2 Certificates.

4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class B-1 Certificates, and then monthly principal to the Class B-2 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to build or restore O/C to the O/C target amount.

6. Excess interest to pay realized losses previously allocated to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, in that order.

7. Excess interest to pay carryover resulting from imposition of the related Rate Cap, to the extent not covered by the related Cap Contract.

8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

Payments received on the Cap Contracts will only be available to the related classes of Offered Certificates to pay amounts in respect of carryovers other than any carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the Cap Contracts over amounts needed to pay such carryovers on the related classes of Offered Certificates will be distributed in respect of other classes of certificates not described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

3) The Group III Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-3 Certificates.

Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

Group III Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group III Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

Principal distributions allocated to the Class A-1 Certificates will be distributed concurrently to (a) the Class A-1A Certificates until the Certificate principal balance thereof has been reduced to zero, and (b) the Class A-1B4 Certificates in an amount equal to the Class A-1B4 Lockout Distribution Amount for that Distribution Date, and then to the Class A-1B1 Certificates until the Certificate principal balance thereof has been reduced to zero, and then to the Class A-1B2 Certificates until the Certificate principal balance thereof has been reduced to zero, and then to the Class A-1B3 Certificates until the Certificate principal balance thereof has been reduced to zero; and then to the Class A-1B4 Certificates until the Certificate principal balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates and Class C Certificates has been reduced to zero, any principal distributions allocated to the Class A-1B1, Class A-1B2, Class A-1B3 and Class A-1B4 Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

Principal distributions allocated to the Class A-2 Certificates will be distributed pro-rata to (a) on the one hand the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero, and (b) on the other hand to the A-2B1 Certificates and the A-2B2 Certificates pro-rata; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates and Class C Certificates has been reduced to zero, principal distributions will be allocated to the Class A-2B1 Certificates until the Certificate principal balance thereof has been reduced to zero, and then to the Class A-2B2 Certificates until the Certificate principal balance thereof has been reduced to zero.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

Principal distributions allocated to the Class A-3 Certificates will be distributed to the Class A-3A1 Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-3A2 until the Certificate principal balance thereof has been reduced to zero then to the Class A-3A3 until the Certificate principal balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates and Class C Certificates has been reduced to zero, any principal distributions allocated to the Class A-3A1, Class A-3A2 and Class A-3A3 Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

After the Certificate principal balance of any of the Class A-1, Class A-2 or Class A-3 Certificates has been reduced to zero, the amounts remaining referred to in (1), (2) or (3) above, as applicable, will be distributed pro rata to the Class A-1, Class A-2 or Class A-3 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the Certificate principal balance of two of the Class A-1, Class A-2 or Class A-3 Certificates has been reduced to zero, the amounts remaining referred to in (1), (2) or (3) above, as applicable, will be distributed to whichever such class remains outstanding, as the case may be. After the aggregate Certificate principal balance of each of the Class A-1, Class A-2 and Class A-3 Certificates has been reduced to zero, the amounts remaining referred to in (1), (2) and (3) above will be distributed sequentially to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, in each case, until reduced to zero.

"Class A-1B4 Lockout Distribution Amount" means, for any Distribution Date, the product of (x) the Class A-1B4 Lockout Distribution Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class A-1B4 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-1B4 Lockout Distribution Amount for a Distribution Date exceed the principal distribution amount for that Distribution Date or the certificate principal balance of the Class A-1B4 Certificates immediately prior to that Distribution Date.

"Class A-1B4 Pro Rata Distribution Amount" means, for any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class A-1B4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Class A-1B1, Class A-1B2, Class A-1B3 and Class A-1B4 Certificates immediately prior to that Distribution Date and (y) the principal distribution amount for that Distribution Date.

"Class A-1B4 Lockout Distribution Percentage" means, for a Distribution Date in any period listed in the table below, the applicable percentage listed opposite such period:

DISTRIBUTION DATES                                            LOCKOUT PERCENTAGE
November 2005 through and including October 2008                       0%
November 2008 through and including October 2010                      45%
November 2010 through and including October 2011                      80%
November 2011 through and including October 2012                     100%
November 2012 and thereafter                                         300%


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first, to the Class A Certificates (to be distributed among the Class A Certificates in the manner described above), second, to the Class M-1 Certificates, third, to the Class M-2 Certificates, fourth, to the Class B-1 Certificates and fifth, to the Class B-2 Certificates , in each case up to amounts necessary to maintain the subordination for each class at its required level; provided that in no event shall the payment of principle result in an O/C amount that is less then the O/C Floor. Such required levels of subordination are approximately as follows:

CLASS A                   16.10%
CLASS M-1                 10.90%
CLASS M-2                 6.80%
CLASS B-1                 4.20%
CLASS B-2                 3.20%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the November 2008 Distribution Date;
      and

ii) The Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPALDISTRIBUTION DATE

The first Distribution Date on which the Senior Enhancement Percentage (i.e., the sum of the aggregate outstanding certificate principal balance of the Subordinate Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial Class A subordination percentage.

SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
16.10%
or
(6.45%+1.60%)*2

STEP DOWN LOSS TRIGGER EVENT

<PRELIMINARY AND SUBJECT TO REVISION>

The situation that exists with respect to any Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate stated principal balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the stated principal balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [35%] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage.

DISTRIBUTION DATE OCCURRING             REQUIRED LOSS PERCENTAGE
---------------------------             ------------------------
November 2008 - October 2009            [0.80% with respect to November 2008, plus an additional
                                        1/12th of 0.45% for each month thereafter]
November 2009 - October 2010            [1.25% with respect to November 2009, plus an additional
                                        1/12th of 0.30% for each month thereafter]
November 2010 - October 2011            [1.55% with respect to November 2010, plus an additional
                                        1/12th of 0.10% for each month thereafter]
November 2011 and thereafter            [1.65%]


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

SPECIAL FORECLOSURE RIGHTS:

A Servicer will not commence foreclosure proceedings with respect to a mortgage loan unless (i) no later than five business days prior to such commencement, it notifies the Master Servicer (and the Mater Servicer notifies the owner of the Class C Certificates) of its intention to do so, and (ii) the majority holder of the Class C Certificates, either directly or through the Master Servicer, does not, within such period, affirmatively object to such action. If the majority holder of the Class C Certificates timely and affirmatively objects to such action, then it will instruct the Master Servicer to hire three appraisal firms, identified in the related servicing agreements to compute the fair value of the mortgaged property relating to the related mortgage loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal firm computation, a "Fair Value Price"), in each case no later than 30 days from the date of such holder's objection. The holder of the Class C Certificates will, no later than 5 days after the expiration of such 30-day period, purchase (and deliver to the related Servicer the purchase price for) such mortgage loan and the related mortgaged property at an amount equal to the highest of the three Fair Value Prices determined by such appraisal firms.

In the event that the related Servicer determines not to proceed with foreclosure proceedings with respect to a mortgage loan that is 60 days' or more delinquent, prior to taking any action with respect to such mortgage loan such Servicer must promptly provide the Master Servicer with notice of such determination and a description of such other action as it intends to take with respect to such mortgage loan. A Servicer is not permitted to proceed with any such action unless the majority holder of the Class C Certificates, either directly or through the Master Servicer, does not, within five business days following such notice, affirmatively object to such Servicer taking such action. If the majority holder of the Class C Certificates timely and affirmatively objects to such Servicer's contemplated action, then it will instruct the Master Servicer to hire three appraisal firms, identified in the related servicing agreements, to compute the fair value of the mortgaged property relating to the related mortgage loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report, in each case no later than 30 days from the date of such holder's objection. The majority holder of the Class C Certificates will, no later than 5 days after the expiration of such 30-day period, purchase (and deliver to the related Servicer the purchase price for) such mortgage loan and the related mortgaged property at an amount equal to the highest of the three Fair Value Prices determined by such appraisal firms.

Notwithstanding anything herein to the contrary, the majority holder of the Class C Certificates shall not be entitled to any of its rights described herein with respect to a mortgage loan following its failure to purchase a mortgage loan and the related mortgaged property (at the highest of the three Fair Value Prices respectively determined by such appraisal firms as set forth above) on or before the 30th day following its objection to the Servicer action.

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS

The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES

The following tables describe the Mortgage Loans and the related mortgaged properties as of the Statistical Calculation Date, except where otherwise noted. The sum of the columns below may not equal the total indicated due to rounding.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

AGGREGATE MORTGAGE LOANS CHARACTERISTICS:

Total Current Balance                           $1,012,984,581.46
Total Number of Loans                                 5,184

                                               AVERAGE OR
                                          WEIGHTED AVERAGE (1)     MINIMUM           MAXIMUM
Current Balance                                   $195,405.98     $11,511.30      $1,385,600.00
Original Balance                                  $195,874.35     $11,600.00      $1,385,600.00

Loan Rate                                              6.286%         3.875%             8.750%
Servicing Fee                                          0.256%         0.250%             0.375%
Net Loan Rate                                          5.899%         3.500%             8.500%

Gross Margin (3)                                       2.705%         1.625%             3.125%
Maximum Loan Rate (3)                                 12.227%         9.750%            14.750%

Original LTV                                           76.92%         10.41%             95.00%

Credit Score                                              717            620                821

Original Term (mos)                                       347            180                360
Remaining Term (mos)                                      345            172                358
Seasoning (mos)                                             3              2                 16

Next Rate Reset (3)                                        36              1                118
Rate Adj Freq (3)                                           6              1                 12
First Rate Adj Freq (3)                                    39              1                120

IO Original Term (2)                                      105             36                120
IO Remaining Term (2)                                     102             20                118

Top State Concentrations ($)                 CA(21.72%),FL(9.29%),NY(6.93%),NJ(5.61%),AZ(4.66%)

First Pay Date                                                    07/01/2004         09/01/2005
Rate Change Date (3)                                              11/01/2005         08/01/2015
Maturity Date                                                     02/01/2020         08/01/2035

(1) Based on current balances
(2) For Interest-Only loans.
(3) Based on adjustable rate loans

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

INDEX

                                                % OF
                                               AGGREGATE
                                               PRINCIPAL
                              AGGREGATE        BALANCE                WEIGHTED   AVERAGE     WEIGHTED
               NUMBER OF      PRINCIPAL       OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
               MORTGAGE        BALANCE         AS OF THE    AVERAGE    CREDIT    BALANCE     ORIGINAL    FULL   INTEREST-
INDEX           LOANS        OUTSTANDING      CUT-OFF DATE  COUPON     SCORE    OUTSTANDING    LTV       DOC      ONLY
-----           -----        -----------      ------------  ------     -----    -----------    ---       ---      ----
6 Month LIBOR      2,859  $  640,542,439.18          63.23%    6.402%      712  $   224,044     78.30%   32.25%     81.74%
1 Month LIBOR        100      29,735,362.64           2.94     5.902       730      297,354     78.91    11.80     100.00
1 Year LIBOR          45       6,777,283.41           0.67     4.894       725      150,606     71.42   100.00       0.00
Fixed Rate         2,180     335,929,496.23          33.16     6.127       725      154,096     74.20    84.75       8.84
                   -----     --------------          -----     -----       ---      -------     -----    -----       ----
TOTAL:             5,184  $1,012,984,581.46         100.00%    6.286%      717  $   195,406     76.92%   49.52%     57.55%
                   =====  =================         ======     =====       ===  ===========     =====    =====      =====

PRODUCT TYPE

                                                        % OF
                                                       AGGREGATE
                                                       PRINCIPAL
                                        AGGREGATE      BALANCE                 WEIGHTED   AVERAGE      WEIGHTED
                        NUMBER OF       PRINCIPAL     OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE  PERCENT   PERCENT
                        MORTGAGE         BALANCE       AS OF THE     AVERAGE    CREDIT    BALANCE      ORIGINAL    FULL   INTEREST-
PRODUCT TYPE             LOANS         OUTSTANDING    CUT-OFF DATE   COUPON     SCORE    OUTSTANDING     LTV       DOC      ONLY
------------             -----         -----------    ------------   ------     -----    -----------     ---       ---      ----
1 Month LIBOR IO Loans       100  $   29,735,362.64           2.94%     5.902%     730      $297,354      78.91%   11.80%    100.00%
6 Month LIBOR IO Loans       124      33,961,011.95           3.35      5.661      729       273,879      75.83    42.45     100.00
2/28 LIBOR Loans              62      11,612,269.45           1.15      6.456      702       187,295      79.02    10.12       0.00
2/28 LIBOR IO Loans          183      48,017,139.99           4.74      6.469      700       262,389      78.80    12.76     100.00
3/27 LIBOR Loans             343      63,487,229.82           6.27      6.249      713       185,094      78.81    42.40       0.00
3/27 LIBOR IO Loans        1,284     306,642,000.03          30.27      6.495      708       238,818      78.70    27.51     100.00
3/1 LIBOR Loans               22       2,605,004.01           0.26      4.612      739       118,409      71.33   100.00       0.00
5/25 LIBOR Loans             237      39,939,377.81           3.94      6.184      718       168,521      78.18    52.90       0.00
5/25 LIBOR IO Loans          572     127,495,148.17          12.59      6.461      718       222,894      77.76    39.51     100.00
5/1 LIBOR Loans               23       4,172,279.40           0.41      5.071      715       181,403      71.48   100.00       0.00
7/23 LIBOR Loans              10       1,365,833.57           0.13      6.644      713       136,583      78.72     5.26       0.00
7/23 LIBOR IO Loans           31       5,349,008.15           0.53      6.749      727       172,549      76.54    30.26     100.00
10/20 LIBOR Loans              2         558,439.87           0.06      7.142      659       279,220      81.64     0.00       0.00
10/20 LIBOR IO Loans          11       2,114,980.37           0.21      6.934      732       192,271      68.71    20.05     100.00
15 Year Fixed Loans          543      67,017,735.49           6.62      5.764      731       123,421      67.55    85.86       0.00
30 Year Fixed Loans        1,489     239,212,271.85          23.61      6.180      723       160,653      75.80    84.99       0.00
30 Year Fixed IO Loans       148      29,699,488.89           2.93      6.513      724       200,672      76.31    80.36     100.00
                           -----  -----------------         ------      -----      ---      --------      -----    -----      -----
TOTAL:                     5,184  $1,012,984,581.46         100.00%     6.286%     717      $195,406      76.92%   49.52%     57.55%
                           =====  =================         ======      =====      ===      ========      =====    =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL    FULL    INTEREST-
AMORTIZATION TYPE         LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
-----------------         -----        -----------     ------------   ------     -----    -----------    ---       ---       ----
Fully Amortizing             2,731  $  429,970,441.27         42.45%     6.116%    722    $   157,441     75.22%   73.71%     0.00%
36 Month Interest-Only           2         543,232.61          0.05      6.305     675        271,616     73.84     0.00    100.00
60 Month Interest-Only         654     147,641,715.60         14.57      6.222     720        225,752     79.39    74.08    100.00
120 Month Interest-Only      1,797     434,829,191.98         42.93      6.476     710        241,975     77.76    17.32    100.00
                             -----     --------------         -----      -----     ---        -------     -----    -----    ------
TOTAL:                       5,184  $1,012,984,581.46        100.00%     6.286%    717    $   195,406     76.92%   49.52%    57.55%
                             =====  =================        ======      =====     ===    ===========     =====    =====     =====

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                           AGGREGATE       BALANCE               WEIGHTED  AVERAGE     WEIGHTED
RANGE OF CUT-OFF             NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
DATE STATED                  MORTGAGE       BALANCE       AS OF THE     AVERAGE   CREDIT   BALANCE     ORIGINAL    FULL   INTEREST-
PRINCIPAL BALANCES ($)        LOANS       OUTSTANDING    CUT-OFF DATE   COUPON    SCORE   OUTSTANDING    LTV       DOC      ONLY
----------------------        -----       -----------    ------------   ------    -----   -----------    ---       ---      ----
0.01 to 100,000.00               1,028 $   79,772,732.01         7.88%    6.210%      724 $    77,600     71.36%   68.85%     24.41%
100,000.01 to 200,000.00         2,273    332,263,252.72        32.80     6.247       722     146,178     76.64    62.44      42.28
200,000.01 to 300,000.00         1,089    262,352,071.92        25.90     6.222       718     240,911     77.15    51.14      58.62
300,000.01 to 400,000.00           437    150,962,761.05        14.90     6.322       709     345,453     78.69    39.01      74.92
400,000.01 to 500,000.00           213     95,897,469.06         9.47     6.436       707     450,223     78.29    26.92      82.88
500,000.01 to 600,000.00            80     43,902,982.75         4.33     6.393       702     548,787     78.45    27.20      77.63
600,000.01 to 700,000.00            37     23,757,304.62         2.35     6.557       712     642,089     76.04    24.00      86.53
700,000.01 to 800,000.00            12      8,813,886.46         0.87     6.396       726     734,491     77.27    16.18     100.00
800,000.01 to 900,000.00             7      5,944,651.76         0.59     6.707       714     849,236     77.86     0.00      86.23
900,000.01 to 1,000,000.00           2      1,923,541.28         0.19     6.938       667     961,771     79.99     0.00     100.00
1,000,000.01 to 1,100,000.00         1      1,080,000.00         0.11     6.000       756   1,080,000     80.00     0.00     100.00
1,100,000.01 to 1,200,000.00         2      2,397,927.83         0.24     6.187       733   1,198,964     75.84     0.00      50.04
1,200,000.01 to 1,300,000.00         2      2,530,400.00         0.25     6.501       731   1,265,200     80.00    49.79     100.00
1,300,000.01 to 1,400,000.00         1      1,385,600.00         0.14     6.250       769   1,385,600     80.00     0.00     100.00
                                 ----- -----------------       ------     -----       --- -----------     -----    -----      -----
TOTAL:                           5,184 $1,012,984,581.46       100.00%    6.286%      717 $   195,406     76.92%   49.52%     57.55%
                                 ===== =================       ======     =====       === ===========     =====    =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

CURRENT MORTGAGE RATES

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF CURRENT         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
MORTGAGE RATES (%)        LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
------------------        -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
3.751 to 4.000                   2  $      466,402.09          0.05%     3.875%      733  $   233,201     79.99%   45.55%    100.00%
4.001 to 4.250                   9         967,873.74          0.10      4.250       751      107,542     69.31   100.00       0.00
4.251 to 4.500                   5         668,069.45          0.07      4.388       718      133,614     72.06   100.00       0.00
4.501 to 4.750                   7       1,060,860.86          0.10      4.742       710      151,552     76.40   100.00       0.00
4.751 to 5.000                  21       3,062,057.05          0.30      4.956       725      145,812     68.61   100.00      13.55
5.001 to 5.250                 107      22,415,108.44          2.21      5.207       740      209,487     66.67    72.63      60.86
5.251 to 5.500                 295      51,669,296.66          5.10      5.455       738      175,150     68.15    76.80      40.40
5.501 to 5.750                 531      98,540,625.09          9.73      5.702       728      185,576     72.42    64.82      49.93
5.751 to 6.000               1,129     208,187,184.22         20.55      5.939       727      184,400     75.01    66.80      39.61
6.001 to 6.250                 880     170,634,169.32         16.84      6.193       714      193,902     77.90    58.17      50.04
6.251 to 6.500                 803     164,060,435.54         16.20      6.440       710      204,309     79.98    40.46      64.95
6.501 to 6.750                 523     111,613,878.08         11.02      6.695       706      213,411     79.96    29.62      73.23
6.751 to 7.000                 494     102,929,819.95         10.16      6.925       706      208,360     80.03    23.60      77.48
7.001 to 7.250                 186      36,499,839.76          3.60      7.194       703      196,236     79.96    18.32      81.10
7.251 to 7.500                 124      23,077,499.35          2.28      7.431       697      186,109     79.65    22.39      77.74
7.501 to 7.750                  40      10,945,218.92          1.08      7.657       707      273,630     79.98    10.50      90.27
7.751 to 8.000                  17       3,557,784.03          0.35      7.921       700      209,281     84.79    16.98      83.10
8.001 to 8.250                   3         528,828.04          0.05      8.235       715      176,276     90.29    12.39      30.67
8.251 to 8.500                   5       1,397,788.37          0.14      8.399       698      279,558     64.94     5.02      93.44
8.501 to 8.750                   3         701,842.50          0.07      8.714       675      233,948     79.10     0.00     100.00
                             -----  -----------------        ------      -----       ---  -----------     -----    -----      -----
TOTAL:                       5,184  $1,012,984,581.46        100.00%     6.286%      717  $   195,406     76.92%   49.52%     57.55%
                             =====  =================        ======      =====       ===  ===========     =====    =====      =====

REMAINING TERM

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL    FULL    INTEREST-
REMAINING TERM (MONTHS)   LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
-----------------------   -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
169 to 180                     543  $   67,017,735.49          6.62%     5.764%      731  $   123,421     67.55%   85.86%      0.00%
289 to 300                      44      11,149,073.06          1.10      5.387       724      253,388     70.20    87.06     100.00
337 to 348                       4       1,256,932.79          0.12      6.236       658      314,233     77.29    56.78      55.95
349 to 360                   4,593     933,560,840.12         92.16      6.334       716      203,257     77.67    46.45      61.18
                             -----  -----------------        ------      -----       ---  -----------     -----    -----      -----
TOTAL:                       5,184  $1,012,984,581.46        100.00%     6.286%      717  $   195,406     76.92%   49.52%     57.55%
                             =====  =================        ======      =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF ORIGINAL        MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL    FULL    INTEREST-
LOAN-TO-VALUE RATIOS (%)  LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
------------------------  -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
10.01 to 20.00                  18  $    1,654,395.82          0.16%     5.696%      746  $    91,911     14.63%   98.49%     29.59%
20.01 to 30.00                  57       6,786,338.96          0.67      5.769       730      119,059     25.66    78.09      21.33
30.01 to 40.00                  92      11,253,356.84          1.11      5.952       729      122,319     35.67    76.75      25.91
40.01 to 50.00                 193      27,706,286.02          2.74      5.843       731      143,556     45.58    70.50      24.84
50.01 to 60.00                 284      47,957,006.24          4.73      5.956       729      168,863     55.53    67.75      32.86
60.01 to 70.00                 475      93,894,321.93          9.27      6.087       718      197,672     66.02    50.45      48.68
70.01 to 75.00                 430      83,545,978.67          8.25      6.192       714      194,293     73.23    53.08      49.29
75.01 to 80.00               2,180     477,323,901.93         47.12      6.403       714      218,956     79.51    29.40      78.15
80.01 to 85.00                 332      59,227,904.89          5.85      6.141       721      178,397     83.42    80.28      30.21
85.01 to 90.00               1,098     197,887,575.14         19.54      6.350       717      180,225     89.11    77.91      37.01
90.01 to 95.00                  25       5,747,515.02          0.57      6.756       710      229,901     94.82     4.34      78.38
                             -----  -----------------        ------      -----       ---  -----------     -----    -----      -----
TOTAL:                       5,184  $1,012,984,581.46        100.00%     6.286%      717  $   195,406     76.92%   49.52%     57.55%
                             =====  =================        ======      =====       ===  ===========     =====    =====      =====

CREDIT SCORES

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
RANGE OF CREDIT SCORES    LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
----------------------    -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
601 to 625                      10  $    1,917,519.21          0.19%     6.258%      623  $   191,752     79.29%  100.00%     87.74%
626 to 650                     136      39,308,554.11          3.88      6.469       643      289,033     76.35    16.66      81.90
651 to 675                     350      89,304,012.64          8.82      6.675       663      255,154     76.44    11.31      88.63
676 to 700                   1,368     256,968,424.66         25.37      6.365       689      187,842     78.13    56.54      53.16
701 to 725                   1,225     236,018,568.80         23.30      6.279       713      192,668     77.95    51.38      51.54
726 to 750                     949     177,434,586.67         17.52      6.176       738      186,970     76.88    55.65      51.88
751 to 775                     658     123,557,718.51         12.20      6.101       763      187,778     76.13    55.48      56.99
776 to 800                     394      70,591,492.76          6.97      6.093       786      179,166     73.03    56.43      55.58
801 to 825                      94      17,883,704.10          1.77      6.024       807      190,252     70.33    52.24      56.20
                             -----  -----------------        ------      -----       ---  -----------     -----    -----      -----
TOTAL:                       5,184  $1,012,984,581.46        100.00%     6.286%      717  $   195,406     76.92%   49.52%     57.55%
                             =====  =================        ======      =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                                      % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                      NUMBER OF       AGGREGATE     PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                       MORTGAGE   PRINCIPAL BALANCE OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
GEOGRAPHIC AREA         LOANS        OUTSTANDING     THE CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC       ONLY
---------------         -----        -----------     ----------------   ------    -----    -----------     ---      ---       ----
Alabama                     29       $3,645,038.14           0.36%     6.500%      707      $125,691      79.68%  58.93%     35.89%
Alaska                       5          963,700.74            0.10      6.307      717       192,740       82.71   87.51      31.38
Arizona                    248       47,206,180.06            4.66      6.317      717       190,348       79.11   46.57      73.26
Arkansas                     8          849,208.89            0.08      6.551      721       106,151       84.95   60.61      31.37
California                 733      219,999,372.02           21.72      6.216      712       300,136       74.00   37.64      77.91
Colorado                   121       21,186,468.71            2.09      6.363      722       175,095       78.56   41.42      74.44
Connecticut                 62       11,923,596.90            1.18      6.187      724       192,316       80.80   75.53      33.42
Delaware                    27        4,126,516.88            0.41      6.008      727       152,834       75.69   75.09      17.38
District of Columbia        11        2,582,460.04            0.25      6.701      693       234,769       74.62   22.56      97.69
Florida                    559       94,085,024.16            9.29      6.276      719       168,310       77.92   48.86      55.04
Georgia                    136       18,810,963.17            1.86      6.499      720       138,316       82.81   60.97      58.85
Hawaii                      27        6,250,975.00            0.62      5.985      736       231,518       67.45   79.99      17.05
Idaho                       25        3,536,865.35            0.35      6.685      722       141,475       78.06   32.93      66.40
Illinois                   175       32,640,307.02            3.22      6.436      716       186,516       78.52   42.09      54.33
Indiana                     86       10,026,190.80            0.99      6.228      722       116,584       81.97   85.84      19.60
Iowa                        23        2,645,306.70            0.26      6.182      731       115,013       85.83   83.61       4.22
Kansas                      37        4,291,060.82            0.42      6.266      728       115,975       82.86   82.00      25.38
Kentucky                    16        2,278,800.82            0.22      6.161      729       142,425       83.61   90.42      21.36
Louisiana                    8        1,006,854.93            0.10      6.360      729       125,857       81.25   59.75      18.01
Maine                       32        5,547,787.69            0.55      6.151      726       173,368       76.22   52.93      28.29
Maryland                   221       44,832,999.48            4.43      6.280      707       202,864       77.22   63.32      48.51
Massachusetts              141       38,264,999.40            3.78      6.314      712       271,383       74.55   39.55      49.04
Michigan                   144       21,262,342.41            2.10      6.294      718       147,655       79.66   54.96      40.58
Minnesota                  129       22,229,577.93            2.19      6.343      717       172,322       78.58   54.84      60.86
Mississippi                  3          485,728.42            0.05      6.510      739       161,909       89.23   71.33      49.71
Missouri                    71       10,455,415.42            1.03      6.326      726       147,259       79.21   68.35      42.87
Montana                      9        1,398,065.19            0.14      5.886      709       155,341       82.13   88.30      11.70
Nevada                     152       33,815,165.58            3.34      6.356      713       222,468       77.91   19.89      88.49
New Hampshire               46        8,493,868.48            0.84      6.394      721       184,649       74.37   68.32      36.89
New Jersey                 239       56,876,254.77            5.61      6.284      717       237,976       75.04   59.09      53.21
New Mexico                   6          796,200.17            0.08      6.206      694       132,700       77.04   12.56     100.00
New York                   271       70,181,117.90            6.93      6.218      720       258,971       73.23   53.18      45.42
North Carolina              66        9,308,637.25            0.92      6.498      717       141,040       77.16   50.56      55.62
North Dakota                 3          448,892.14            0.04      7.519      709       149,631       88.11   59.94      40.06
Ohio                       188       23,065,192.85            2.28      6.257      713       122,687       82.32   64.83      42.41
Oklahoma                    33        3,621,121.75            0.36      6.122      729       109,731       80.30   66.50       5.25
Oregon                      88       16,275,814.60            1.61      6.334      730       184,952       78.75   36.17      64.92
Pennsylvania               190       26,285,163.57            2.59      6.154      725       138,343       79.03   76.09      21.60
Rhode Island                34        7,060,008.63            0.70      6.289      722       207,647       75.36   56.43      41.58
South Carolina              46        7,405,282.64            0.73      6.497      714       160,984       80.49   70.34      48.39
South Dakota                 2          319,784.87            0.03      6.577      760       159,892       79.15  100.00      77.28
Tennessee                   71        8,490,579.18            0.84      6.139      730       119,586       81.31   64.76      21.61
Texas                      267       31,263,965.28            3.09      6.280      721       117,094       76.79   61.71      23.37
Utah                        64        8,558,499.97            0.84      6.234      728       133,727       81.83   67.27      51.08
Vermont                      2          220,909.63            0.02      6.370      726       110,455       71.04  100.00      52.04
Virginia                    95       25,718,403.02            2.54      6.509      695       270,720       78.29   12.63      94.03
Washington                 187       36,393,155.78            3.59      6.346      721       194,616       79.09   51.18      59.95
Wisconsin                   41        4,877,601.87            0.48      6.350      733       118,966       74.54   80.39      15.36
Wyoming                      7          977,154.44            0.10      6.152      719       139,593       81.15   58.82      49.15
                         -----   -----------------         ------      -----       ---      --------      -----   -----      -----
TOTAL:                   5,184   $1,012,984,581.46         100.00%     6.286%      717      $195,406      76.92%  49.52%     57.55%
                         =====   =================         ======      =====       ===      ========      =====   =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

OCCUPANCY TYPE

                                                 % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                NUMBER OF       AGGREGATE      PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                MORTGAGE    PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
OCCUPANCY TYPE    LOANS        OUTSTANDING      THE CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC       ONLY
--------------    -----        -----------      ----------------   ------    -----    -----------     ---      ---       ----
Primary           3,737      $753,639,711.67        74.40%          6.183%    715      $201,670      76.58%   57.62%    50.42%
Investment        1,330       238,753,697.65         23.57           6.610    721       179,514       77.99    24.73     80.06
Second Home         117        20,591,172.14          2.03           6.292    728       175,993       76.96     40.4     57.76
                  -----    -----------------       ------           -----     ---      --------      -----    -----     -----
TOTAL:            5,184    $1,012,984,581.46       100.00%          6.286%    717      $195,406      76.92%   49.52%    57.55%
                  =====    =================       ======           =====     ===      ========      =====    =====     =====

PROPERTY TYPE

                                                     % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF       AGGREGATE      PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT    PERCENT
                     MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL     INTEREST-
PROPERTY TYPE         LOANS        OUTSTANDING      THE CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC       ONLY
-------------         -----        -----------      ----------------   ------    -----    -----------     ---      ---       ----
Single Family         3,761      $699,991,104.73        69.10%         6.214%      717      $186,118    76.88%     58.11%   49.74%
PUD                     533       125,043,799.27         12.34          6.359      714       234,604     78.17      28.78    83.33
Condominium             449        77,881,739.23          7.69          6.455      717       173,456     77.47      33.86    75.74
Two-to-Four Family      436       109,430,400.68         10.80          6.539      714       250,987     75.31      29.32    64.91
Cooperative               5           637,537.55          0.06          6.418      660       127,508     78.73      61.49    94.74
                      -----    -----------------       ------          -----       ---      --------    -----      -----    -----
TOTAL:                5,184    $1,012,984,581.46       100.00%         6.286%      717      $195,406    76.92%     49.52%   57.55%
                      =====    =================       ======          =====       ===      ========    =====      =====    =====

LOAN PURPOSE

                                               % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
              NUMBER OF       AGGREGATE      PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
               MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
LOAN PURPOSE    LOANS        OUTSTANDING      THE CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
------------    -----        -----------      ----------------   ------    -----    -----------     ---      ---      ----
Purchase        1,557      $345,031,789.20          34.06%        6.493%    721      $221,600    79.55%    18.13%     85.75%
Refinance -
Rate Term         889       157,253,783.07           15.52         6.106    716       176,888     74.74     60.33      48.21
Refinance -
Cashout         2,738       510,699,009.19           50.42         6.201    713       186,523     75.81     67.39      41.38
                -----    -----------------         ------         -----     ---      --------    -----     -----      -----
TOTAL:          5,184    $1,012,984,581.46         100.00%        6.286%    717      $195,406    76.92%    49.52%     57.55%
                =====    =================         ======         =====     ===      ========    =====     =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

LOAN DOCUMENTATION

                                                  % OF AGGREGATE              WEIGHTED   AVERAGE     WEIGHTED
                   NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE   PERCENT   PERCENT
AMERIQUEST         MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT    BALANCE     ORIGINAL    FULL    INTEREST-
UNDERWRITING         LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING      LTV       DOC       ONLY
------------         -----       -----------      ----------------   ------     -----   -----------      ---       ---       ----
Full Documentation   2,564     $428,828,586.80          42.33%       6.033%      724     $167,250     75.92%    100.00%     27.73%
Stated Income          328       62,775,337.30            6.20        6.313      717      191,388      76.28       0.00      44.33
Limited
Documentation          216       37,267,359.31            3.68        6.260      720      172,534      76.98       0.00      31.87
SUB-TOTAL:           3,108     $528,871,283.41          52.21%       6.082%      723     $170,165     76.03%     81.08%     29.99%
                     -----     ---------------          -----        -----       ---     --------     -----      -----      -----

GREENPOINT UNDERWRITING

Stated Income            1,462    $349,142,961.73         34.47%       6.556%      705     $238,812     77.84%     0.00%      87.73%
Full Documentation         401      72,774,110.87           7.18        6.377      718      181,482      78.79    100.00       90.36
Stated Income/
Stated Asset                87      29,700,104.57           2.93        6.083      729      341,381      79.06      0.00       91.13
No income, asset
or employment
disclosure                  65      14,564,804.73           1.44        6.996      729      224,074      80.37      0.00       76.56
No Income Disclosure        31      10,428,653.56           1.03        6.465      722      336,408      71.94      0.00       84.02
No income or employment
disclosure                  19       4,687,999.37           0.46        6.369      750      246,737      66.34      0.00       68.82
No income or
asset disclosure            11       2,814,663.22           0.28        6.409      714      255,878      75.20      0.00       74.79
SUB-TOTAL:               2,076    $484,113,298.05         47.79%       6.509%      710     $233,195     77.88%    15.03%      87.66%
                         -----    ---------------         -----        -----       ---     --------     -----     -----       -----

TOTAL:                   5,184  $1,012,984,581.46        100.00%       6.286%      717     $195,406     76.92%    49.52%      57.55%
                         =====  =================        ======        =====       ===     ========     =====     =====       =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                 MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MARGINS (%)       LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
-----------       -----       -----------      ----------------   ------    -----    -----------     ---      ---      ----
1.501 to 1.750       42      $12,171,591.09          1.80%         5.204%    728      $289,800    72.48%    53.66%    100.00%
1.751 to 2.000       24        6,580,296.07           0.97          5.387    730       274,179     78.51     30.38     100.00
2.001 to 2.250       61       17,494,622.52           2.58          5.706    725       286,797     78.24     29.15     100.00
2.251 to 2.500       40       12,980,362.04           1.92          5.914    745       324,509     78.18      9.16     100.00
2.501 to 2.750    2,808      618,942,317.21          91.42          6.424    711       220,421     78.36     32.54      80.01
2.751 to 3.000       27        7,839,496.30           1.16          6.521    712       290,352     79.08      8.52     100.00
3.001 to 3.250        2        1,046,400.00           0.15          6.685    679       523,200     80.00      0.00     100.00
                  -----     ---------------        ------          -----     ---      --------    -----     -----      -----
TOTAL:            3,004     $677,055,085.23        100.00%         6.365%    712      $225,385    78.26%    32.03%     81.72%
                  =====     ===============        ======          =====     ===      ========    =====     =====      =====

MAXIMUM MORTGAGE RATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                    % OF AGGREGATE             WEIGHTED     AVERAGE    WEIGHTED
                   NUMBER OF       AGGREGATE      PRINCIPAL BALANCE  WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE   PERCENT    PERCENT
MAXIMUM            MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL     INTEREST-
MORTGAGE RATE (%)   LOANS        OUTSTANDING      THE CUT-OFF DATE   COUPON    SCORE     OUTSTANDING     LTV       DOC       ONLY
-----------------   -----        -----------      ----------------   ------    -----     -----------     ---       ---       ----
9.501 to 9.750          5          $822,780.80          0.12%        4.750%     700       $164,556     75.36%    100.00%      0.00%
9.751 to 10.000        10         1,620,734.76           0.24         4.941     723        162,073      71.37     100.00       0.00
10.001 to 10.250       15         2,445,454.86           0.36         4.844     744        163,030      69.19     100.00      11.61
10.251 to 10.500       10         2,051,800.09           0.30         5.120     713        205,180      73.21      56.33      50.10
10.501 to 10.750       19         4,813,936.88           0.71         5.654     734        253,365      70.70      14.13      66.56
10.751 to 11.000       46         9,322,982.34           1.38         5.824     730        202,674      73.81      33.27      75.94
11.001 to 11.250       78        18,194,050.88           2.69         5.939     721        233,257      71.71      39.33      68.96
11.251 to 11.500      200        40,498,183.98           5.98         5.911     725        202,491      75.24      56.35      67.07
11.501 to 11.750      304        65,687,356.02           9.70         6.011     717        216,077      77.10      45.54      76.05
11.751 to 12.000      709       166,565,535.53          24.60         5.994     720        234,930      77.99      40.51      84.68
12.001 to 12.250      347        78,084,278.32          11.53         6.322     710        225,027      79.37      32.52      86.34
12.251 to 12.500      414        92,386,283.31          13.65         6.496     709        223,155      79.56      23.48      83.93
12.501 to 12.750      316        73,170,826.23          10.81         6.725     703        231,553      79.39      21.44      80.11
12.751 to 13.000      307        70,519,216.63          10.42         6.930     701        229,704      80.04      15.19      87.55
13.001 to 13.250      107        22,890,184.66           3.38         7.199     700        213,927      79.48      12.22      90.12
13.251 to 13.500       74        14,798,944.04           2.19         7.443     698        199,986      79.71      16.18      86.99
13.501 to 13.750       25         7,975,698.49           1.18         7.663     703        319,028      80.67       5.89      97.52
13.751 to 14.000       11         2,967,980.75           0.44         7.924     703        269,816      85.40      18.34      84.03
14.001 to 14.250        1           301,114.16           0.04         8.250     719        301,114      90.00       0.00       0.00
14.251 to 14.500        3         1,235,900.00           0.18         8.392     700        411,967      61.66       0.00     100.00
14.501 to 14.750        3           701,842.50           0.10         8.714     675        233,948      79.10       0.00     100.00
                    -----      ---------------        ------         -----      ---       --------     -----      -----      -----
TOTAL:              3,004      $677,055,085.23        100.00%        6.365%     712       $225,385     78.26%     32.03%     81.72%
                    =====      ===============        ======         =====      ===       ========     =====      =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                 % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                 NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
NEXT RATE        MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
ADJUSTMENT DATE    LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------    -----       -----------      ----------------   ------    -----    -----------     ---      ---      ----
November 2005        110      $32,433,604.74         4.79%          5.877%     730      $294,851    78.85%    12.09%   100.00%
December 2005         38        9,432,118.21          1.39           5.729     739       248,214     78.38     18.87    100.00
January 2006          71       20,151,777.89          2.98           5.642     725       283,828     73.97     56.33    100.00
February 2006          1          215,900.00          0.03           6.000     671       215,900     79.99      0.00    100.00
April 2006             4        1,462,973.75          0.22           5.541     718       365,743     80.00     59.47    100.00
May 2007               1          270,000.00          0.04           6.750     676       270,000     88.82      0.00    100.00
June 2007              7        2,055,950.74          0.30           6.084     667       293,707     73.75     26.93     38.94
July 2007            112       27,394,698.71          4.05           6.391     702       244,596     79.60      9.02     82.69
August 2007          128       31,005,692.78          4.58           6.542     700       242,232     78.35     15.58     80.10
November 2007          1          176,000.00          0.03           5.625     684       176,000     80.00    100.00    100.00
January 2008           2          508,970.58          0.08           5.625     627       254,485     75.57     59.73     59.73
February 2008         10        1,764,802.99          0.26           5.603     713       176,480     73.83     46.58     60.26
March 2008             5          595,588.02          0.09           4.961     702       119,118     45.21     53.58     46.42
April 2008             5          871,823.68          0.13           5.905     769       174,365     76.85     52.00     32.05
May 2008              16        2,690,645.31          0.40           6.358     723       168,165     79.14     43.50     65.94
June 2008             58       11,927,084.08          1.76           6.190     715       205,639     80.39     34.92     81.86
July 2008          1,003      224,181,587.48         33.11           6.331     711       223,511     78.99     39.84     80.05
August 2008          546      128,920,798.93         19.04           6.685     705       236,119     78.20     12.87     87.65
September 2009         1          160,000.00          0.02           7.250     660       160,000     80.00    100.00    100.00
November 2009          1           83,100.02          0.01           6.250     723        83,100     76.36      0.00      0.00
January 2010           4          882,578.98          0.13           6.150     664       220,645     64.98     14.96    100.00
February 2010          1          356,575.27          0.05           5.250     688       356,575     48.32    100.00      0.00
March 2010             4          516,861.01          0.08           5.508     755       129,215     73.76    100.00     37.20
April 2010             4          946,814.49          0.14           4.903     712       236,704     79.04    100.00      0.00
May 2010              18        2,462,306.92          0.36           5.847     714       136,795     79.81     69.66     21.56
June 2010             54       10,819,382.74          1.60           6.250     712       200,359     79.17     52.25     57.45
July 2010            547      113,393,885.22         16.75           6.309     723       207,301     78.48     52.40     74.82
August 2010          198       41,985,300.73          6.20           6.621     708       212,047     75.63     16.12     82.59
July 2012             20        3,788,807.11          0.56           6.630     720       189,440     76.59     11.05     75.95
August 2012           21        2,926,034.61          0.43           6.853     730       139,335     77.48     43.45     84.46
July 2015              6        1,662,532.75          0.25           6.997     702       277,089     78.77     11.07     71.93
August 2015            7        1,010,887.49          0.15           6.945     741       144,412     59.30     23.74     90.93
                   -----     ---------------       ------           -----      ---      --------    -----     -----     -----
TOTAL:             3,004     $677,055,085.23       100.00%          6.365%     712      $225,385    78.26%    32.03%    81.72%
                   =====     ===============       ======           =====      ===      ========    =====     =====     =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

MORTGAGE INSURANCE

                                                     % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF       AGGREGATE      PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                     MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MORTGAGE INSURANCE    LOANS        OUTSTANDING      THE CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
------------------    -----        -----------      ----------------   ------    -----    -----------     ---      ---      ----
No Mortgage
  Insurance           3,774      $761,894,605.13        75.21%         6.279%     716      $201,880     73.27%   40.34%    64.86%
Lender Paid
  Mortgage
  Insurance           1,316       231,704,025.42         22.87          6.273     718       176,067      87.75    83.25     31.80
Borrower Paid
  Mortgage
  Insurance              94        19,385,950.91          1.91          6.715     715       206,234      90.67     6.96     78.18
                      -----    -----------------       ------          -----      ---      --------     -----    -----     -----
TOTAL:                5,184    $1,012,984,581.46       100.00%         6.286%     717      $195,406     76.92%   49.52%    57.55%
                      =====    =================       ======          =====      ===      ========     =====    =====     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

                    GROUP I MORTGAGE LOANS CHARACTERISTICS:

Total Current Balance                                      $306,958,301.63
Total Number of Loans                                           2,100

                                  AVERAGE OR
                               WEIGHTED AVERAGE (1)               MINIMUM            MAXIMUM
                               --------------------               -------            -------
Current Balance                    $146,170.62                  $44,321.10         $598,323.97
Original Balance                   $146,823.70                  $44,500.00         $600,000.00

Loan Rate                            6.112%                       4.875%             8.375%
Servicing Fee                        0.250%                       0.250%             0.250%
Net Loan Rate                        5.612%                       4.375%             7.875%

Original LTV                         73.63%                       10.41%             92.35%

Credit Score                          725                          626                816

Original Term (mos)                   321                          180                360
Remaining Term (mos)                  318                          172                358
Seasoning (mos)                        3                            2                  8

IO Original Term (2)                   60                           60                 60
IO Remaining Term (2)                  57                           55                 57

Top State Concentrations ($)          CA(12.10%),FL(10.72%),NY(8.23%),NJ(6.67%),MD(5.76%)

First Pay Date                                                  03/01/2005         09/01/2005
Maturity Date                                                   02/01/2020         08/01/2035

(1) Based on current balances
(2) For Interest-Only loans.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

INDEX

                                                  % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                  NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT  PERCENT
                  MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    INTEREST-
INDEX              LOANS        OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING    LTV        DOC      ONLY
-----              -----        -----------      ----------------   ------     -----   -----------    ---        ---      ----
Fixed Rate          2,100     $306,958,301.63            100.00%     6.112%     725      $146,171     73.63%    85.40%    7.85%
                    -----     ---------------            ------      -----      ---      --------     -----     -----     ----
TOTAL:              2,100     $306,958,301.63            100.00%     6.112%     725      $146,171     73.63%    85.40%    7.85%
                    =====     ===============            ======      =====      ===      ========     =====     =====     ====

PRODUCT TYPE

                                                  % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                  NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT  PERCENT
                  MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    INTEREST-
PRODUCT TYPE       LOANS        OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING    LTV        DOC      ONLY
------------       -----        -----------      ----------------   ------     -----   -----------    ---        ---      ----
15 Year
Fixed Loans           541      $66,119,041.29             21.54%     5.762%     731      $122,216     67.27%    86.05%    0.00%
30 Year
Fixed Loans         1,424      216,730,028.84              70.61      6.176     724       152,198      75.38     85.45     0.00
30 Year
Fixed IO Loans        135       24,109,231.50               7.85      6.496     727       178,587      75.38     83.16   100.00
                    -----     ---------------            ------      -----      ---      --------     -----     -----     ----
TOTAL:              2,100     $306,958,301.63            100.00%     6.112%     725      $146,171     73.63%    85.40%    7.85%
                    =====     ===============            ======      =====      ===      ========     =====     =====     ====

AMORTIZATION TYPE

                                                   % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                   NUMBER OF     AGGREGATE       PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT  PERCENT
                   MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    INTEREST-
AMORTIZATION TYPE   LOANS        OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING    LTV        DOC      ONLY
-----------------   -----        -----------      ----------------   ------     -----   -----------    ---        ---      ----
Fully Amortizing     1,965     $282,849,070.13             92.15%     6.080%     725      $143,944     73.48%    85.59%    0.00%
60 Month
Interest-Only          135       24,109,231.50               7.85      6.496     727       178,587      75.38     83.16   100.00
                     -----     ---------------            ------      -----      ---      --------     -----     -----     ----
TOTAL:               2,100     $306,958,301.63            100.00%     6.112%     725      $146,171     73.63%    85.40%    7.85%
                     =====     ===============            ======      =====      ===      ========     =====     =====     ====

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
RANGE OF CUT-OFF DATE        NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT   PERCENT
STATED PRINCIPAL BALANCES    MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
($)                            LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING    LTV       DOC      ONLY
-------------------------    ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
0.01 to 100,000.00               603    $ 47,588,221.67     15.50%      6.072%      726     $ 78,919     67.65%    85.60%    3.11%
100,000.01 to 200,000.00       1,077     153,559,943.14      50.03       6.113      726      142,581      74.96     86.92     5.38
200,000.01 to 300,000.00         353      83,033,177.71      27.05       6.126      724      235,221      74.38     84.86    13.04
300,000.01 to 400,000.00          61      20,058,194.02       6.53       6.134      728      328,823      74.09     73.62    17.61
400,000.01 to 500,000.00           5       2,120,441.12       0.69       6.117      719      424,088      79.49    100.00     0.00
500,000.01 to 600,000.00           1         598,323.97       0.19       6.375      697      598,324      66.67    100.00     0.00
                               -----    ---------------    -------      ------      ---     --------     ------    ------    -----
TOTAL:                         2,100    $306,958,301.63    100.00%      6.112%      725     $146,171     73.63%    85.40%    7.85%
                               =====    ===============    =======      ======      ===     ========     ======    ======    =====


CURRENT MORTGAGE RATES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT   PERCENT
RANGE OF CURRENT             MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MORTGAGE RATES (%)             LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING    LTV       DOC      ONLY
------------------           ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
4.751 to 5.000                     3    $    334,473.62      0.11%      4.971%      664     $111,491     57.69%    100.00%    0.00%
5.001 to 5.250                    38       4,963,477.69       1.62       5.233      767      130,618      54.69     100.00     0.00
5.251 to 5.500                   148      19,668,176.01       6.41       5.469      748      132,893      55.62      92.57     0.00
5.501 to 5.750                   259      34,753,952.16      11.32       5.705      740      134,185      64.70      89.07     0.00
5.751 to 6.000                   644      95,389,841.10      31.08       5.940      735      148,121      71.33      86.49     1.42
6.001 to 6.250                   465      71,248,167.26      23.21       6.183      716      153,222      76.30      86.05     9.40
6.251 to 6.500                   288      45,045,175.06      14.67       6.428      708      156,407      82.41      80.71    17.13
6.501 to 6.750                   110      16,026,694.13       5.22       6.695      712      145,697      84.03      78.90    34.74
6.751 to 7.000                    89      12,187,241.80       3.97       6.950      714      136,935      85.01      78.56    12.00
7.001 to 7.250                    29       4,028,976.85       1.31       7.210      705      138,930      86.55      72.98    13.24
7.251 to 7.500                    18       2,255,540.66       0.73       7.423      699      125,308      84.66      69.21    22.39
7.501 to 7.750                     5         793,658.53       0.26       7.654      694      158,732      89.07      76.66    25.51
7.751 to 8.000                     2         127,212.87       0.04       7.875      691       63,606      87.98      47.09     0.00
8.001 to 8.250                     1          65,513.89       0.02       8.125      693       65,514      80.00     100.00     0.00
8.251 to 8.500                     1          70,200.00       0.02       8.375      695       70,200      90.00     100.00   100.00
                               -----    ---------------    -------      ------      ---     --------     ------    ------    ------
TOTAL:                         2,100    $306,958,301.63    100.00%      6.112%      725     $146,171     73.63%     85.40%    7.85%
                               =====    ===============    =======      ======      ===     ========     ======    ======    ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

REMAINING TERM

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
REMAINING TERM (MONTHS)        LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING    LTV       DOC      ONLY
-----------------------      ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------


169 to 180                       541    $ 66,119,041.29     21.54%      5.762%      731     $122,216     67.27%    86.05%    0.00%
349 to 360                     1,559     240,839,260.34      78.46       6.208      724      154,483      75.38     85.23    10.01
                               -----    ---------------    -------      ------      ---     --------     ------    ------    -----
TOTAL:                         2,100    $306,958,301.63    100.00%      6.112%      725     $146,171     73.63%    85.40%    7.85%
                               =====    ===============    =======      ======      ===     ========     ======    ======    =====

ORIGINAL LOAN-TO-VALUE RATIOS

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT   PERCENT
RANGE OF ORIGINAL            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
LOAN-TO-VALUE RATIOS (%)       LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING    LTV       DOC      ONLY
------------------------     ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
10.01 to 20.00                    14    $  1,164,902.70      0.38%      5.621%      754     $ 83,207     14.96%    100.00%   0.00%
20.01 to 30.00                    44       4,920,207.70       1.60       5.794      735      111,823      25.50      85.83    7.84
30.01 to 40.00                    73       8,282,827.63       2.70       5.797      736      113,463      35.19      90.60   11.24
40.01 to 50.00                   146      19,530,049.62       6.36       5.816      734      133,767      45.40      85.23    5.31
50.01 to 60.00                   195      28,938,088.18       9.43       5.869      738      148,400      55.47      81.37    6.45
60.01 to 70.00                   251      38,625,127.49      12.58       5.939      727      153,885      65.22      80.64    7.06
70.01 to 75.00                   216      30,482,717.15       9.93       6.017      728      141,124      72.94      86.63    7.01
75.01 to 80.00                   303      42,906,332.84      13.98       6.100      725      141,605      78.45      85.64    7.24
80.01 to 85.00                   220      33,940,990.11      11.06       6.175      722      154,277      83.35      89.94    7.77
85.01 to 90.00                   636      97,917,548.49      31.90       6.373      719      153,958      89.00      85.78    9.48
90.01 to 95.00                     2         249,509.72       0.08       6.219      700      124,755      91.35     100.00    0.00
                               -----    ---------------    -------      ------      ---     --------     ------    -------   -----
TOTAL:                         2,100    $306,958,301.63    100.00%      6.112%      725     $146,171     73.63%     85.40%   7.85%
                               =====    ===============    =======      ======      ===     ========     ======    =======   =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

CREDIT SCORES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
RANGE OF CREDIT SCORES         LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING    LTV       DOC      ONLY
----------------------       ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
626 to 650                         3    $    529,522.78      0.17%      5.440%      635     $176,508     60.18%    100.00%   0.00%
651 to 675                         2         257,947.32       0.08       5.250      662      128,974      69.98     100.00    0.00
676 to 700                       613      87,990,550.41      28.67       6.338      689      143,541      75.21      84.67    8.75
701 to 725                       555      81,551,800.04      26.57       6.140      713      146,940      76.10      80.62    6.86
726 to 750                       430      64,546,844.58      21.03       6.016      737      150,109      74.39      87.26    7.24
751 to 775                       278      42,205,065.30      13.75       5.937      762      151,817      71.50      90.48    9.31
776 to 800                       176      24,476,765.08       7.97       5.851      787      139,073      64.13      87.08    6.74
801 to 825                        43       5,399,806.12       1.76       5.814      807      125,577      62.59      98.06   10.45
                               -----    ---------------    -------      ------      ---     --------     ------    -------   -----
TOTAL:                         2,100    $306,958,301.63    100.00%      6.112%      725     $146,171     73.63%     85.40%   7.85%
                               =====    ===============    =======      ======      ===     ========     ======    =======   =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8
--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
                              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
GEOGRAPHIC AREA                LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Alabama                             20  $  2,071,617.44         0.67%    6.368%      712   $   103,581    76.91%   60.88%     29.69%
Alaska                               3       540,907.42         0.18     6.333       706       180,302    85.68   100.00       0.00
Arizona                             66     9,622,381.05         3.13     6.188       718       145,794    78.43    91.59      12.62
Arkansas                             5       426,779.78         0.14     6.396       720        85,356    85.48    84.03       0.00
California                         212    37,146,371.24        12.10     5.962       724       175,219    61.37    82.36      11.32
Colorado                            22     3,425,192.62         1.12     6.284       720       155,691    77.94    90.18      17.86
Connecticut                         38     6,652,557.45         2.17     6.088       734       175,067    78.29    83.90      10.15
Delaware                            20     2,871,647.05         0.94     5.979       724       143,582    73.91    81.67       0.00
District of Columbia                 1        59,573.02         0.02     5.625       739        59,573    20.69   100.00       0.00
Florida                            244    32,900,421.89        10.72     6.129       720       134,838    75.39    77.35       5.42
Georgia                             48     6,327,423.53         2.06     6.430       716       131,821    84.50    84.19       6.63
Hawaii                              23     4,845,007.55         1.58     5.929       734       210,653    64.57    84.91      13.59
Idaho                                2       296,212.44         0.10     5.990       719       148,106    86.24   100.00       0.00
Illinois                            55     7,632,106.14         2.49     6.314       723       138,766    75.10    89.17      12.27
Indiana                             48     5,270,652.62         1.72     6.161       728       109,805    81.72    98.83       2.52
Iowa                                16     1,995,610.09         0.65     6.137       725       124,726    87.32   100.00       0.00
Kansas                              23     2,490,726.10         0.81     6.256       732       108,292    82.35   100.00       0.00
Kentucky                            11     1,277,241.74         0.42     5.985       731       116,113    79.87    93.79       0.00
Louisiana                            5       668,969.88         0.22     6.228       732       133,794    79.03    75.38      12.55
Maine                               23     3,487,536.90         1.14     6.010       725       151,632    75.21    75.20       6.85
Maryland                           110    17,695,616.47         5.76     6.089       723       160,869    75.70    96.18       5.01
Massachusetts                       33     6,509,358.71         2.12     5.969       723       197,253    62.90    89.40      12.46
Michigan                            58     7,164,811.45         2.33     6.062       723       123,531    77.37    85.12       5.66
Minnesota                           44     6,390,407.83         2.08     6.117       729       145,237    75.97    97.58       3.35
Mississippi                          1       241,443.75         0.08     6.250       788       241,444    88.45   100.00     100.00
Missouri                            46     5,483,971.35         1.79     6.216       717       119,217    81.93    92.40       8.75
Montana                              4       574,998.14         0.19     5.890       739       143,750    87.00   100.00       0.00
Nevada                              15     2,587,781.48         0.84     6.273       724       172,519    68.61    83.26      35.24
New Hampshire                       28     4,305,878.54         1.40     6.049       722       153,781    70.17    90.79       2.47
New Jersey                         110    20,465,495.49         6.67     6.208       729       186,050    71.27    84.80       6.92
New York                           136    25,267,417.22         8.23     6.014       727       185,790    64.83    80.67       7.80
North Carolina                      30     3,491,177.06         1.14     6.283       723       116,373    78.80    82.07       0.00
North Dakota                         2       269,049.64         0.09     6.696       735       134,525    87.58   100.00       0.00
Ohio                                71     8,371,672.35         2.73     6.292       718       117,911    83.42    76.54      13.31
Oklahoma                            26     2,910,994.66         0.95     6.085       733       111,961    80.58    79.83       0.00
Oregon                              17     2,281,746.63         0.74     5.905       743       134,220    76.82   100.00       0.00
Pennsylvania                       131    17,343,972.39         5.65     6.057       733       132,397    77.24    86.64       7.05
Rhode Island                        18     3,261,285.40         1.06     6.100       736       181,183    71.83    88.94      11.69
South Carolina                      21     3,124,369.17         1.02     6.270       712       148,779    80.48   100.00      13.28
South Dakota                         1        72,654.40         0.02     5.990       742        72,654    77.03   100.00       0.00
Tennessee                           41     5,130,151.60         1.67     6.132       730       125,126    80.88    82.44       1.37
Texas                              147    15,226,994.58         4.96     6.092       727       103,585    75.56    82.66       1.39
Utah                                31     4,297,881.48         1.40     6.144       733       138,641    82.09    92.32       9.12
Vermont                              2       220,909.63         0.07     6.370       726       110,455    71.04   100.00      52.04
Washington                          62    10,700,514.71         3.49     6.117       733       172,589    79.14    84.55      10.17
Wisconsin                           28     3,263,942.38         1.06     6.390       735       116,569    73.63    92.49       2.44
Wyoming                              2       294,869.17         0.10     6.497       697       147,435    85.37   100.00       0.00
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,100  $306,958,301.63       100.00%    6.112%      725   $   146,171    73.63%   85.40%      7.85%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8
--------------------------------------------------------------------------------

OCCUPANCY TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
                              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
OCCUPANCY TYPE                 LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Primary                          1,954  $288,764,227.36        94.07%    6.102%      726   $   147,781    73.62%   86.58%      8.35%
Investment                         110    13,137,735.03         4.28     6.339       723       119,434    73.82    63.61       0.00
Second Home                         36     5,056,339.24         1.65     6.098       723       140,454    73.55     75.1       0.00
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,100  $306,958,301.63       100.00%    6.112%      725   $   146,171    73.63%   85.40%      7.85%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========

PROPERTY TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
                              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
PROPERTY TYPE                  LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Single Family                    1,859  $266,688,399.99        86.88%    6.102%      725   $   143,458    74.01%   86.35%      7.70%
Two-to-Four Family                  94    17,996,206.03         5.86     6.227       720       191,449    66.26    67.49       6.40
Planned Unit
  Development                       73    12,110,288.87         3.95     6.113       730       165,894    77.43    87.42       6.41
Condominium                         74    10,163,406.74         3.31     6.165       731       137,343    72.04    90.00      16.22
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,100  $306,958,301.63       100.00%    6.112%      725   $   146,171    73.63%   85.40%      7.85%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========

LOAN PURPOSE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
                              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
LOAN PURPOSE                   LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Purchase                            28  $  4,013,936.99         1.31%    6.148%      727   $   143,355    78.89%   69.50%      6.68%
Refinance - Rate Term              475    66,573,453.33        21.69     5.941       734       140,155    72.41    89.71       7.78
Refinance - Cashout              1,597   236,370,911.31        77.00     6.160       723       148,009    73.88    84.46       7.89
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,100  $306,958,301.63       100.00%    6.112%      725   $   146,171    73.63%   85.40%      7.85%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8
--------------------------------------------------------------------------------

LOAN DOCUMENTATION

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
                              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
AMERIQUEST UNDERWRITING        LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Full Documentation               1,809  $262,152,568.23        85.40%    6.089%      726   $   144,916    73.71%  100.00%      7.65%
Stated Income                      157    24,437,826.66         7.96     6.294       717       155,655    72.26     0.00       9.55
Limited Documentation              134    20,367,906.74         6.64     6.191       723       151,999    74.26     0.00       8.47
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,100  $306,958,301.63       100.00%    6.112%      725   $   146,171    73.63%   85.40%      7.85%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========

MORTGAGE INSURANCE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
                              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MORTGAGE INSURANCE             LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
No Mortgage Insurance            1,257  $177,484,706.01        57.82%    5.960%      730   $   141,197    63.48%   84.29%      7.10%
Lender Paid Mortgage
  Insurance                        843   129,473,595.62        42.18     6.321       720       153,587    87.54    86.92       8.88
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,100  $306,958,301.63       100.00%    6.112%      725   $   146,171    73.63%   85.40%      7.85%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8
--------------------------------------------------------------------------------

                    GROUP II MORTGAGE LOANS CHARACTERISTICS:

Total Current Balance                                 $397,162,752.47
Total Number of Loans                                     2,170

                                  AVERAGE OR
                             WEIGHTED AVERAGE (1)      MINIMUM          MAXIMUM
                             --------------------      -------          -------
Current Balance              $        183,024.31      $11,511.30      $620,520.83
Original Balance             $        183,213.77      $11,600.00      $650,000.00
Loan Rate                                  6.342%          3.875%           8.750%
Servicing Fee                              0.256%          0.250%           0.375%
Net Loan Rate                              6.001%          3.500%           8.500%
Gross Margin (3)                           2.720%          1.625%           3.000%
Maximum Loan Rate (3)                     12.221%          9.750%          14.750%
Original LTV                               78.13%          13.51%           95.00%
Credit Score                                 715             621              821
Original Term (mos)                          359             300              360
Remaining Term (mos)                         356             297              358
Seasoning (mos)                                3               2               16
Next Rate Reset                               36               1               58
Rate Adj Freq                                  6               1               12
First Rate Adj Freq                           39               1               60
IO Original Term (2)                         105              36              120
IO Remaining Term (2)                        102              20              118

Top State Concentrations ($)          CA(17.48%),FL(9.72%),AZ(6.25%),NV(4.89%),MA(4.88%)

First Pay Date                                        07/01/2004       09/01/2005
Rate Change Date                                      11/01/2005       08/01/2010
Maturity Date                                         07/01/2030       08/01/2035

(1)   Based on current balances

(2)   For Interest-Only loans.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8
--------------------------------------------------------------------------------

INDEX

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
                              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
INDEX                          LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
6 Month LIBOR                    2,072  $379,963,302.78        95.67%    6.374%      714   $   183,380    78.22%   39.33%     78.46%
1 Month LIBOR                       58    11,256,450.02         2.83     6.034       718       194,077    78.50    25.97     100.00
1 Year LIBOR                        40     5,942,999.67         1.50     4.889       727       148,575    71.47   100.00       0.00
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,170  $397,162,752.47       100.00%    6.342%      715   $   183,024    78.13%   39.86%     77.90%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========

PRODUCT TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
                              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
PRODUCT TYPE                   LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
1 Month LIBOR IO Loans              58  $ 11,256,450.02         2.83%    6.034%      718   $   194,077    78.50%   25.97%    100.00%
6 Month LIBOR IO Loans              77    15,165,913.47         3.82     5.628       732       196,960    72.56    60.08     100.00
2/28 LIBOR Loans                    47     7,244,775.76         1.82     6.455       706       154,144    79.00    16.22       0.00
2/28 LIBOR IO Loans                127    25,801,801.36         6.50     6.482       707       203,164    78.48    23.74     100.00
3/1 LIBOR Loans                     22     2,605,004.01         0.66     4.612       739       118,409    71.33   100.00       0.00
3/27 LIBOR Loans                   296    48,028,249.21        12.09     6.210       714       162,258    79.15    48.11       0.00
3/27 LIBOR IO Loans                978   187,792,056.04        47.28     6.446       712       192,016    78.49    33.52     100.00
5/1 LIBOR Loans                     18     3,337,995.66         0.84     5.106       718       185,444    71.57   100.00       0.00
5/25 LIBOR Loans                   172    26,566,073.45         6.69     6.187       717       154,454    78.23    57.35       0.00
5/25 LIBOR IO Loans                375    69,364,433.49        17.46     6.476       719       184,972    77.90    45.72     100.00
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,170  $397,162,752.47       100.00%    6.342%      715   $   183,024    78.13%   39.86%     77.90%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
                              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
AMORTIZATION TYPE              LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Fully Amortizing                   555  $ 87,782,098.09        22.10%    6.134%      715   $   158,166    78.34%   51.79%      0.00%
36 Month Interest-Only               2       543,232.61         0.14     6.305       675       271,616    73.84     0.00     100.00
60 Month Interest-Only             380    77,290,455.85        19.46     6.098       720       203,396    80.11    72.04     100.00
120 Month Interest-Only          1,233   231,546,965.92        58.30     6.502       713       187,792    77.39    24.68     100.00
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,170  $397,162,752.47       100.00%    6.342%      715   $   183,024    78.13%   39.86%     77.90%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                     NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
CUT-OFF DATE STATED           MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
PRINCIPAL BALANCES ($)         LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
0.01 to 100,000.00                 361  $ 27,468,095.46         6.92%    6.412%      720   $    76,089    76.79%   45.12%     58.42%
100,000.01 to 200,000.00         1,018   150,886,335.26        37.99     6.347       719       148,218    78.25    43.28      74.58
200,000.01 to 300,000.00           563   136,821,959.21        34.45     6.255       712       243,023    77.99    39.46      79.39
300,000.01 to 400,000.00           191    64,180,675.78        16.16     6.354       707       336,024    79.12    40.11      87.63
400,000.01 to 500,000.00            27    12,128,276.42         3.05     6.803       705       449,195    77.25     7.13      89.33
500,000.01 to 600,000.00             8     4,438,139.51         1.12     6.876       710       554,767    75.40     0.00      86.96
600,000.01 to 700,000.00             2     1,239,270.83         0.31     6.625       783       619,635    74.64     0.00     100.00
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,170  $397,162,752.47       100.00%    6.342%      715   $   183,024    78.13%   39.86%     77.90%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8
--------------------------------------------------------------------------------

CURRENT MORTGAGE RATES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
RANGE OF CURRENT              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MORTGAGE RATES (%)             LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
3.751 to 4.000                       1  $    253,969.97         0.06%    3.875%      778   $   253,970    79.99%    0.00%    100.00%
4.001 to 4.250                       9       967,873.74         0.24     4.250       751       107,542    69.31   100.00       0.00
4.251 to 4.500                       5       668,069.45         0.17     4.388       718       133,614    72.06   100.00       0.00
4.501 to 4.750                       6       767,117.57         0.19     4.738       713       127,853    75.83   100.00       0.00
4.751 to 5.000                      14     2,055,738.51         0.52     4.950       740       146,838    68.05   100.00      10.46
5.001 to 5.250                      50     9,489,569.83         2.39     5.221       724       189,791    63.86    91.39      63.00
5.251 to 5.500                     117    21,887,307.53         5.51     5.452       730       187,071    75.11    76.17      61.85
5.501 to 5.750                     195    37,504,561.01         9.44     5.705       718       192,331    76.15    63.21      72.53
5.751 to 6.000                     334    62,679,224.46        15.78     5.942       720       187,662    78.30    53.76      73.55
6.001 to 6.250                     273    53,060,428.17        13.36     6.197       715       194,361    78.61    37.76      82.63
6.251 to 6.500                     358    65,948,918.72        16.61     6.446       714       184,215    78.88    30.34      82.26
6.501 to 6.750                     298    54,440,619.44        13.71     6.698       710       182,687    79.46    28.17      78.20
6.751 to 7.000                     289    50,356,385.49        12.68     6.925       710       174,244    79.98    20.48      86.27
7.001 to 7.250                     110    18,050,421.13         4.54     7.191       703       164,095    79.69    12.61      86.35
7.251 to 7.500                      76    12,135,672.24         3.06     7.442       704       159,680    79.93    20.60      86.00
7.501 to 7.750                      20     3,722,342.11         0.94     7.649       688       186,117    75.98     1.89      90.99
7.751 to 8.000                      11     2,171,576.44         0.55     7.911       685       197,416    83.69    25.06      86.03
8.001 to 8.250                       1       301,114.16         0.08     8.250       719       301,114    90.00     0.00       0.00
8.501 to 8.750                       3       701,842.50         0.18     8.714       675       233,948    79.10     0.00     100.00
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,170  $397,162,752.47       100.00%    6.342%      715   $   183,024    78.13%   39.86%     77.90%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========

REMAINING TERM

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
                              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
REMAINING TERM (MONTHS)        LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
289 to 300                          36  $  7,435,895.42         1.87%    5.413%      724   $   206,553    66.85%   80.59%    100.00%
337 to 348                           3       703,232.61         0.18     6.520       672       234,411    75.24    22.75     100.00
349 to 360                       2,131   389,023,624.44        97.95     6.359       714       182,554    78.35    39.11      77.44
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,170  $397,162,752.47       100.00%    6.342%      715   $   183,024    78.13%   39.86%     77.90%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
RANGE OF ORIGINAL             MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
LOAN-TO-VALUE RATIOS (%)       LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
10.01 to 20.00                       3  $    289,493.12         0.07%    5.533%      762   $    96,498    15.66%   91.36%    100.00%
20.01 to 30.00                      11     1,667,854.64         0.42     5.715       716       151,623    26.66    52.66      63.68
30.01 to 40.00                      15     1,921,030.64         0.48     5.606       716       128,069    37.16    58.98      59.05
40.01 to 50.00                      37     5,557,744.57         1.40     5.854       714       150,209    46.11    41.72      67.07
50.01 to 60.00                      67    13,051,743.16         3.29     6.016       722       194,802    55.54    47.41      72.81
60.01 to 70.00                     158    31,507,986.55         7.93     6.052       706       199,418    66.42    35.96      75.25
70.01 to 75.00                     149    27,593,260.18         6.95     6.180       708       185,190    73.42    37.04      75.64
75.01 to 80.00                   1,290   234,778,932.69        59.11     6.486       715       181,999    79.57    29.31      84.12
80.01 to 85.00                      82    15,354,019.14         3.87     6.018       718       187,244    83.35    71.89      68.88
85.01 to 90.00                     353    64,454,442.10        16.23     6.250       715       182,590    89.26    71.53      62.81
90.01 to 95.00                       5       986,245.68         0.25     6.644       721       197,249    95.00     0.00      52.95
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,170  $397,162,752.47       100.00%    6.342%      715   $   183,024    78.13%   39.86%     77.90%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========

CREDIT SCORES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
                              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
RANGE OF CREDIT SCORES         LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
601 to 625                           8  $  1,695,119.21         0.43%    6.177%      623   $   211,890    79.20%  100.00%     86.13%
626 to 650                          84    17,637,485.07         4.44     6.458       642       209,970    75.17    15.52      77.64
651 to 675                         227    45,875,372.32        11.55     6.670       663       202,094    75.43    15.52      88.09
676 to 700                         550    98,295,806.27        24.75     6.345       689       178,720    79.62    47.46      74.99
701 to 725                         461    85,579,171.96        21.55     6.353       713       185,638    78.79    39.10      72.99
726 to 750                         367    65,154,408.07        16.40     6.226       737       177,532    78.23    43.51      76.40
751 to 775                         273    47,707,020.58        12.01     6.226       763       174,751    78.49    47.25      83.79
776 to 800                         161    28,952,840.31         7.29     6.219       786       179,831    77.56    43.10      81.83
801 to 825                          39     6,265,528.68         1.58     6.110       807       160,655    72.17    51.97      66.93
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,170  $397,162,752.47       100.00%    6.342%      715   $   183,024    78.13%   39.86%     77.90%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8
--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
                              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
GEOGRAPHIC AREA                LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Alabama                              8  $  1,078,177.86         0.27%    6.351%      708   $   134,772    84.87%   82.27%     64.30%
Alaska                               2       422,793.32         0.11     6.275       731       211,397    78.92    71.52      71.52
Arizona                            141    24,812,683.03         6.25     6.348       720       175,976    79.67    39.47      88.63
Arkansas                             3       422,429.11         0.11     6.708       722       140,810    84.42    36.94      63.06
California                         264    69,443,904.46        17.48     6.260       708       263,045    75.01    33.57      91.05
Colorado                            86    14,266,905.45         3.59     6.348       722       165,894    78.60    33.94      88.32
Connecticut                         17     3,004,782.58         0.76     6.190       711       176,752    81.72    75.06      49.06
Delaware                             7     1,254,869.83         0.32     6.073       733       179,267    79.77    60.02      57.16
District of Columbia                 6     1,247,387.03         0.31     6.544       704       207,898    77.73    41.93     100.00
Florida                            234    38,611,794.42         9.72     6.332       725       165,008    78.86    40.76      81.78
Georgia                             75     9,931,507.81         2.50     6.513       721       132,420    81.28    52.33      87.77
Hawaii                               3       862,386.24         0.22     6.301       727       287,462    74.71    39.74      47.24
Idaho                               22     2,824,652.91         0.71     6.748       719       128,393    77.85    30.74      68.41
Illinois                            82    14,618,612.39         3.68     6.460       709       178,276    79.45    38.20      62.91
Indiana                             34     4,248,485.37         1.07     6.273       717       124,955    82.34    76.43      35.89
Iowa                                 5       320,416.39         0.08     6.470       735        64,083    81.45    45.78      34.80
Kansas                              12     1,541,048.11         0.39     6.336       729       128,421    84.60    55.99      70.66
Kentucky                             3       461,969.33         0.12     6.029       710       153,990    87.59   100.00      75.31
Louisiana                            1        97,360.00         0.02     5.990       748        97,360    74.90   100.00     100.00
Maine                                8     1,720,250.79         0.43     6.169       728       215,031    77.51    18.22      57.59
Maryland                            79    14,519,023.67         3.66     6.338       697       183,785    76.72    42.66      77.83
Massachusetts                       73    19,368,432.59         4.88     6.371       711       265,321    75.90    35.18      51.63
Michigan                            61     8,834,949.25         2.22     6.327       717       144,835    81.41    50.16      55.18
Minnesota                           74    13,194,366.84         3.32     6.392       717       178,302    80.08    40.36      84.77
Mississippi                          2       244,284.67         0.06     6.768       690       122,142    90.00    42.99       0.00
Missouri                            19     2,898,378.41         0.73     6.129       732       152,546    78.45    65.55      72.75
Montana                              5       823,067.05         0.21     5.882       688       164,613    78.73    80.12      19.88
Nevada                              98    19,418,330.65         4.89     6.450       710       198,146    78.62    19.30      90.99
New Hampshire                       14     2,842,982.37         0.72     6.715       722       203,070    79.49    59.42      76.70
New Jersey                          79    18,705,911.53         4.71     6.194       713       236,784    76.10    53.23      83.75
New Mexico                           5       559,450.17         0.14     6.028       701       111,890    75.79    17.87     100.00
New York                            62    14,542,103.58         3.66     6.232       715       234,550    74.08    39.91      72.25
North Carolina                      25     3,100,739.51         0.78     6.490       734       124,030    79.89    53.24      88.11
North Dakota                         1       179,842.50         0.05     8.750       671       179,843    88.89     0.00     100.00
Ohio                               100    11,747,073.30         2.96     6.209       711       117,471    81.40    59.94      59.57
Oklahoma                             7       710,127.09         0.18     6.271       714       101,447    79.17    11.86      26.75
Oregon                              58    10,720,580.14         2.70     6.357       729       184,838    79.25    28.51      74.49
Pennsylvania                        51     7,628,805.75         1.92     6.232       710       149,584    82.26    63.10      47.41
Rhode Island                        11     2,433,947.64         0.61     6.469       711       221,268    77.77    35.72      82.83
South Carolina                      17     2,623,238.24         0.66     6.405       703       154,308    79.38    64.11      74.41
South Dakota                         1       247,130.47         0.06     6.750       765       247,130    79.77   100.00     100.00
Tennessee                           25     2,844,585.24         0.72     6.110       731       113,783    82.70    38.30      53.56
Texas                               93    11,461,765.98         2.89     6.482       717       123,245    78.56    38.23      49.82
Utah                                28     3,645,938.39         0.92     6.320       721       130,212    81.29    38.22      96.19
Virginia                            61    13,035,229.62         3.28     6.535       694       213,692    78.19    14.98      92.07
Washington                          91    17,482,991.67         4.40     6.438       721       192,121    78.73    36.79      84.93
Wisconsin                           12     1,474,774.45         0.37     6.141       734       122,898    75.09    61.18      45.38
Wyoming                              5       682,285.27         0.17     6.003       728       136,457    79.32    41.03      70.39
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,170  $397,162,752.47       100.00%    6.342%      715   $   183,024    78.13%   39.86%     77.90%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8
--------------------------------------------------------------------------------

OCCUPANCY TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
                              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
OCCUPANCY TYPE                 LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Primary                          1,029  $201,973,278.24        50.85%    6.107%      708   $   196,281    77.89%   55.05%     71.54%
Investment                       1,073   183,990,698.05        46.33     6.602       721       171,473    78.39    23.99      84.64
Second Home                         68    11,198,776.18         2.82     6.316       722       164,688    78.09    26.54      81.69
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,170  $397,162,752.47       100.00%    6.342%      715   $   183,024    78.13%   39.86%     77.90%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========

PROPERTY TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
                              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
PROPERTY TYPE                  LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Single Family Residence          1,306  $227,270,110.60        57.22%    6.224%      715   $   174,020    78.53%   48.73%     74.51%
2-4 Family                         272    65,983,301.46        16.61     6.593       713       242,586    76.28    25.25      76.57
PUD                                309    60,296,339.39        15.18     6.411       716       195,134    78.49    29.48      89.13
Condominum                         278    42,975,463.47        10.82     6.481       716       154,588    78.30    29.58      81.81
Cooperative                          5       637,537.55         0.16     6.418       660       127,508    78.73    61.49      94.74
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,170  $397,162,752.47       100.00%    6.342%      715   $   183,024    78.13%   39.86%     77.90%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========

LOAN PURPOSE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT  PERCENT
                              MORTGAGE      BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
LOAN PURPOSE                   LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV      DOC      ONLY
---------------------------  ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Purchase                           962  $163,017,418.25        41.05%    6.598%      725   $   169,457    79.60%   24.85%     86.42%
Refinance - Rate Term              334    62,452,824.36        15.72     6.170       703       186,985    76.70    40.13      79.99
Refinance - Cashout                874   171,692,509.86        43.23     6.161       709       196,445    77.24    54.01      69.04
                             ---------  ---------------  -----------   -------   -------   -----------  -------   ------   --------
TOTAL:                           2,170  $397,162,752.47       100.00%    6.342%      715   $   183,024    78.13%   39.86%     77.90%
                             =========  ===============  ===========   =======   =======   ===========  =======   ======   ========


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

LOAN DOCUMENTATION

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
AMERIQUEST UNDERWRITING   LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
-----------------------   -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
Full Documentation             557    $101,321,535.95         25.51%     5.872%      720     $181,906     79.01%  100.00%     60.71%
Stated Income                  115      22,479,363.74          5.66      6.199       719      195,473     78.65     0.00      69.12
Limited Documentation           61      11,305,729.05          2.85      6.248       718      185,340     79.99     0.00      66.46
                               ---    ---------------         -----      -----       ---     --------     -----    -----      -----
SUB-TOTAL:                     733    $135,106,628.74         34.02%     5.958%      719     $184,320     79.04%   74.99%     62.59%
                               ===    ===============         =====      =====       ===     ========     =====    =====      =====

GREENPOINT UNDERWRITING

Stated Income                1,030    $191,270,931.14         48.16%     6.590%      708     $185,700     77.56%    0.00%     84.98%
Full Documentation             342      56,969,808.82         14.34      6.394       722      166,578     78.90   100.00      90.08
No income, asset or
 employment disclosure          26       5,167,021.17          1.30      6.849       720      198,732     77.30     0.00      72.41
Stated Income/Stated
 Asset                          20       4,758,983.51          1.20      6.033       721      237,949     75.72     0.00      90.64
No Income Disclosure             8       1,952,222.99          0.49      6.488       723      244,028     71.48     0.00      64.24
No income or asset
 disclosure                      6       1,165,156.11          0.29      6.300       737      194,193     68.47     0.00      74.30
No income or employment
 disclosure                      5         771,999.99          0.19      6.381       750      154,400     54.98     0.00     100.00
SUB-TOTAL:                   1,437    $262,056,123.73         65.98      6.540       712     $182,363     77.66    21.74      85.79
                             -----    ---------------        ------      -----       ---     --------     -----    -----      -----

TOTAL:                       2,170    $397,162,752.47        100.00%     6.342%      715     $183,024     78.13%   39.86%     77.90%
                             =====    ===============        ======      =====       ===     ========     =====    =====      =====

MARGINS

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
MARGINS (%)               LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
-----------               -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
1.501 to 1.750                  26    $  4,772,995.19          1.20%     5.242%      711     $183,577     64.94%   88.67%    100.00%
1.751 to 2.000                  16       3,224,133.73          0.81      5.446       727      201,508     77.08    40.19     100.00
2.001 to 2.250                  33       6,039,450.18          1.52      5.686       731      183,014     75.08    54.13     100.00
2.251 to 2.500                  18       4,354,365.33          1.10      5.874       748      241,909     78.75    18.12     100.00
2.501 to 2.750               2,058     374,553,659.58         94.31      6.377       714      181,999     78.33    39.59      76.56
2.751 to 3.000                  19       4,218,148.46          1.06      6.549       711      222,008     79.48     9.95     100.00
                             -----    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                       2,170    $397,162,752.47        100.00%     6.342%      715     $183,024     78.13%   39.86%     77.90%
                             =====    ===============        ======      =====       ===     ========     =====    =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATE

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
MAXIMUM MORTGAGE         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
RATE (%)                  LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
--------                  -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
9.501 to 9.750                   4    $    529,037.51          0.13%     4.750%      699     $132,259     73.95%  100.00%      0.00%
9.751 to 10.000                  7       1,148,889.84          0.29      4.934       733      164,127     70.30   100.00       0.00
10.001 to 10.250                15       2,445,454.86          0.62      4.844       744      163,030     69.19   100.00      11.61
10.251 to 10.500                 8       1,411,104.56          0.36      4.948       697      176,388     72.92    77.04      32.32
10.501 to 10.750                11       2,281,407.60          0.57      5.608       725      207,401     69.19    29.82      58.98
10.751 to 11.000                30       5,224,836.46          1.32      5.776       712      174,161     71.63    46.76      66.70
11.001 to 11.250                41       7,621,260.62          1.92      5.687       715      185,884     65.48    61.37      57.35
11.251 to 11.500               148      26,425,973.47          6.65      5.810       728      178,554     75.78    64.52      61.53
11.501 to 11.750               220      41,795,557.79         10.52      5.963       717      189,980     76.96    54.92      71.27
11.751 to 12.000               487      90,089,235.40         22.68      6.005       722      184,988     77.61    49.88      80.81
12.001 to 12.250               257      48,750,319.51         12.27      6.294       715      189,690     79.45    36.22      81.89
12.251 to 12.500               304      55,393,211.97         13.95      6.498       713      182,215     79.15    31.45      82.11
12.501 to 12.750               245      44,785,423.44         11.28      6.726       707      182,798     79.82    29.35      78.25
12.751 to 13.000               234      41,264,602.27         10.39      6.936       707      176,344     80.48    20.30      87.52
13.001 to 13.250                78      13,407,998.52          3.38      7.185       702      171,897     79.49    10.22      85.69
13.251 to 13.500                56       9,207,698.08          2.32      7.446       701      164,423     80.04    19.78      84.98
13.501 to 13.750                13       2,524,797.88          0.64      7.650       688      194,215     79.11     0.00      97.66
13.751 to 14.000                 8       1,852,986.03          0.47      7.917       686      231,623     84.33    29.37      83.63
14.001 to 14.250                 1         301,114.16          0.08      8.250       719      301,114     90.00     0.00       0.00
14.501 to 14.750                 3         701,842.50          0.18      8.714       675      233,948     79.10     0.00     100.00
                             -----    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                       2,170    $397,162,752.47        100.00%     6.342%      715     $183,024     78.13%   39.86%     77.90%
                             =====    ===============        ======      =====       ===     ========     =====    =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
NEXT RATE                MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
ADJUSTMENT DATE           LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
---------------           -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
November 2005                   62    $ 11,765,782.97          2.96%     6.013%      716     $189,771     78.48%   28.37%    100.00%
December 2005                   21       3,857,610.10          0.97      5.749       755      183,696     77.55    34.20     100.00
January 2006                    49      10,223,882.82          2.57      5.581       727      208,651     69.99    70.73     100.00
February 2006                    1         215,900.00          0.05      6.000       671      215,900     79.99     0.00     100.00
April 2006                       2         359,187.60          0.09      5.546       767      179,594     79.99    40.73     100.00
May 2007                         1         270,000.00          0.07      6.750       676      270,000     88.82     0.00     100.00
June 2007                        4         677,874.95          0.17      6.184       710      169,469     70.96     0.00      80.83
July 2007                       76      13,883,172.76          3.50      6.424       703      182,673     80.02    17.80      78.30
August 2007                     95      18,758,762.02          4.72      6.516       708      197,461     77.53    25.75      78.13
November 2007                    1         176,000.00          0.04      5.625       684      176,000     80.00   100.00     100.00
January 2008                     2         508,970.58          0.13      5.625       627      254,485     75.57    59.73      59.73
February 2008                    9       1,304,802.99          0.33      5.198       732      144,978     71.65    63.00      46.25
March 2008                       5         595,588.02          0.15      4.961       702      119,118     45.21    53.58      46.42
April 2008                       4         592,423.69          0.15      5.094       761      148,106     70.65    76.53       0.00
May 2008                        14       2,076,595.31          0.52      6.169       733      148,328     78.89    56.37      55.87
June 2008                       44       7,405,361.65          1.86      6.146       719      168,304     80.17    40.24      74.89
July 2008                      790     148,686,116.83         37.44      6.277       714      188,210     78.97    46.34      75.20
August 2008                    425      76,536,217.58         19.27      6.653       710      180,085     78.05    17.70      88.03
September 2009                   1         160,000.00          0.04      7.250       660      160,000     80.00   100.00     100.00
January 2010                     3         382,578.98          0.10      6.019       702      127,526     80.00    34.50     100.00
February 2010                    1         356,575.27          0.09      5.250       688      356,575     48.32   100.00       0.00
March 2010                       4         516,861.01          0.13      5.508       755      129,215     73.76   100.00      37.20
April 2010                       3         653,071.20          0.16      4.972       716      217,690     79.56   100.00       0.00
May 2010                        11       1,421,538.01          0.36      6.137       705      129,231     83.38    75.08      18.87
June 2010                       44       7,688,655.17          1.94      6.163       709      174,742     79.43    53.94      49.00
July 2010                      366      65,538,272.46         16.50      6.299       725      179,066     78.52    59.19      71.09
August 2010                    132      22,550,950.50          5.68      6.664       704      170,841     75.15    19.80      79.84
                             -----    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                       2,170    $397,162,752.47        100.00%     6.342%      715     $183,024     78.13%   39.86%     77.90%
                             =====    ===============        ======      =====       ===     ========     =====    =====      =====

MORTGAGE INSURANCE

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
MORTGAGE INSURANCE        LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
------------------        -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
No Mortgage Insurance        1,754    $322,842,795.06         81.29%     6.375%      714     $184,061     75.80%   32.57%     81.55%
Lender Paid Mortgage
Insurance                      364      66,528,338.15         16.75      6.146       714      182,770     88.07    78.44      61.45
Borrower Paid Mortgage
Insurance                       52       7,791,619.26          1.96      6.645       726      149,839     89.70    12.41      66.95
                             -----    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                       2,170    $397,162,752.47        100.00%     6.342%      715     $183,024     78.13%   39.86%     77.90%
                             =====    ===============        ======      =====       ===     ========     =====    =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

                    GROUP III MORTGAGE LOANS CHARACTERISTICS:

Total Current Balance                        $308,863,527.36
Total Number of Loans                              914

                                         AVERAGE OR
                                     WEIGHTED AVERAGE (1)      MINIMUM           MAXIMUM
                                     --------------------      -------           -------
Current Balance                            $337,925.08       $25,930.77       $1,385,600.00
Original Balance                           $338,631.27       $26,000.00       $1,385,600.00

Loan Rate                                       6.387%           3.875%              8.500%
Servicing Fee                                   0.264%           0.250%              0.375%
Net Loan Rate                                   6.053%           3.500%              8.250%

Gross Margin (3)                                2.683%           1.625%              3.125%
Maximum Loan Rate (3)                          12.234%           9.750%             14.500%

Original LTV                                    78.63%           11.20%              95.00%

Credit Score                                       711              620                 814

Original Term (mos)                                359              180                 360
Remaining Term (mos)                               356              177                 358
Seasoning (mos)                                      3                2                  16

Next Rate Reset (3)                                 36                1                 118
Rate Adj Freq (3)                                    6                1                  12
First Rate Adj Freq (3)                             39                1                 120

IO Original Term (2)                               109               60                 120
IO Remaining Term (2)                              106               55                 118

Top State Concentrations ($)             CA(36.72%),NY(9.83%),FL(7.31%),NJ(5.73%),AZ(4.13%)

First Pay Date                                               07/01/2004          09/01/2005
Rate Change Date (3)                                         11/01/2005          08/01/2015
Maturity Date                                                07/01/2020          08/01/2035

(1) Based on current balances
(2) For Interest-Only loans.
(3) Based on adjustable rate loans


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

INDEX

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
INDEX                     LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
-----                     -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
6 Month LIBOR                  787    $260,579,136.40         84.37%     6.444%      708     $331,104     78.43%   21.94%     86.52%
1 Month LIBOR                   42      18,478,912.62          5.98      5.822       737      439,974     79.17     3.16     100.00
1 Year LIBOR                     5         834,283.74          0.27      4.929       705      166,857     71.12   100.00       0.00
Fixed Rate                      80      28,971,194.60          9.38      6.280       721      362,140     80.28    77.88      19.30
                               ---    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                         914    $308,863,527.36        100.00%     6.387%      711     $337,925     78.63%   26.28%     80.79%
                               ===    ===============        ======      =====       ===     ========     =====    =====      =====

PRODUCT TYPE

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
PRODUCT TYPE              LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
------------              -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
1 Month LIBOR IO Loans          42    $ 18,478,912.62          5.98%     5.822%      737     $439,974     79.17%    3.16%    100.00%
6 Month LIBOR IO Loans          47      18,795,098.48          6.09      5.687       726      399,896     78.47    28.22     100.00
2/28 LIBOR Loans                15       4,367,493.69          1.41      6.458       696      291,166     79.05     0.00       0.00
2/28 LIBOR IO Loans             56      22,215,338.63          7.19      6.453       693      396,702     79.16     0.00     100.00
3/27 LIBOR Loans                47      15,458,980.61          5.01      6.369       710      328,914     77.76    24.65       0.00
3/27 LIBOR IO Loans            306     118,849,943.99         38.48      6.573       701      388,399     79.04    18.01     100.00
5/25 LIBOR Loans                 5         834,283.74          0.27      4.929       705      166,857     71.12   100.00       0.00
5/25 LIBOR IO Loans             65      13,373,304.36          4.33      6.176       722      205,743     78.06    44.07       0.00
5/1 LIBOR Loans                197      58,130,714.68         18.82      6.443       716      295,080     77.59    32.09     100.00
7/23 LIBOR Loans                10       1,365,833.57          0.44      6.644       713      136,583     78.72     5.26       0.00
7/23 LIBOR IO Loans             31       5,349,008.15          1.73      6.749       727      172,549     76.54    30.26     100.00
10/20 LIBOR Loans                2         558,439.87          0.18      7.142       659      279,220     81.64     0.00       0.00
10/20 LIBOR IO Loans            11       2,114,980.37          0.68      6.934       732      192,271     68.71    20.05     100.00
15 Year Fixed Loans              2         898,694.20          0.29      5.875       739      449,347     88.55    72.15       0.00
30 Year Fixed Loans             65      22,482,243.01          7.28      6.220       721      345,881     79.93    80.50       0.00
30 Year Fixed IO Loans          13       5,590,257.39          1.81      6.587       715      430,020     80.34    68.26     100.00
                               ---    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                         914    $308,863,527.36        100.00%     6.387%      711     $337,925     78.63%   26.28%     80.79%
                               ===    ===============        ======      =====       ===     ========     =====    =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
AMORTIZATION TYPE         LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
-----------------         -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
Fully Amortizing               211    $ 59,339,273.05         19.21%     6.262%      716     $281,229     78.87%   49.47%      0.00%
60 Month Interest-Only         139      46,242,028.25         14.97      6.288       717      332,676     80.27    72.76     100.00
120 Month Interest-Only        564     203,282,226.06         65.82      6.446       708      360,429     78.18     8.93     100.00
                               ---    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                         914    $308,863,527.36        100.00%     6.387%      711     $337,925     78.63%   26.28%     80.79%
                               ===    ===============        ======      =====       ===     ========     =====    =====      =====

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                          AGGREGATE     BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
RANGE OF CUT-OFF             NUMBER OF    PRINCIPAL    OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
DATE STATED                  MORTGAGE      BALANCE      AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
PRINCIPAL BALANCES ($)        LOANS      OUTSTANDING   CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
----------------------        -----      -----------   ------------    ------    -----    -----------    ---       ---       ----
0.01 to 100,000.00              64     $  4,716,414.88         1.53%     6.431%      719      $73,694     77.17%   37.95%     41.31%
100,000.01 to 200,000.00       178       27,816,974.32         9.01      6.445       720      156,275     77.18    31.29      70.70
200,000.01 to 300,000.00       173       42,496,935.00        13.76      6.303       721      245,647     79.87    22.87      80.80
300,000.01 to 400,000.00       185       66,723,891.25        21.60      6.348       706      360,670     79.66    27.55      79.92
400,000.01 to 500,000.00       181       81,648,751.52        26.44      6.390       707      451,098     78.41    27.96      84.07
500,000.01 to 600,000.00        71       38,866,519.27        12.58      6.338       701      547,416     78.98    29.19      77.76
600,000.01 to 700,000.00        35       22,518,033.79         7.29      6.554       708      643,372     76.12    25.32      85.79
700,000.01 to 800,000.00        12        8,813,886.46         2.85      6.396       726      734,491     77.27    16.18     100.00
800,000.01 to 900,000.00         7        5,944,651.76         1.92      6.707       714      849,236     77.86     0.00      86.23
900,000.01 to 1,000,000.00       2        1,923,541.28         0.62      6.938       667      961,771     79.99     0.00     100.00
1,000,000.01 to 1,100,000.00     1        1,080,000.00         0.35      6.000       756    1,080,000     80.00     0.00     100.00
1,100,000.01 to 1,200,000.00     2        2,397,927.83         0.78      6.187       733    1,198,964     75.84     0.00      50.04
1,200,000.01 to 1,300,000.00     2        2,530,400.00         0.82      6.501       731    1,265,200     80.00    49.79     100.00
1,300,000.01 to 1,400,000.00     1        1,385,600.00         0.45      6.250       769    1,385,600     80.00     0.00     100.00
                               ---     ---------------       ------      -----       ---     --------     -----    -----      -----
TOTAL:                         914     $308,863,527.36       100.00%     6.387%      711     $337,925     78.63%   26.28%     80.79%
                               ===     ===============       ======      =====       ===     ========     =====    =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

CURRENT MORTGAGE RATES

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF CURRENT         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
MORTGAGE RATES (%)        LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
-----------------         -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
3.751 to 4.000                   1    $    212,432.12          0.07%     3.875%      680     $212,432     79.98%  100.00%    100.00%
4.501 to 4.750                   1         293,743.29          0.10      4.750       702      293,743     77.89   100.00       0.00
4.751 to 5.000                   4         671,844.92          0.22      4.967       710      167,961     75.77   100.00      29.77
5.001 to 5.250                  19       7,962,060.92          2.58      5.174       741      419,056     77.48    33.21      96.25
5.251 to 5.500                  30      10,113,813.12          3.27      5.436       736      337,127     77.44    47.52      72.55
5.501 to 5.750                  77      26,282,111.92          8.51      5.695       727      341,326     77.32    35.06      83.70
5.751 to 6.000                 151      50,118,118.66         16.23      5.935       722      331,908     77.92    45.64      69.83
6.001 to 6.250                 142      46,325,573.89         15.00      6.204       710      326,236     79.54    38.66      75.22
6.251 to 6.500                 157      53,066,341.76         17.18      6.442       707      338,002     79.29    18.86      84.02
6.501 to 6.750                 115      41,146,564.51         13.32      6.692       698      357,796     79.04    12.34      81.63
6.751 to 7.000                 116      40,386,192.66         13.08      6.917       699      348,157     78.58    10.90      86.27
7.001 to 7.250                  47      14,420,441.78          4.67      7.193       702      306,818     78.46    10.18      93.49
7.251 to 7.500                  30       8,686,286.45          2.81      7.419       688      289,543     77.97    12.72      80.57
7.501 to 7.750                  15       6,429,218.28          2.08      7.662       719      428,615     81.18     7.31      97.84
7.751 to 8.000                   4       1,258,994.72          0.41      7.943       726      314,749     86.35     0.00      86.45
8.001 to 8.250                   1         162,199.99          0.05      8.250       718      162,200     95.00     0.00     100.00
8.251 to 8.500                   4       1,327,588.37          0.43      8.400       698      331,897     63.61     0.00      93.09
                               ---    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                         914    $308,863,527.36        100.00%     6.387%      711     $337,925     78.63%   26.28%     80.79%
                               ===    ===============        ======      =====       ===     ========     =====    =====      =====

REMAINING TERM

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
REMAINING TERM (MONTHS)   LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
-----------------------   -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
169 to 180                       2    $    898,694.20          0.29%     5.875%      739     $449,347     88.55%   72.15%      0.00%
289 to 300                       8       3,713,177.64          1.20      5.337       724      464,147     76.90   100.00     100.00
337 to 348                       1         553,700.18          0.18      5.875       640      553,700     79.90   100.00       0.00
349 to 360                     903     303,697,955.34         98.33      6.402       710      336,321     78.62    25.11      80.94
                               ---    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                         914    $308,863,527.36        100.00%     6.387%      711     $337,925     78.63%   26.28%     80.79%
                               ===    ===============        ======      =====       ===     ========     =====    =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF ORIGINAL        MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
LOAN-TO-VALUE RATIOS (%)  LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
-----------------------   -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
10.01 to 20.00                   1    $    200,000.00          0.06%     6.375%      673     $200,000     11.20%  100.00%    100.00%
20.01 to 30.00                   2         198,276.62          0.06      5.582       729       99,138     21.08   100.00       0.00
30.01 to 40.00                   4       1,049,498.57          0.34      7.810       700      262,375     36.69     0.00      80.99
40.01 to 50.00                  10       2,618,491.83          0.85      6.023       748      261,849     45.81    21.79      80.83
50.01 to 60.00                  22       5,967,174.90          1.93      6.245       702      271,235     55.76    46.19      73.56
60.01 to 70.00                  66      23,761,207.89          7.69      6.375       717      360,018     66.78    20.57      81.09
70.01 to 75.00                  65      25,470,001.34          8.25      6.415       703      391,846     73.37    30.32      71.35
75.01 to 80.00                 587     199,638,636.40         64.64      6.372       709      340,100     79.67    17.41      86.36
80.01 to 85.00                  30       9,932,895.64          3.22      6.217       723      331,097     83.81    60.24      47.11
85.01 to 90.00                 109      35,515,584.55         11.50      6.469       714      325,831     89.15    67.82      66.06
90.01 to 95.00                  18       4,511,759.62          1.46      6.810       708      250,653     94.97     0.00      88.27
                               ---    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                         914    $308,863,527.36        100.00%     6.387%      711     $337,925     78.63%   26.28%     80.79%
                               ===    ===============        ======      =====       ===     ========     =====    =====      =====

CREDIT SCORES

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
RANGE OF CREDIT SCORES    LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
----------------------    -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
601 to 625                       2    $    222,400.00          0.07%     6.875%      621     $111,200     80.00%  100.00%    100.00%
626 to 650                      49      21,141,546.26          6.84      6.504       643      431,460     77.73    15.52      87.50
651 to 675                     121      43,170,693.00         13.98      6.688       662      356,783     77.56     6.30      89.73
676 to 700                     205      70,682,067.98         22.88      6.428       689      344,791     79.70    34.16      78.07
701 to 725                     209      68,887,596.80         22.30      6.351       712      329,606     79.10    32.03      77.79
726 to 750                     152      47,733,334.02         15.45      6.325       738      314,035     78.39    29.48      78.77
751 to 775                     107      33,645,632.63         10.89      6.130       763      314,445     78.61    23.26      78.79
776 to 800                      57      17,161,887.37          5.56      6.226       787      301,086     78.06    35.21      80.97
801 to 825                      12       6,218,369.30          2.01      6.120       808      518,197     75.19    12.73      85.11
                               ---    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                         914    $308,863,527.36        100.00%     6.387%      711     $337,925     78.63%   26.28%     80.79%
                               ===    ===============        ======      =====       ===     ========     =====    =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
GEOGRAPHIC AREA           LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
---------------           -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
Alabama                          1    $    495,242.84          0.16%     7.375%      685     $495,243     80.00%    0.00%      0.00%
Arizona                         41      12,771,115.98          4.13      6.353       712      311,491     78.52    26.42      89.07
California                     257     113,409,096.32         36.72      6.273       710      441,281     77.51    25.49      91.68
Colorado                        13       3,494,370.64          1.13      6.503       728      268,798     79.02    24.14      73.23
Connecticut                      7       2,266,256.87          0.73      6.476       712      323,751     86.98    51.56      81.02
District of Columbia             4       1,275,499.99          0.41      6.905       681      318,875     74.10     0.00     100.00
Florida                         81      22,572,807.85          7.31      6.396       711      278,677     79.99    21.17      81.64
Georgia                         13       2,552,031.83          0.83      6.618       723      196,310     84.58    37.04      75.77
Hawaii                           1         543,581.21          0.18      5.990       770      543,581     81.64   100.00       0.00
Idaho                            1         416,000.00          0.13      6.750       745      416,000     73.63     0.00     100.00
Illinois                        38      10,389,588.49          3.36      6.491       722      273,410     79.71    12.99      73.13
Indiana                          4         507,052.81          0.16      6.541       698      126,763     81.47    29.71      60.57
Iowa                             2         329,280.22          0.11      6.171       763      164,640     81.06    21.12       0.00
Kansas                           2         259,286.61          0.08      5.948       693      129,643     77.35    63.66       0.00
Kentucky                         2         539,589.75          0.17      6.689       738      269,795     89.06    74.26      25.74
Louisiana                        2         240,525.05          0.08      6.875       712      120,263     90.00     0.00       0.00
Maine                            1         340,000.00          0.11      7.500       721      340,000     80.00     0.00     100.00
Maryland                        32      12,618,359.34          4.09      6.479       695      394,324     79.92    41.02      75.76
Massachusetts                   35      12,387,208.10          4.01      6.406       708      353,920     78.57    20.20      64.22
Michigan                        25       5,262,581.71          1.70      6.551       714      210,503     79.83    21.95      63.62
Minnesota                       11       2,644,803.26          0.86      6.646       690      240,437     77.38    23.83      80.55
Missouri                         6       2,073,065.66          0.67      6.891       740      345,511     73.10     8.67      91.33
Nevada                          39      11,809,053.45          3.82      6.219       716      302,796     78.78     6.97      96.05
New Hampshire                    4       1,345,007.57          0.44      6.820       713      336,252     76.99    15.20      62.92
New Jersey                      50      17,704,847.75          5.73      6.466       707      354,097     78.28    35.56      74.45
New Mexico                       1         236,750.00          0.08      6.625       678      236,750     79.99     0.00     100.00
New York                        73      30,371,597.10          9.83      6.380       717      416,049     79.80    36.66      63.88
North Carolina                  11       2,716,720.68          0.88      6.785       689      246,975     71.95     7.02      90.01
Ohio                            17       2,946,447.20          0.95      6.348       708      173,320     82.86    51.09      56.68
Oregon                          13       3,273,487.83          1.06      6.559       722      251,807     78.46    16.78      78.84
Pennsylvania                     8       1,312,385.43          0.42      6.987       702      164,048     83.89    12.24      63.76
Rhode Island                     5       1,364,775.59          0.44      6.421       708      272,955     79.48    15.68      39.42
South Carolina                   8       1,657,675.23          0.54      7.069       734      207,209     82.26    24.28      73.37
Tennessee                        5         515,842.34          0.17      6.373       722      103,168     77.88    34.92      46.66
Texas                           27       4,575,204.72          1.48      6.398       711      169,452     76.45    50.76      30.24
Utah                             5         614,680.10          0.20      6.351       730      122,936     83.29    64.43      76.99
Virginia                        34      12,683,173.40          4.11      6.484       697      373,035     78.38    10.22      96.04
Washington                      34       8,209,649.40          2.66      6.449       706      241,460     79.78    38.32      71.66
Wisconsin                        1         138,885.04          0.04      7.625       680      138,885     90.00     0.00       0.00
                               ---    ---------------        -------     ------      ---     --------     ------   ------     ------
TOTAL:                         914    $308,863,527.36        100.00%     6.387%      711     $337,925     78.63%   26.28%     80.79%
                               ===    ===============        =======     ======      ===     ========     ======   ======     ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

OCCUPANCY TYPE

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
OCCUPANCY TYPE            LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
--------------            -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
Primary                        754    $262,902,206.07         85.12%     6.331%      708     $348,677     78.81%   27.79%     80.40%
Investment                     147      41,625,264.57         13.48      6.731       720      283,165     77.55    15.74      85.06
Second Home                     13       4,336,056.72          1.40      6.458       747      333,543     78.02    35.73      63.30
                               ---    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                         914    $308,863,527.36        100.00%     6.387%      711     $337,925     78.63%   26.28%     80.79%
                               ===    ===============        ======      =====       ===     ========     =====    =====      =====

PROPERTY TYPE

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
PROPERTY TYPE             LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
-------------             -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
Single Family                  596    $206,032,594.14         66.71%     6.349%      710     $345,692     78.77%   31.91%     76.84%
PUD                            151      52,637,171.01         17.04      6.357       708      348,591     77.97    14.49      94.38
Two-to-Four Family              70      25,450,893.19          8.24      6.620       713      363,584     79.21    12.87      76.06
Condominium                     97      24,742,869.02          8.01      6.529       715      255,081     78.24    18.23      89.63
                               ---    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                         914    $308,863,527.36        100.00%     6.387%      711     $337,925     78.63%   26.28%     80.79%
                               ===    ===============        ======      =====       ===     ========     =====    =====      =====

LOAN PURPOSE

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
LOAN PURPOSE              LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
------------              -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
Purchase                       567    $178,000,433.96         57.63%     6.405%      718     $313,934     79.51%   10.82%     86.93%
Refinance - Rate Term           80      28,227,505.38          9.14      6.354       705      352,844     75.89    35.73      73.24
Refinance - Cashout            267     102,635,588.02         33.23      6.365       700      384,403     77.85    50.48      72.22
                               ---    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                         914    $308,863,527.36        100.00%     6.387%      711     $337,925     78.63%   26.28%     80.79%
                               ===    ===============        ======      =====       ===     ========     =====    =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

LOAN DOCUMENTATION

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
AMERIQUEST UNDERWRITING   LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
-----------------------   -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
Full Documentation             198     $65,354,482.62         21.16%     6.058%      721     $330,073     79.97%  100.00%     57.16%
Stated Income                   56      15,858,146.90          5.13      6.502       715      283,181     79.10     0.00      62.79
Limited Documentation           21       5,593,723.52          1.81      6.532       713      266,368     80.83     0.00      47.18
                               ---    ---------------        ------      -----       ---     --------     -----    -----      -----
 SUB-TOTAL:                    275     $86,806,353.04         28.11%     6.170%      719     $315,659     79.87%   75.29%     57.55%
                               ===    ===============        ======      =====       ===     ========     =====    =====      =====

GREENPOINT UNDERWRITING

Stated Income                  432    $157,872,030.59         51.11%     6.515%      701     $365,445     78.18%    0.00%     91.06%
Stated Income/Stated
 Asset                          67      24,941,121.06          8.08      6.092       731      372,256     79.69     0.00      91.23
Full Documentation              59      15,804,302.05          5.12      6.317       701      267,870     78.41   100.00      91.38
No income, asset or
 employment disclosure          39       9,397,783.56          3.04      7.077       733      240,969     82.06     0.00      78.84
No Income Disclosure            23       8,476,430.57          2.74      6.460       721      368,540     72.04     0.00      88.58
No income or employment
 disclosure                     14       3,915,999.38          1.27      6.366       750      279,714     68.58     0.00      62.68
No income or asset
 disclosure                      5       1,649,507.11          0.53      6.486       697      329,901     79.95     0.00      75.14
                               ---    ---------------        ------      -----       ---     --------     -----    -----      -----
 SUB-TOTAL:                    639    $222,057,174.32         71.89%     6.472%      707     $347,507     78.14%    7.12%     89.87%
                               ---    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                         914    $308,863,527.36        100.00%     6.387%      711     $337,925     78.63%   26.28%     80.79%
                               ===    ===============        ======      =====       ===     ========     =====    =====      =====

MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
MARGINS (%)               LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
-----------               -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
1.501 to 1.750                  16    $  7,398,595.90          2.64%     5.179%      738     $462,412     77.34%   31.08%    100.00%
1.751 to 2.000                   8       3,356,162.34          1.20      5.331       734      419,520     79.87    20.95     100.00
2.001 to 2.250                  28      11,455,172.34          4.09      5.717       722      409,113     79.90    15.98     100.00
2.251 to 2.500                  22       8,625,996.71          3.08      5.935       743      392,091     77.89     4.64     100.00
2.501 to 2.750                 750     244,388,657.63         87.32      6.495       707      325,852     78.41    21.73      85.29
2.751 to 3.000                   8       3,621,347.84          1.29      6.488       713      452,668     78.61     6.84     100.00
3.001 to 3.250                   2       1,046,400.00          0.37      6.685       679      523,200     80.00     0.00     100.00
                               ---    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                         834    $279,892,332.76        100.00%     6.398%      710     $335,602     78.46%   20.94%     87.15%
                               ===    ===============        ======      =====       ===     ========     =====    =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
MAXIMUM MORTGAGE         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
RATE (%)                  LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
--------                  -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
9.501 to 9.750                   1        $293,743.29          0.10%     4.750%      702     $293,743     77.89%  100.00%      0.00%
9.751 to 10.000                  3         471,844.92          0.17      4.958       698      157,282     73.98   100.00       0.00
10.251 to 10.500                 2         640,695.53          0.23      5.500       747      320,348     73.84    10.72      89.28
10.501 to 10.750                 8       2,532,529.28          0.90      5.694       742      316,566     72.05     0.00      73.38
10.751 to 11.000                16       4,098,145.88          1.46      5.884       752      256,134     76.59    16.06      87.73
11.001 to 11.250                37      10,572,790.26          3.78      6.120       726      285,751     76.20    23.44      77.33
11.251 to 11.500                52      14,072,210.51          5.03      6.100       721      270,619     74.22    41.01      77.46
11.501 to 11.750                84      23,891,798.23          8.54      6.094       717      284,426     77.34    29.14      84.40
11.751 to 12.000               222      76,476,300.13         27.32      5.980       719      344,488     78.44    29.46      89.23
12.001 to 12.250                90      29,333,958.81         10.48      6.369       700      325,933     79.26    26.38      93.73
12.251 to 12.500               110      36,993,071.34         13.22      6.493       702      336,301     80.17    11.55      86.65
12.501 to 12.750                71      28,385,402.79         10.14      6.725       698      399,794     78.71     8.95      83.03
12.751 to 13.000                73      29,254,614.36         10.45      6.921       694      400,748     79.42     7.99      87.60
13.001 to 13.250                29       9,482,186.14          3.39      7.219       698      326,972     79.46    15.06      96.38
13.251 to 13.500                18       5,591,245.96          2.00      7.438       692      310,625     79.17    10.25      90.29
13.501 to 13.750                12       5,450,900.61          1.95      7.669       710      454,242     81.39     8.62      97.45
13.751 to 14.000                 3       1,114,994.72          0.40      7.936       732      371,665     87.18     0.00      84.70
14.251 to 14.500                 3       1,235,900.00          0.44      8.392       700      411,967     61.66     0.00     100.00
TOTAL:                         834    $279,892,332.76        100.00%     6.398%      710     $335,602     78.46%   20.94%     87.15%


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
NEXT RATE                MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
ADJUSTMENT DATE           LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
---------------           -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
November 2005                   48     $20,667,821.77          7.38%     5.799%      738     $430,580     79.07%    2.83%    100.00%
December 2005                   17       5,574,508.11          1.99      5.715       728      327,912     78.95     8.26     100.00
January 2006                    22       9,927,895.07          3.55      5.705       723      451,268     78.08    41.50     100.00
April 2006                       2       1,103,786.15          0.39      5.539       702      551,893     80.00    65.57     100.00
June 2007                        3       1,378,075.79          0.49      6.035       646      459,359     75.12    40.18      18.34
July 2007                       36      13,511,525.95          4.83      6.357       702      375,320     79.17     0.00      87.20
August 2007                     33      12,246,930.76          4.38      6.582       688      371,119     79.60     0.00      83.12
February 2008                    1         460,000.00          0.16      6.750       661      460,000     80.00     0.00     100.00
April 2008                       1         279,399.99          0.10      7.625       786      279,400     89.99     0.00     100.00
May 2008                         2         614,050.00          0.22      6.997       690      307,025     79.99     0.00     100.00
June 2008                       14       4,521,722.43          1.62      6.263       706      322,980     80.74    26.22      93.28
July 2008                      213      75,495,470.65         26.97      6.436       705      354,439     79.05    27.05      89.61
August 2008                    121      52,384,581.35         18.72      6.731       698      432,930     78.42     5.82      87.10
November 2009                    1          83,100.02          0.03      6.250       723       83,100     76.36     0.00       0.00
January 2010                     1         500,000.00          0.18      6.250       636      500,000     53.48     0.00     100.00
April 2010                       1         293,743.29          0.10      4.750       702      293,743     77.89   100.00       0.00
May 2010                         7       1,040,768.91          0.37      5.450       725      148,681     74.94    62.24      25.23
June 2010                       10       3,130,727.57          1.12      6.462       717      313,073     78.51    48.08      78.21
July 2010                      181      47,855,612.76         17.10      6.323       720      264,396     78.43    43.11      79.92
August 2010                     66      19,434,350.23          6.94      6.570       713      294,460     76.18    11.85      85.78
July 2012                       20       3,788,807.11          1.35      6.630       720      189,440     76.59    11.05      75.95
August 2012                     21       2,926,034.61          1.05      6.853       730      139,335     77.48    43.45      84.46
July 2015                        6       1,662,532.75          0.59      6.997       702      277,089     78.77    11.07      71.93
August 2015                      7       1,010,887.49          0.36      6.945       741      144,412     59.30    23.74      90.93
                               ---    ---------------        ------      -----       ---     --------     -----    -----      -----
TOTAL:                         834    $279,892,332.76        100.00%     6.398%      710     $335,602     78.46%   20.94%     87.15%
                               ===    ===============        ======      =====       ===     ========     =====    =====      =====

MORTGAGE INSURANCE

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                        AGGREGATE       BALANCE                 WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      OUTSTANDING    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE        BALANCE        AS OF THE      AVERAGE   CREDIT    BALANCE     ORIGINAL   FULL     INTEREST-
MORTGAGE INSURANCE        LOANS        OUTSTANDING     CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
------------------        -----        -----------     ------------    ------    -----    -----------    ---       ---       ----
No Mortgage Insurance          763    $261,567,104.06         84.69%     6.378%      710     $342,814     76.80%   20.11%     83.45%
Lender Paid Mortgage
Insurance                      109      35,702,091.65         11.56      6.334       719      327,542     87.89    78.92      59.64
Borrower Paid Mortgage
Insurance                       42      11,594,331.65          3.75      6.762       708      276,056     91.32     3.30      85.73
TOTAL:                         914    $308,863,527.36        100.00%     6.387%      711     $337,925     78.63%   26.28%     80.79%


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

                             ASSUMED MORTGAGE POOLS

                             GROUP I MORTGAGE LOANS

                                                                                              ORIGINAL
                                                               ORIG    REM     ORIG   REM     MONTHS TO
                                NET      ORIGINAL  REMAINING  AMORT    AMORT    IO     IO      PREPAY
CURRENT             MORTGAGE  MORTGAGE    TERM       TERM      TERM    TERM    TERM   TERM     PENALTY
BALANCE ($)          RATE(%)   RATE(%)    (MOS)      (MOS)     (MOS)   (MOS)   (MOS)  (MOS)   EXPIRATION
-----------          -------   -------    -----      -----     -----   -----   -----  -----   ----------
 21,600,845.41        5.863     5.363      180        177       180     177      0       0           0
  6,093,275.85        5.629     5.129      180        177       180     177      0       0          12
    161,366.80        5.990     5.490      180        177       180     177      0       0          30
 38,263,553.23        5.726     5.226      180        177       180     177      0       0          36
 61,973,257.93        6.241     5.741      360        357       360     357      0       0           0
 19,532,274.19        6.101     5.601      360        357       360     357      0       0          12
  1,226,586.32        6.242     5.742      360        357       360     357      0       0          30
133,997,910.40        6.157     5.657      360        357       360     357      0       0          36
  5,755,857.13        6.640     6.140      360        357       300     300     60      57           0
  2,090,459.70        6.392     5.892      360        357       300     300     60      57          12
 16,262,914.67        6.459     5.959      360        357       300     300     60      57          36


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

                             GROUP II MORTGAGE LOANS

                                                             ORIG     REM    ORIG    REM               INITIAL
                             NET      ORIGINAL   REMAINING   AMORT   AMORT    IO      IO      GROSS     RATE
CURRENT         MORTGAGE   MORTGAGE     TERM       TERM      TERM    TERM    TERM    TERM    MARGIN    CHANGE    PERIODIC
BALANCE ($)      RATE(%)    RATE(%)     (MOS)      (MOS)     (MOS)   (MOS)   (MOS)   (MOS)     (%)      CAP(%)    CAP(%)
-----------      -------    -------     -----      -----     -----   -----   -----   -----     ---      ------    ------
   203,121.00      5.125      4.625        300         297     180     180   120       117     1.750        NA         NA
 7,232,774.42      5.421      4.921        300         297     180     180   120       117     1.930     5.000      5.000
 2,605,004.01      4.612      4.112        360         354     360     354     0         0     2.750     2.047      2.953
15,475,028.52      6.006      5.506        360         357     360     357     0         0     2.750     1.015      1.985
12,457,768.21      5.883      5.383        360         357     360     357     0         0     2.750     1.006      1.994
21,722,756.37      6.139      5.639        360         357     300     300    60        57     2.750     1.020      1.980
   529,674.78      5.750      5.250        360         357     300     300    60        57     2.750     1.000      2.000
   118,000.00      5.990      5.490        360         357     300     300    60        57     2.750     1.000      2.000
24,619,982.31      5.924      5.424        360         357     300     300    60        57     2.750     1.084      1.916
 3,337,995.66      5.106      4.606        360         355     360     355     0         0     2.750     2.188      4.812
 4,479,301.24      5.996      5.496        360         357     360     357     0         0     2.750     1.000      6.000
12,185,179.83      5.945      5.445        360         357     360     357     0         0     2.750     1.194      5.806
12,620,211.20      6.256      5.756        360         357     300     300    60        57     2.750     1.000      6.000
   707,049.73      6.113      5.613        360         357     300     300    60        57     2.750     1.000      6.000
    79,832.90      6.250      5.750        360         357     300     300    60        57     2.750     1.000      6.000
16,732,948.56      6.179      5.679        360         357     300     300    60        57     2.750     1.183      5.817
 5,482,667.79      6.163      5.788        360         357     240     240   120       117     2.663        NA         NA
 4,968,834.34      5.889      5.514        360         356     240     240   120       116     2.389        NA         NA
   804,947.89      6.051      5.676        360         356     240     240   120       116     2.551        NA         NA
 5,403,800.03      5.887      5.512        360         356     240     240   120       116     2.396        NA         NA
 2,326,218.02      5.715      5.340        360         356     240     240   120       116     2.169        NA         NA
 4,883,364.54      6.452      6.202        360         357     360     357     0         0     2.750     3.000      1.000
    34,925.41      6.500      6.250        360         358     360     358     0         0     2.750     3.000      1.000
 2,326,485.81      6.460      6.210        360         358     360     358     0         0     2.750     3.000      1.000
13,944,323.87      6.553      6.303        360         357     240     240   120       117     2.750     3.000      1.000
   267,995.32      6.625      6.375        360         357     240     240   120       117     2.750     3.000      1.000
10,684,882.17      6.389      6.139        360         358     240     240   120       118     2.750     3.000      1.000
   904,600.00      6.430      6.180        360         357     240     240   120       117     2.750     3.000      1.000
11,247,030.86      6.617      6.367        360         357     360     357     0         0     2.750     5.000      1.000
   376,112.92      7.937      7.687        360         358     360     358     0         0     2.750     5.000      1.000
 7,978,683.60      6.473      6.223        360         357     360     357     0         0     2.750     5.000      1.000
   493,625.10      6.042      5.792        360         357     360     357     0         0     2.750     5.000      1.000
   212,000.00      6.000      5.750        360         344     324     324    36        20     2.750     5.000      1.000
   331,232.61      6.500      6.250        360         345     324     324    36        21     2.750     5.000      1.000
80,948,878.15      6.677      6.427        360         357     240     240   120       117     2.750     5.000      1.002
   276,500.00      5.250      5.000        360         353     240     240   120       113     2.750     5.000      1.000
   259,849.75      6.567      6.317        360         358     240     240   120       118     2.750     5.000      1.000
56,320,395.17      6.480      6.230        360         357     240     240   120       117     2.752     5.000      1.000
 2,452,786.90      6.342      6.092        360         358     240     240   120       118     2.750     5.000      1.000
 5,653,283.25      6.534      6.284        360         357     360     357     0         0     2.750     5.000      1.000
 4,160,472.58      6.626      6.376        360         358     360     358     0         0     2.750     5.000      1.000
    87,836.55      6.375      6.125        360         358     360     358     0         0     2.750     5.000      1.000
   160,000.00      7.250      7.000        360         347     300     300    60        47     2.750     5.000      1.000
20,587,162.50      6.729      6.479        360         357     240     240   120       117     2.750     5.000      1.000
   136,999.99      6.375      6.125        360         358     240     240   120       118     2.750     5.000      1.000
   175,500.00      5.875      5.625        360         357     240     240   120       117     2.750     5.000      1.000
16,281,138.09      6.637      6.387        360         357     240     240   120       117     2.750     5.000      1.000
 1,687,590.52      6.606      6.356        360         357     240     240   120       117     2.750     5.000      1.000
   196,000.00      6.500      6.250        360         357     240     240   120       117     2.750     5.000      1.000

                                       RATE          NUMBER OF             ORIG MONTHS
                                      CHANGE       MONTHS UNTIL             TO PREPAY
CURRENT         MAXIMUM    MINIMUM   FREQUENCY      NEXT RATE               PENALTY
BALANCE ($)     RATE(%)    RATE(%)     (MOS)     ADJUSTMENT DATE   INDEX   EXPIRATION
-----------     -------    -------     -----     ---------------   -----   ----------
   203,121.00    12.000      1.750           6                 3    6ML              0
 7,232,774.42    11.892      1.930           6                 3    6ML              0
 2,605,004.01    10.612      2.750          12                30    1YL              0
15,475,028.52    12.006      2.797           6                33    6ML              0
12,457,768.21    11.883      2.777           6                33    6ML             36
21,722,756.37    12.139      2.822           6                33    6ML              0
   529,674.78    11.750      2.750           6                33    6ML             12
   118,000.00    11.990      2.750           6                33    6ML             24
24,619,982.31    11.924      3.016           6                33    6ML             36
 3,337,995.66    10.106      2.750          12                55    1YL              0
 4,479,301.24    11.996      2.750           6                57    6ML              0
12,185,179.83    11.945      2.875           6                57    6ML             36
12,620,211.20    12.256      2.750           6                57    6ML              0
   707,049.73    12.113      2.750           6                57    6ML             12
    79,832.90    12.250      2.750           6                57    6ML             24
16,732,948.56    12.179      2.884           6                57    6ML             36
 5,482,667.79    12.000      2.663           1                 1    1ML              0
 4,968,834.34    12.000      2.389           1                 1    1ML             36
   804,947.89    12.000      2.551           1                 1    1ML             42
 5,403,800.03    12.000      2.396           6                 3    6ML              0
 2,326,218.02    12.000      2.169           6                 3    6ML             36
 4,883,364.54    12.452      2.750           6                21    6ML              0
    34,925.41    12.500      2.750           6                22    6ML             24
 2,326,485.81    12.460      2.750           6                22    6ML             36
13,944,323.87    12.553      2.750           6                21    6ML              0
   267,995.32    12.625      2.750           6                21    6ML             12
10,684,882.17    12.389      2.750           6                22    6ML             36
   904,600.00    12.430      2.750           6                21    6ML             42
11,247,030.86    12.617      2.750           6                33    6ML              0
   376,112.92    13.937      2.750           6                34    6ML             24
 7,978,683.60    12.473      2.750           6                33    6ML             36
   493,625.10    12.042      2.750           6                33    6ML             42
   212,000.00    12.000      2.750           6                20    6ML              0
   331,232.61    12.500      2.750           6                21    6ML             36
80,948,878.15    12.677      2.750           6                33    6ML              0
   276,500.00    11.250      2.750           6                29    6ML             12
   259,849.75    12.567      2.750           6                34    6ML             24
56,320,395.17    12.480      2.752           6                33    6ML             36
 2,452,786.90    12.342      2.750           6                34    6ML             42
 5,653,283.25    11.534      2.750           6                57    6ML              0
 4,160,472.58    11.626      2.750           6                58    6ML             36
    87,836.55    11.375      2.750           6                58    6ML             60
   160,000.00    12.250      2.750           6                47    6ML              0
20,587,162.50    11.737      2.752           6                57    6ML              0
   136,999.99    11.375      2.750           6                58    6ML             12
   175,500.00    10.875      2.750           6                57    6ML             24
16,281,138.09    11.637      2.750           6                57    6ML             36
 1,687,590.52    11.606      2.750           6                57    6ML             42
   196,000.00    11.500      2.750           6                57    6ML             60


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

                       GROUP III FIXED RATE MORTGAGE LOANS

                                                                                              ORIGINAL
                                                               ORIG    REM     ORIG   REM     MONTHS TO
                                NET      ORIGINAL  REMAINING  AMORT    AMORT    IO     IO      PREPAY
CURRENT             MORTGAGE  MORTGAGE    TERM       TERM      TERM    TERM    TERM   TERM     PENALTY
BALANCE ($)          RATE(%)   RATE(%)    (MOS)      (MOS)     (MOS)   (MOS)   (MOS)  (MOS)   EXPIRATION
-----------          -------   -------    -----      -----     -----   -----   -----  -----   ----------
   898,694.20         5.875     5.375      180        177       180     177      0       0           0
 6,528,716.52         6.278     5.778      360        357       360     357      0       0           0
 5,917,243.50         6.085     5.585      360        357       360     357      0       0          12
10,036,282.99         6.263     5.763      360        357       360     357      0       0          36
   569,700.11         6.409     5.909      360        357       300     300     60      57           0
 1,522,600.00         6.593     6.093      360        357       300     300     60      57          12
 3,497,957.28         6.613     6.113      360        357       300     300     60      57          36


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

                    GROUP III ADJUSTABLE RATE MORTGAGE LOANS

                                                             ORIG     REM    ORIG    REM               INITIAL
                             NET      ORIGINAL   REMAINING   AMORT   AMORT    IO      IO      GROSS     RATE
CURRENT         MORTGAGE   MORTGAGE     TERM       TERM      TERM    TERM    TERM    TERM    MARGIN    CHANGE    PERIODIC
BALANCE ($)      RATE(%)    RATE(%)     (MOS)      (MOS)     (MOS)   (MOS)   (MOS)   (MOS)     (%)      CAP(%)    CAP(%)
-----------      -------    -------     -----      -----     -----   -----   -----   -----     ---      ------    ------
   427,497.66      5.625      5.125        300         297     180     180     120     117     2.125        NA         NA
 3,285,679.98      5.299      4.799        300         297     180     180     120     117     1.825     5.000      5.000
 3,209,230.95      6.138      5.638        360         357     360     357       0       0     2.750     1.000      2.000
 1,691,169.14      5.710      5.210        360         357     360     357       0       0     2.750     1.000      2.000
12,238,024.35      6.390      5.890        360         357     300     300      60      57     2.750     1.000      2.000
 9,466,349.84      6.186      5.686        360         357     300     300      60      57     2.750     1.000      2.000
   834,283.74      4.929      4.429        360         355     360     355       0       0     2.750     2.000      5.000
 4,027,119.86      6.108      5.608        360         357     360     357       0       0     2.750     1.659      5.341
 3,708,406.25      5.874      5.374        360         357     360     357       0       0     2.750     1.557      5.443
 7,673,712.22      6.089      5.589        360         357     300     300      60      57     2.750     1.000      6.000
   372,000.00      6.500      6.000        360         357     300     300      60      57     2.750     1.000      6.000
10,901,684.45      6.241      5.741        360         357     300     300      60      57     2.750     1.215      5.785
13,384,178.70      5.826      5.451        360         357     240     240     120     117     2.326        NA         NA
 5,094,733.92      5.811      5.436        360         356     240     240     120     116     2.311        NA         NA
10,347,628.16      5.777      5.402        360         356     240     240     120     116     2.306        NA         NA
   804,450.00      5.692      5.317        360         356     240     240     120     116     2.125        NA         NA
 3,929,842.68      5.782      5.407        360         356     240     240     120     116     2.298        NA         NA
 3,564,462.34      6.389      6.139        360         357     360     357       0       0     2.750     3.000      1.000
   503,171.33      7.000      6.750        360         358     360     358       0       0     2.750     3.000      1.000
   299,860.02      6.375      6.125        360         357     360     357       0       0     2.750     3.000      1.000
15,784,453.51      6.533      6.283        360         358     240     240     120     118     2.750     3.000      1.000
   252,733.75      6.750      6.500        360         356     240     240     120     116     2.750     3.000      1.000
 6,178,151.37      6.238      5.988        360         357     240     240     120     117     2.750     3.000      1.000
 8,057,038.94      6.558      6.308        360         357     360     357       0       0     2.750     5.000      1.000
   469,552.30      5.875      5.625        360         357     360     357       0       0     2.750     5.000      1.000
 2,031,989.28      6.648      6.398        360         358     360     358       0       0     2.750     5.000      1.000
72,535,532.20      6.702      6.452        360         357     240     240     120     117     2.744     5.000      1.000
   842,466.07      6.243      5.993        360         358     240     240     120     118     2.750     5.000      1.000
   460,000.00      6.750      6.500        360         352     240     240     120     112     2.750     5.000      1.000
22,257,696.53      6.435      6.185        360         357     240     240     120     117     2.740     5.000      1.000
 1,049,875.00      6.399      6.149        360         357     240     240     120     117     2.750     5.000      1.000
 4,091,820.09      6.396      6.146        360         357     360     357       0       0     2.750     5.000      1.000
 1,545,958.16      6.496      6.246        360         357     360     357       0       0     2.750     5.000      1.000
25,888,071.79      6.569      6.319        360         357     240     240     120     117     2.747     5.000      1.000
 1,552,500.00      6.620      6.370        360         357     240     240     120     117     2.750     5.000      1.000
   649,950.00      6.625      6.375        360         356     240     240     120     116     2.750     5.000      1.000
10,728,797.49      6.515      6.265        360         358     240     240     120     118     2.750     5.000      1.000
   363,998.73      7.773      7.523        360         357     240     240     120     117     2.750     5.000      1.000
 1,031,171.54      6.729      6.479        360         357     360     357       0       0     2.750     5.000      1.000
   334,662.03      6.379      6.129        360         357     360     357       0       0     2.750     5.000      1.000
 2,188,371.55      6.815      6.565        360         357     240     240     120     117     2.750     5.000      1.000
    54,400.00      6.875      6.625        360         358     240     240     120     118     2.750     5.000      1.000
 3,106,236.60      6.699      6.449        360         357     240     240     120     117     2.750     5.000      1.000
   558,439.87      7.142      6.892        360         357     360     357       0       0     2.750     5.000      1.000
 1,322,599.13      6.910      6.660        360         358     240     240     120     118     2.750     5.000      1.000
   792,381.24      6.973      6.723        360         357     240     240     120     117     2.750     5.000      1.000

                                       RATE          NUMBER OF             ORIG MONTHS
                                      CHANGE       MONTHS UNTIL             TO PREPAY
CURRENT         MAXIMUM    MINIMUM   FREQUENCY      NEXT RATE               PENALTY
BALANCE ($)     RATE(%)    RATE(%)     (MOS)     ADJUSTMENT DATE   INDEX   EXPIRATION
-----------     -------    -------     -----     ---------------   -----   ----------
   427,497.66     12.000     2.125           6                 3    6ML              0
 3,285,679.98     12.000     1.825           6                 3    6ML              0
 3,209,230.95     12.138     2.750           6                33    6ML              0
 1,691,169.14     11.710     2.750           6                33    6ML             36
12,238,024.35     12.390     2.750           6                33    6ML              0
 9,466,349.84     12.186     2.750           6                33    6ML             36
   834,283.74      9.929     2.750          12                55    1Y:              0
 4,027,119.86     12.108     3.177           6                57    6ML              0
 3,708,406.25     11.874     3.080           6                57    6ML             36
 7,673,712.22     12.089     2.750           6                57    6ML              0
   372,000.00     12.500     2.750           6                57    6ML             24
10,901,684.45     12.241     2.889           6                57    6ML             36
13,384,178.70     12.000     2.326           1                 1    1ML              0
 5,094,733.92     12.000     2.311           1                 1    1ML             36
10,347,628.16     12.000     2.306           6                 2    6ML              0
   804,450.00     12.123     2.125           6                 2    6ML             12
 3,929,842.68     12.000     2.298           6                 3    6ML             36
 3,564,462.34     12.389     2.750           6                21    6ML              0
   503,171.33     13.000     2.750           6                22    6ML             36
   299,860.02     12.375     2.750           6                21    6ML             42
15,784,453.51     12.533     2.750           6                22    6ML              0
   252,733.75     12.750     2.750           6                20    6ML             24
 6,178,151.37     12.238     2.750           6                21    6ML             36
 8,057,038.94     12.558     2.750           6                33    6ML              0
   469,552.30     11.875     2.750           6                33    6ML             12
 2,031,989.28     12.648     2.750           6                34    6ML             36
72,535,532.20     12.702     2.744           6                33    6ML              0
   842,466.07     12.243     2.750           6                34    6ML             12
   460,000.00     12.750     2.750           6                28    6ML             30
22,257,696.53     12.435     2.740           6                33    6ML             36
 1,049,875.00     12.399     2.750           6                33    6ML             42
 4,091,820.09     11.396     2.750           6                57    6ML              0
 1,545,958.16     11.496     2.750           6                57    6ML             36
25,888,071.79     11.569     2.747           6                57    6ML              0
 1,552,500.00     11.620     2.750           6                57    6ML             12
   649,950.00     11.625     2.750           6                56    6ML             30
10,728,797.49     11.515     2.750           6                58    6ML             36
   363,998.73     12.773     2.849           6                57    6ML             42
 1,031,171.54     11.729     2.750           6                81    6ML              0
   334,662.03     11.379     2.750           6                81    6ML             36
 2,188,371.55     11.815     2.750           6                81    6ML              0
    54,400.00     11.875     2.750           6                82    6ML             24
 3,106,236.60     11.699     2.776           6                81    6ML             36
   558,439.87     12.142     2.873           6               117    6ML              0
 1,322,599.13     11.910     2.750           6               118    6ML              0
   792,381.24     11.973     2.750           6               117    6ML             36


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-A8
--------------------------------------------------------------------------------

              ONE MONTH LIBOR CAP TABLE FOR CLASS A-2 CERTIFICATES

              BEGINNING    ENDING     NOTIONAL     1ML STRIKE        1ML STRIKE
PERIOD         ACCRUAL     ACCRUAL   BALANCE ($)  LOWER COLLAR (%)  UPPER COLLAR (%)
------         -------     -------   -----------  ----------------  ----------------
1            11/11/2005  11/25/2005  365,191,000       9.740             9.740
2            11/25/2005  12/25/2005  353,476,772       5.910             9.740
3            12/25/2005   1/25/2006  342,106,283       5.711             9.740
4             1/25/2006   2/25/2006  331,070,793       5.919             9.740
5             2/25/2006   3/25/2006  320,360,444       6.581             9.740
6             3/25/2006   4/25/2006  309,965,664       5.919             9.740
7             4/25/2006   5/25/2006  299,877,167       6.125             9.740
8             5/25/2006   6/25/2006  290,085,937       5.920             9.740
9             6/25/2006   7/25/2006  280,583,224       6.126             9.740
10            7/25/2006   8/25/2006  271,360,535       5.946             9.740
11            8/25/2006   9/25/2006  262,409,628       5.946             9.740
12            9/25/2006  10/25/2006  253,722,502       6.153             9.740
13           10/25/2006  11/25/2006  245,291,392       5.946             9.740
14           11/25/2006  12/25/2006  237,108,761       6.153             9.740
15           12/25/2006   1/25/2007  229,167,294       5.947             9.740
16            1/25/2007   2/25/2007  221,459,891       5.947             9.740
17            2/25/2007   3/25/2007  213,979,661       6.612             9.740
18            3/25/2007   4/25/2007  206,719,916       5.947             9.740
19            4/25/2007   5/25/2007  199,674,164       6.154             9.740
20            5/25/2007   6/25/2007  192,836,105       5.948             9.740
21            6/25/2007   7/25/2007  186,199,622       6.157             9.740
22            7/25/2007   8/25/2007  179,758,724       6.101             9.740
23            8/25/2007   9/25/2007  173,508,762       6.196             9.740
24            9/25/2007  10/25/2007  167,443,561       6.412             9.740
25           10/25/2007  11/25/2007  161,557,137       6.197             9.740
26           11/25/2007  12/25/2007  155,844,228       6.412             9.740
27           12/25/2007   1/25/2008  150,299,723       6.198             9.740
28            1/25/2008   2/25/2008  144,918,674       6.247             9.740
29            2/25/2008   3/25/2008  139,696,501       6.730             9.740
30            3/25/2008   4/25/2008  134,628,386       6.283             9.740
31            4/25/2008   5/25/2008  129,709,680       6.514             9.740
32            5/25/2008   6/25/2008  124,936,432       6.296             9.740
33            6/25/2008   7/25/2008  120,303,899       6.515             9.740
34            7/25/2008   8/25/2008  115,807,936       8.453             9.740
35            8/25/2008   9/25/2008  111,451,337       8.523             9.740
36            9/25/2008  10/25/2008  107,223,147       8.817             9.740
37           10/25/2008  11/25/2008  103,119,438       8.525             9.740
38           11/25/2008  12/25/2008  103,119,438       8.818             9.740
39           12/25/2008   1/25/2009  103,119,438       8.526             9.740
40            1/25/2009   2/25/2009  101,679,457       9.315             9.740
41            2/25/2009   3/25/2009   98,627,079       9.740             9.740
42            3/25/2009   4/25/2009   95,664,561       9.355             9.740
43            4/25/2009   5/25/2009   92,789,208       9.695             9.740
44            5/25/2009   6/25/2009   89,998,730       9.374             9.740
45            6/25/2009   7/25/2009   87,290,352       9.696             9.740
46            7/25/2009   8/25/2009   84,661,661       9.730             9.740
47            8/25/2009   9/25/2009   82,111,700       9.731             9.740
48            9/25/2009  10/25/2009   79,636,733       9.740             9.740
49           10/25/2009  11/25/2009   77,234,541       9.733             9.740
50           11/25/2009  12/25/2009   74,903,003       9.740             9.740
51           12/25/2009   1/25/2010   72,640,043       9.734             9.740


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A8
--------------------------------------------------------------------------------

              ONE MONTH LIBOR CAP TABLE FOR CLASS A-3 CERTIFICATES

              BEGINNING    ENDING     NOTIONAL     1ML STRIKE        1ML STRIKE
PERIOD         ACCRUAL     ACCRUAL   BALANCE ($)  LOWER COLLAR (%)  UPPER COLLAR (%)
------         -------     -------   -----------  ----------------  ----------------
1            11/11/2005  11/25/2005  284,000,000       9.740             9.740
2            11/25/2005  12/25/2005  275,492,641       6.162             9.740
3            12/25/2005   1/25/2006  267,161,980       6.171             9.740
4             1/25/2006   2/25/2006  259,002,404       6.306             9.740
5             2/25/2006   3/25/2006  251,007,897       7.008             9.740
6             3/25/2006   4/25/2006  243,173,071       6.304             9.740
7             4/25/2006   5/25/2006  235,493,165       6.522             9.740
8             5/25/2006   6/25/2006  227,964,039       6.303             9.740
9             6/25/2006   7/25/2006  220,652,915       6.521             9.740
10            7/25/2006   8/25/2006  213,553,472       6.319             9.740
11            8/25/2006   9/25/2006  206,659,572       6.319             9.740
12            9/25/2006  10/25/2006  199,965,255       6.538             9.740
13           10/25/2006  11/25/2006  193,464,737       6.318             9.740
14           11/25/2006  12/25/2006  187,152,397       6.537             9.740
15           12/25/2006   1/25/2007  181,022,781       6.317             9.740
16            1/25/2007   2/25/2007  175,070,593       6.317             9.740
17            2/25/2007   3/25/2007  169,290,689       7.021             9.740
18            3/25/2007   4/25/2007  163,678,076       6.316             9.740
19            4/25/2007   5/25/2007  158,227,904       6.535             9.740
20            5/25/2007   6/25/2007  152,935,465       6.315             9.740
21            6/25/2007   7/25/2007  147,796,189       6.537             9.740
22            7/25/2007   8/25/2007  142,805,637       6.409             9.740
23            8/25/2007   9/25/2007  137,960,402       6.560             9.740
24            9/25/2007  10/25/2007  133,255,448       6.787             9.740
25           10/25/2007  11/25/2007  128,686,605       6.559             9.740
26           11/25/2007  12/25/2007  124,249,930       6.785             9.740
27           12/25/2007   1/25/2008  119,941,593       6.558             9.740
28            1/25/2008   2/25/2008  115,757,877       6.589             9.740
29            2/25/2008   3/25/2008  111,695,357       7.122             9.740
30            3/25/2008   4/25/2008  107,750,353       6.645             9.740
31            4/25/2008   5/25/2008  103,919,442       6.874             9.740
32            5/25/2008   6/25/2008  100,199,318       6.644             9.740
33            6/25/2008   7/25/2008   96,586,774       6.874             9.740
34            7/25/2008   8/25/2008   93,078,693       8.357             9.740
35            8/25/2008   9/25/2008   89,674,562       8.450             9.740
36            9/25/2008  10/25/2008   86,369,269       8.739             9.740
37           10/25/2008  11/25/2008   83,159,464       8.447             9.740
38           11/25/2008  12/25/2008   83,159,464       8.735             9.740
39           12/25/2008   1/25/2009   83,159,464       8.445             9.740
40            1/25/2009   2/25/2009   82,031,216       8.955             9.740
41            2/25/2009   3/25/2009   79,636,773       9.740             9.740
42            3/25/2009   4/25/2009   77,311,521       9.010             9.740
43            4/25/2009   5/25/2009   75,053,408       9.317             9.740
44            5/25/2009   6/25/2009   72,860,494       9.006             9.740
45            6/25/2009   7/25/2009   70,730,893       9.313             9.740
46            7/25/2009   8/25/2009   68,662,774       9.164             9.740
47            8/25/2009   9/25/2009   66,654,603       9.162             9.740
48            9/25/2009  10/25/2009   64,704,397       9.474             9.740
49           10/25/2009  11/25/2009   62,810,481       9.158             9.740
50           11/25/2009  12/25/2009   60,971,227       9.470             9.740
51           12/25/2009   1/25/2010   59,185,056       9.154             9.740
52            1/25/2010   2/25/2010   57,450,433       9.233             9.740
53            2/25/2010   3/25/2010   55,765,951       9.740             9.740
54            3/25/2010   4/25/2010   54,130,076       9.229             9.740
55            4/25/2010   5/25/2010   52,541,405       9.543             9.740
56            5/25/2010   6/25/2010   50,998,572       9.230             9.740
57            6/25/2010   7/25/2010   49,500,308       9.554             9.740



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A8
--------------------------------------------------------------------------------

             ONE MONTH LIBOR CAP TABLE FOR SUBORDINATE CERTIFICATES

                                                           1ML STRIKE      1ML STRIKE
           BEGINNING        ENDING         NOTIONAL          LOWER            UPPER
PERIOD      ACCRUAL         ACCRUAL       BALANCE ($)      COLLAR (%)       COLLAR (%)
--------------------------------------------------------------------------------------
1          11/11/2005     11/25/2005      65,335,000         9.150           9.150
2          11/25/2005     12/25/2005      65,335,000         5.228           9.150
3          12/25/2005      1/25/2006      65,335,000         5.098           9.150
4           1/25/2006      2/25/2006      65,335,000         5.221           9.150
5           2/25/2006      3/25/2006      65,335,000         5.871           9.150
6           3/25/2006      4/25/2006      65,335,000         5.220           9.150
7           4/25/2006      5/25/2006      65,335,000         5.422           9.150
8           5/25/2006      6/25/2006      65,335,000         5.220           9.150
9           6/25/2006      7/25/2006      65,335,000         5.422           9.150
10          7/25/2006      8/25/2006      65,335,000         5.236           9.150
11          8/25/2006      9/25/2006      65,335,000         5.236           9.150
12          9/25/2006     10/25/2006      65,335,000         5.439           9.150
13         10/25/2006     11/25/2006      65,335,000         5.236           9.150
14         11/25/2006     12/25/2006      65,335,000         5.439           9.150
15         12/25/2006      1/25/2007      65,335,000         5.236           9.150
16          1/25/2007      2/25/2007      65,335,000         5.236           9.150
17          2/25/2007      3/25/2007      65,335,000         5.888           9.150
18          3/25/2007      4/25/2007      65,335,000         5.236           9.150
19          4/25/2007      5/25/2007      65,335,000         5.439           9.150
20          5/25/2007      6/25/2007      65,335,000         5.236           9.150
21          6/25/2007      7/25/2007      65,335,000         5.441           9.150
22          7/25/2007      8/25/2007      65,335,000         5.325           9.150
23          8/25/2007      9/25/2007      65,335,000         5.408           9.150
24          9/25/2007     10/25/2007      65,335,000         5.617           9.150
25         10/25/2007     11/25/2007      65,335,000         5.408           9.150
26         11/25/2007     12/25/2007      65,335,000         5.617           9.150
27         12/25/2007      1/25/2008      65,335,000         5.409           9.150
28          1/25/2008      2/25/2008      65,335,000         5.437           9.150
29          2/25/2008      3/25/2008      65,335,000         5.903           9.150
30          3/25/2008      4/25/2008      65,335,000         5.469           9.150
31          4/25/2008      5/25/2008      65,335,000         5.684           9.150
32          5/25/2008      6/25/2008      65,335,000         5.474           9.150
33          6/25/2008      7/25/2008      65,335,000         5.685           9.150
34          7/25/2008      8/25/2008      65,335,000         6.842           9.150
35          8/25/2008      9/25/2008      65,335,000         6.898           9.150
36          9/25/2008     10/25/2008      65,335,000         7.156           9.150
37         10/25/2008     11/25/2008      65,335,000         6.898           9.150
38         11/25/2008     12/25/2008      59,585,028         7.162           9.150
39         12/25/2008      1/25/2009      49,810,969         6.913           9.150
40          1/25/2009      2/25/2009      44,076,750         7.390           9.150
41          2/25/2009      3/25/2009      42,846,341         8.313           9.150
42          3/25/2009      4/25/2009      41,650,232         7.429           9.150
43          4/25/2009      5/25/2009      40,487,450         7.715           9.150
44          5/25/2009      6/25/2009      39,357,107         7.441           9.150
45          6/25/2009      7/25/2009      38,258,255         7.721           9.150
46          7/25/2009      8/25/2009      37,190,016         7.640           9.150
47          8/25/2009      9/25/2009      36,151,786         7.644           9.150
48          9/25/2009     10/25/2009      35,142,471         7.932           9.150
49         10/25/2009     11/25/2009      34,161,262         7.653           9.150
50         11/25/2009     12/25/2009      33,207,379         7.941           9.150
51         12/25/2009      1/25/2010      32,280,060         7.662           9.150
52          1/25/2010      2/25/2010      31,378,563         7.768           9.150
53          2/25/2010      3/25/2010      30,502,257         8.698           9.150
54          3/25/2010      4/25/2010      29,650,350         7.780           9.150
55          4/25/2010      5/25/2010      28,822,162         8.076           9.150
56          5/25/2010      6/25/2010      28,017,041         7.803           9.150
57          6/25/2010      7/25/2010      27,234,381         8.102           9.150
58          7/25/2010      8/25/2010      26,473,509         8.285           9.150
59          8/25/2010      9/25/2010      25,730,647         8.365           9.150
60          9/25/2010     10/25/2010      25,008,591         8.682           9.150
61         10/25/2010     11/25/2010      24,306,693         8.384           9.150
62         11/25/2010     12/25/2010      23,624,391         8.702           9.150
63         12/25/2010      1/25/2011      22,961,138         8.405           9.150
64          1/25/2011      2/25/2011      22,316,402         8.763           9.150
65          2/25/2011      3/25/2011      21,690,595         9.150           9.150
66          3/25/2011      4/25/2011      21,082,236         8.788           9.150
67          4/25/2011      5/25/2011      20,490,838         9.123           9.150
68          5/25/2011      6/25/2011      19,791,391         8.826           9.150
69          6/25/2011      7/25/2011      19,093,912         9.150           9.150
70          7/25/2011      8/25/2011      18,415,880         8.855           9.150
71          8/25/2011      9/25/2011      17,756,754         8.870           9.150
72          9/25/2011     10/25/2011      17,116,006         9.150           9.150
73         10/25/2011     11/25/2011      16,493,125         8.903           9.150
74         11/25/2011     12/25/2011      15,887,614         9.150           9.150
75         12/25/2011      1/25/2012      15,298,990         8.938           9.150
76          1/25/2012      2/25/2012      14,726,781         8.957           9.150
77          2/25/2012      3/25/2012      14,170,532         9.150           9.150
78          3/25/2012      4/25/2012      13,629,798         8.996           9.150
79          4/25/2012      5/25/2012      13,104,147         9.150           9.150
80          5/25/2012      6/25/2012      12,593,160         9.039           9.150
81          6/25/2012      7/25/2012      12,096,428         9.150           9.150
82          7/25/2012      8/25/2012      11,613,554         9.118           9.150


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A8
--------------------------------------------------------------------------------

                     HYPOTHETICAL GROUP I NET WAC CAP TABLE

                               NET WAC         NET WAC
              PAYMENT          CAP (%)         CAP (%)
PERIOD         DATE            (1) (3)         (2) (3)
------------------------------------------------------
0          11/15/2005               --              --
1          11/25/2005            5.612           5.612
2          12/25/2005            5.613           5.613
3           1/25/2006            5.613           5.613
4           2/25/2006            5.613           5.613
5           3/25/2006            5.613           5.613
6           4/25/2006            5.614           5.614
7           5/25/2006            5.614           5.614
8           6/25/2006            5.614           5.614
9           7/25/2006            5.614           5.614
10          8/25/2006            5.615           5.615
11          9/25/2006            5.615           5.615
12         10/25/2006            5.615           5.615
13         11/25/2006            5.615           5.615
14         12/25/2006            5.616           5.616
15          1/25/2007            5.616           5.616
16          2/25/2007            5.616           5.616
17          3/25/2007            5.616           5.616
18          4/25/2007            5.617           5.617
19          5/25/2007            5.617           5.617
20          6/25/2007            5.617           5.617
21          7/25/2007            5.617           5.617
22          8/25/2007            5.618           5.618
23          9/25/2007            5.618           5.618
24         10/25/2007            5.618           5.618
25         11/25/2007            5.618           5.618
26         12/25/2007            5.619           5.619
27          1/25/2008            5.619           5.619
28          2/25/2008            5.619           5.619
29          3/25/2008            5.620           5.620
30          4/25/2008            5.620           5.620
31          5/25/2008            5.620           5.620
32          6/25/2008            5.620           5.620
33          7/25/2008            5.621           5.621
34          8/25/2008            5.621           5.621
35          9/25/2008            5.621           5.621
36         10/25/2008            5.622           5.622
37         11/25/2008            5.622           5.622
38         12/25/2008            5.622           5.622
39          1/25/2009            5.622           5.622
40          2/25/2009            5.623           5.623
41          3/25/2009            5.623           5.623
42          4/25/2009            5.623           5.623
43          5/25/2009            5.624           5.624
44          6/25/2009            5.624           5.624
45          7/25/2009            5.624           5.624
46          8/25/2009            5.625           5.625
47          9/25/2009            5.625           5.625
48         10/25/2009            5.625           5.625
49         11/25/2009            5.626           5.626
50         12/25/2009            5.626           5.626
51          1/25/2010            5.626           5.626
52          2/25/2010            5.627           5.627
53          3/25/2010            5.627           5.627
54          4/25/2010            5.627           5.627
55          5/25/2010            5.628           5.628
56          6/25/2010            5.628           5.628
57          7/25/2010            5.628           5.628
58          8/25/2010            5.629           5.629
59          9/25/2010            5.629           5.629
60         10/25/2010            5.629           5.629
61         11/25/2010            5.630           5.630
62         12/25/2010            5.630           5.630
63          1/25/2011            5.630           5.630
64          2/25/2011            5.631           5.631
65          3/25/2011            5.631           5.631
66          4/25/2011            5.631           5.631
67          5/25/2011            5.632           5.632
68          6/25/2011            5.632           5.632
69          7/25/2011            5.633           5.633
70          8/25/2011            5.633           5.633
71          9/25/2011            5.633           5.633
72         10/25/2011            5.634           5.634
73         11/25/2011            5.634           5.634
74         12/25/2011            5.634           5.634
75          1/25/2012            5.635           5.635
76          2/25/2012            5.635           5.635
77          3/25/2012            5.636           5.636
78          4/25/2012            5.636           5.636
79          5/25/2012            5.636           5.636
80          6/25/2012            5.637           5.637
81          7/25/2012            5.637           5.637
82          8/25/2012            5.637           5.637

1. Assumes no losses, 10% cleanup call, 25% HEP on fixed rate collateral and 30% CPR on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 12 month LIBOR remain constant at 4.088%, 4.454% and 4.708%, respectively.

2. Assumes no losses, 10% cleanup call, 25% HEP on fixed rate collateral and 30% CPR on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 12 month LIBOR remain constant at 4.088%, 4.454% and 4.708% , in month 1, respectively, and increase to 20.0000% thereafter. The values indicated include proceeds from the related Cap Contract, although such proceeds are excluded from the calculation of the Group I Net WAC Cap described herein.

3. Calculated as the Group I Net WAC Cap divided by the aggregate principal balance of the Group I Mortgage Loans for such Distribution Date multiplied by 12.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A8
--------------------------------------------------------------------------------

                HYPOTHETICAL GROUP II AVAILABLE FUNDS CAP TABLE

                                AVAIL.          AVAIL.
                                FUNDS           FUNDS
             PAYMENT           CAP (%)         CAP (%)
PERIOD         DATE            (1) (3)         (2) (3)
------------------------------------------------------
0          11/15/2005               --              --
1          11/25/2005           18.003          18.003
2          12/25/2005            6.018          10.000
3           1/25/2006            5.824          10.000
4           2/25/2006            5.859          10.000
5           3/25/2006            6.487          10.000
6           4/25/2006            5.859          10.000
7           5/25/2006            6.055          10.000
8           6/25/2006            5.859          10.000
9           7/25/2006            6.055          10.000
10          8/25/2006            5.859          10.000
11          9/25/2006            5.860          10.000
12         10/25/2006            6.055          10.000
13         11/25/2006            5.860          10.000
14         12/25/2006            6.055          10.000
15          1/25/2007            5.860          10.000
16          2/25/2007            5.860          10.000
17          3/25/2007            6.488          10.000
18          4/25/2007            5.860          10.000
19          5/25/2007            6.056          10.000
20          6/25/2007            5.860          10.000
21          7/25/2007            6.056          10.000
22          8/25/2007            5.895          10.000
23          9/25/2007            5.920          10.000
24         10/25/2007            6.118          10.000
25         11/25/2007            5.921          10.000
26         12/25/2007            6.118          10.000
27          1/25/2008            5.921          10.000
28          2/25/2008            5.921          10.000
29          3/25/2008            6.329          10.000
30          4/25/2008            5.922          10.000
31          5/25/2008            6.133          10.000
32          6/25/2008            5.935          10.000
33          7/25/2008            6.133          10.000
34          8/25/2008            6.360          10.000
35          9/25/2008            6.365          10.000
36         10/25/2008            6.577          10.000
37         11/25/2008            6.365          10.000
38         12/25/2008            6.577          10.000
39          1/25/2009            6.365          10.000
40          2/25/2009            6.396          10.000
41          3/25/2009            7.081          10.645
42          4/25/2009            6.396          10.000
43          5/25/2009            6.614          10.000
44          6/25/2009            6.401          10.000
45          7/25/2009            6.614          10.000
46          8/25/2009            6.401          10.000
47          9/25/2009            6.401          10.000
48         10/25/2009            6.615          10.326
49         11/25/2009            6.401          10.000
50         12/25/2009            6.615          10.327
51          1/25/2010            6.401          10.000
52          2/25/2010            6.401          10.183
53          3/25/2010            7.087          11.274
54          4/25/2010            6.402          10.183
55          5/25/2010            6.615          10.529
56          6/25/2010            6.418          10.207
57          7/25/2010            6.632          10.547
58          8/25/2010            6.595          10.879
59          9/25/2010            6.601          10.930
60         10/25/2010            6.821          11.295
61         11/25/2010            6.601          10.931
62         12/25/2010            6.822          11.296
63          1/25/2011            6.601          10.933
64          2/25/2011            6.606          11.481
65          3/25/2011            7.313          12.711
66          4/25/2011            6.606          11.481
67          5/25/2011            6.826          11.864
68          6/25/2011            6.607          11.503
69          7/25/2011            6.827          11.886
70          8/25/2011            6.607          11.503
71          9/25/2011            6.607          11.503
72         10/25/2011            6.827          11.886
73         11/25/2011            6.607          11.503
74         12/25/2011            6.827          11.887
75          1/25/2012            6.607          11.503
76          2/25/2012            6.607          11.503
77          3/25/2012            7.063          12.297
78          4/25/2012            6.607          11.504
79          5/25/2012            6.828          11.887
80          6/25/2012            6.607          11.504
81          7/25/2012            6.828          11.887
82          8/25/2012            6.607          11.504


1. Assumes no losses, 10% cleanup call, 25% HEP on fixed rate collateral and 30% CPR on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 12 month LIBOR remain constant at 4.088%, 4.454% and 4.708%, respectively.

2. Assumes no losses, 10% cleanup call, 25% HEP on fixed rate collateral and 30% CPR on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 12 month LIBOR remain constant at 4.088%, 4.454% and 4.708% , in month 1, respectively, and increase to 20.0000% thereafter. The values indicated include proceeds from the related Cap Contract, although such proceeds are excluded from the calculation of the Group II Available Funds Cap described herein.

3. Calculated as (a) the Group II Available Funds Cap plus (b) the result of the proceeds from the related Cap Contract divided by the aggregate principal balance of the Group II Mortgage Loans for such Distribution Date multiplied by 30 and divided by the actual number of days in the related accrual period.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A8
--------------------------------------------------------------------------------

                HYPOTHETICAL GROUP III AVAILABLE FUNDS CAP TABLE

                                AVAIL.          AVAIL.
                                FUNDS           FUNDS
             PAYMENT           CAP (%)         CAP (%)
PERIOD         DATE            (1) (3)         (2) (3)
------------------------------------------------------
0          11/15/2005               --              --
1          11/25/2005           18.160          18.160
2          12/25/2005            6.088          10.000
3           1/25/2006            5.925          10.000
4           2/25/2006            5.948          10.000
5           3/25/2006            6.585          10.000
6           4/25/2006            5.947          10.000
7           5/25/2006            6.145          10.000
8           6/25/2006            5.947          10.000
9           7/25/2006            6.145          10.000
10          8/25/2006            5.946          10.000
11          9/25/2006            5.946          10.000
12         10/25/2006            6.144          10.000
13         11/25/2006            5.946          10.000
14         12/25/2006            6.144          10.000
15          1/25/2007            5.946          10.000
16          2/25/2007            5.946          10.000
17          3/25/2007            6.582          10.000
18          4/25/2007            5.945          10.000
19          5/25/2007            6.143          10.000
20          6/25/2007            5.945          10.000
21          7/25/2007            6.143          10.000
22          8/25/2007            5.973          10.000
23          9/25/2007            6.006          10.000
24         10/25/2007            6.206          10.000
25         11/25/2007            6.006          10.000
26         12/25/2007            6.206          10.000
27          1/25/2008            6.005          10.000
28          2/25/2008            6.005          10.000
29          3/25/2008            6.420          10.000
30          4/25/2008            6.005          10.000
31          5/25/2008            6.205          10.000
32          6/25/2008            6.005          10.000
33          7/25/2008            6.205          10.000
34          8/25/2008            6.262          10.000
35          9/25/2008            6.267          10.000
36         10/25/2008            6.476          10.000
37         11/25/2008            6.266          10.000
38         12/25/2008            6.475          10.000
39          1/25/2009            6.266          10.000
40          2/25/2009            6.269          10.000
41          3/25/2009            6.940          10.265
42          4/25/2009            6.268          10.000
43          5/25/2009            6.477          10.000
44          6/25/2009            6.268          10.000
45          7/25/2009            6.476          10.000
46          8/25/2009            6.267          10.000
47          9/25/2009            6.267          10.000
48         10/25/2009            6.475          10.000
49         11/25/2009            6.266          10.000
50         12/25/2009            6.474          10.000
51          1/25/2010            6.265          10.000
52          2/25/2010            6.265          10.000
53          3/25/2010            6.936          10.508
54          4/25/2010            6.264          10.000
55          5/25/2010            6.473          10.000
56          6/25/2010            6.268          10.000
57          7/25/2010            6.478          10.000
58          8/25/2010            6.416          10.099
59          9/25/2010            6.438          10.260
60         10/25/2010            6.652          10.600
61         11/25/2010            6.437          10.256
62         12/25/2010            6.651          10.596
63          1/25/2011            6.436          10.252
64          2/25/2011            6.438          10.623
65          3/25/2011            7.128          11.759
66          4/25/2011            6.437          10.618
67          5/25/2011            6.651          10.969
68          6/25/2011            6.438          10.619
69          7/25/2011            6.652          10.970
70          8/25/2011            6.437          10.614
71          9/25/2011            6.436          10.611
72         10/25/2011            6.650          10.962
73         11/25/2011            6.435          10.605
74         12/25/2011            6.649          10.956
75          1/25/2012            6.434          10.600
76          2/25/2012            6.434          10.597
77          3/25/2012            6.877          11.325
78          4/25/2012            6.433          10.591
79          5/25/2012            6.647          10.942
80          6/25/2012            6.432          10.586
81          7/25/2012            6.646          10.936
82          8/25/2012            6.440          10.679


1. Assumes no losses, 10% cleanup call, 25% HEP on fixed rate collateral and 30% CPR on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 12 month LIBOR remain constant at 4.088%, 4.454% and 4.708%, respectively.

2. Assumes no losses, 10% cleanup call, 25% HEP on fixed rate collateral and 30% CPR on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 12 month LIBOR remain constant at 4.088%, 4.454% and 4.708% , in month 1, respectively, and increase to 20.0000% thereafter. The values indicated include proceeds from the related Cap Contract, although such proceeds are excluded from the calculation of the Group III Available Funds Cap described herein.

3. Calculated as (a) the Group III Available Funds Cap plus (b) the result of the proceeds from the related Cap Contract divided by the aggregate principal balance of the Group III Mortgage Loans for such Distribution Date multiplied by 30 and divided by the actual number of days in the related accrual period.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A8
--------------------------------------------------------------------------------

                    HYPOTHETICAL SUBORDINATE RATE CAP TABLE

                                AVAIL.          AVAIL.
                                FUNDS           FUNDS
             PAYMENT           CAP (%)         CAP (%)
PERIOD         DATE            (1) (3)         (2) (3)
------------------------------------------------------
0          11/15/2005               --              --
1          11/25/2005           17.697          17.697
2          12/25/2005            5.916          10.000
3           1/25/2006            5.736          10.000
4           2/25/2006            5.757          10.000
5           3/25/2006            6.373          10.000
6           4/25/2006            5.757          10.000
7           5/25/2006            5.949          10.000
8           6/25/2006            5.757          10.000
9           7/25/2006            5.949          10.000
10          8/25/2006            5.757          10.000
11          9/25/2006            5.757          10.000
12         10/25/2006            5.949          10.000
13         11/25/2006            5.757          10.000
14         12/25/2006            5.949          10.000
15          1/25/2007            5.757          10.000
16          2/25/2007            5.757          10.000
17          3/25/2007            6.374          10.000
18          4/25/2007            5.757          10.000
19          5/25/2007            5.949          10.000
20          6/25/2007            5.757          10.000
21          7/25/2007            5.950          10.000
22          8/25/2007            5.780          10.000
23          9/25/2007            5.800          10.000
24         10/25/2007            5.993          10.000
25         11/25/2007            5.800          10.000
26         12/25/2007            5.993          10.000
27          1/25/2008            5.800          10.000
28          2/25/2008            5.800          10.000
29          3/25/2008            6.200          10.000
30          4/25/2008            5.801          10.000
31          5/25/2008            6.000          10.000
32          6/25/2008            5.806          10.000
33          7/25/2008            6.000          10.000
34          8/25/2008            6.051          10.000
35          9/25/2008            6.055          10.000
36         10/25/2008            6.257          10.000
37         11/25/2008            6.055          10.000
38         12/25/2008            6.258          10.000
39          1/25/2009            6.059          10.000
40          2/25/2009            6.074          10.000
41          3/25/2009            6.726          10.000
42          4/25/2009            6.075          10.000
43          5/25/2009            6.281          10.000
44          6/25/2009            6.079          10.000
45          7/25/2009            6.282          10.000
46          8/25/2009            6.080          10.000
47          9/25/2009            6.081          10.000
48         10/25/2009            6.285          10.000
49         11/25/2009            6.083          10.000
50         12/25/2009            6.287          10.000
51          1/25/2010            6.085          10.000
52          2/25/2010            6.086          10.000
53          3/25/2010            6.740          10.000
54          4/25/2010            6.089          10.000
55          5/25/2010            6.293          10.000
56          6/25/2010            6.100          10.000
57          7/25/2010            6.305          10.000
58          8/25/2010            6.222          10.000
59          9/25/2010            6.233          10.000
60         10/25/2010            6.443          10.000
61         11/25/2010            6.237          10.000
62         12/25/2010            6.447          10.000
63          1/25/2011            6.241          10.000
64          2/25/2011            6.246          10.000
65          3/25/2011            6.918          10.657
66          4/25/2011            6.251          10.000
67          5/25/2011            6.462          10.000
68          6/25/2011            6.257          10.000
69          7/25/2011            6.468          10.013
70          8/25/2011            6.263          10.000
71          9/25/2011            6.266          10.000
72         10/25/2011            6.478          10.061
73         11/25/2011            6.272          10.000
74         12/25/2011            6.485          10.096
75          1/25/2012            6.279          10.000
76          2/25/2012            6.283          10.000
77          3/25/2012            6.720          10.504
78          4/25/2012            6.290          10.000
79          5/25/2012            6.504          10.196
80          6/25/2012            6.298          10.000
81          7/25/2012            6.513          10.242
82          8/25/2012            6.310          10.000


1. Assumes no losses, 10% cleanup call, 25% HEP on fixed rate collateral and 30% CPR on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 12 month LIBOR remain constant at 4.088%, 4.454% and 4.708%, respectively.

2. Assumes no losses, 10% cleanup call, 25% HEP on fixed rate collateral and 30% CPR on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 12 month LIBOR remain constant at 4.088%, 4.454% and 4.708% , in month 1, respectively, and increase to 20.0000% thereafter. The values indicated include proceeds from the related Cap Contract, although such proceeds are excluded from the calculation of the Subordinate Rate Cap described herein.

3. Calculated as (a) the Subordinate Rate Cap plus (b) the result of the proceeds from the related Cap Contract divided by the aggregate principal balance of the Mortgage Loans for such Distribution Date multiplied by 30 and divided by the actual number of days in the related accrual period.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A8
--------------------------------------------------------------------------------

                              YIELD TABLE (TO CALL)

                              0%                 80%                100%                150%                200%
                        PRICING SPEED       PRICING SPEED       PRICING SPEED       PRICING SPEED       PRICING SPEED
                           TO CALL             TO CALL             TO CALL             TO CALL             TO CALL
                        ---------------------------------------------------------------------------------------------
                            YIELD               YIELD               YIELD               YIELD               YIELD
---------------------------------------------------------------------------------------------------------------------
CLASS A-1A
 98.72105%                       5.40                5.62                5.68                5.88                6.12
 WAL (YRS)                      16.06                3.56                2.85                1.80                1.24
 MOD DURN (YRS)                  9.74                2.98                2.46                1.62                1.15
 PRINCIPAL WINDOW       Nov05 - Apr34       Nov05 - Jun14       Nov05 - Aug12       Nov05 - Jan10       Nov05 - Sep08
---------------------------------------------------------------------------------------------------------------------
CLASS A-1B1
 99.85759%                       5.28                5.13                5.09                4.99                4.90
 WAL (YRS)                       9.60                1.22                1.00                0.69                0.53
 MOD DURN (YRS)                  6.95                1.14                0.94                0.66                0.51
 PRINCIPAL WINDOW       Nov05 - Nov23       Nov05 - May08       Nov05 - Nov07       Nov05 - Mar07       Nov05 - Nov06
---------------------------------------------------------------------------------------------------------------------
CLASS A-1B2
 99.55472%                       5.32                5.34                5.34                5.36                5.38
 WAL (YRS)                      22.05                3.85                3.00                1.86                1.35
 MOD DURN (YRS)                 12.68                3.38                2.69                1.72                1.26
 PRINCIPAL WINDOW       Nov23 - Jul31       May08 - Aug11       Nov07 - Apr10       Mar07 - Apr08       Nov06 - Aug07
---------------------------------------------------------------------------------------------------------------------
CLASS A-1B3
 96.13950%                       5.56                5.87                6.02                6.48                7.11
 WAL (YRS)                      27.46                7.94                6.05                3.43                2.16
 MOD DURN (YRS)                13.923               6.257               4.993                3.02               1.969
 PRINCIPAL WINDOW       Jul31 - Apr34       Aug11 - Jun14       Apr10 - Aug12       Apr08 - Jan10       Aug07 - Jul08
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A8
--------------------------------------------------------------------------------

                            YIELD TABLE (TO MATURITY)

                              0%                 80%                 100%               150%                200%
                        PRICING SPEED       PRICING SPEED       PRICING SPEED       PRICING SPEED       PRICING SPEED
                         TO MATURITY         TO MATURITY         TO MATURITY         TO MATURITY         TO MATURITY
                        ---------------------------------------------------------------------------------------------
                            YIELD               YIELD               YIELD               YIELD               YIELD
---------------------------------------------------------------------------------------------------------------------
CLASS A-1A
 98.72105%                       5.40                5.63                5.70                5.87                6.10
 WAL (YRS)                      16.08                3.99                3.24                2.10                1.33
 MOD DURN (YRS)                  9.74                3.21                2.68                1.83                1.21
 PRINCIPAL WINDOW       Nov05 - Mar35       Nov05 - Sep24       Nov05 - Dec20       Nov05 - Jun15       Nov05 - Jun12
---------------------------------------------------------------------------------------------------------------------
CLASS A-1B1
 99.85759%                       5.28                5.13                5.09                4.99                4.90
 WAL (YRS)                       9.60                1.22                1.00                0.69                0.53
 MOD DURN (YRS)                  6.95                1.14                0.94                0.66                0.51
 PRINCIPAL WINDOW       Nov05 - Nov23       Nov05 - May08       Nov05 - Nov07       Nov05 - Mar07       Nov05 - Nov06
---------------------------------------------------------------------------------------------------------------------
CLASS A-1B2
 99.55472%                       5.32                5.34                5.34                5.36                5.38
 WAL (YRS)                      22.05                3.85                3.00                1.86                1.35
 MOD DURN (YRS)                 12.68                3.38                2.69                1.72                1.26
 PRINCIPAL WINDOW       Nov23 - Jul31       May08 - Aug11       Nov07 - Apr10       Mar07 - Apr08       Nov06 - Aug07
---------------------------------------------------------------------------------------------------------------------
CLASS A-1B3
 96.13950%                       5.56                5.87                5.98                6.41                7.11
 WAL (YRS)                      27.58                10.4                7.98                3.96                2.16
 MOD DURN (YRS)                13.948               7.523               6.103               3.383               1.969
 PRINCIPAL WINDOW       Jul31 - Mar35       Aug11 - Sep24       Apr10 - Dec20       Apr08 - Jun15       Aug07 - Jul08
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A8
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

                             0%                  80%                100%                150%                200%
                        PRICING SPEED       PRICING SPEED       PRICING SPEED       PRICING SPEED       PRICING SPEED
                           TO CALL             TO CALL             TO CALL             TO CALL             TO CALL
                        ---------------------------------------------------------------------------------------------
                         DISC MARGIN         DISC MARGIN         DISC MARGIN         DISC MARGIN         DISC MARGIN
---------------------------------------------------------------------------------------------------------------------
CLASS A-2B2
 10000.00000%                      40                  40                  40                  40                  40
 WAL (YRS)                      20.73                3.04                2.34                1.34                0.83
 MOD DURN (YRS)                 12.95                2.69                2.12                1.26                0.80
 PRINCIPAL WINDOW       Nov05 - Apr34       Nov05 - Jun14       Nov05 - Aug12       Nov05 - Jan10       Nov05 - Jul08
---------------------------------------------------------------------------------------------------------------------
CLASS A-3A1
 100.00000%                        11                  11                  11                  11                  11
 WAL (YRS)                      15.55                1.01                0.78                0.47                0.31
 MOD DURN (YRS)                 11.08                0.97                0.76                0.46                0.30
 PRINCIPAL WINDOW       Nov05 - Aug27       Nov05 - Feb08       Nov05 - Jul07       Nov05 - Nov06       Nov05 - Jul06
---------------------------------------------------------------------------------------------------------------------
CLASS A-3A2
 100.00000%                        26                  26                  26                  26                  26
 WAL (YRS)                      25.00                3.94                3.00                1.70                1.12
 MOD DURN (YRS)                 15.05                3.57                2.78                1.62                1.08
 PRINCIPAL WINDOW       Aug27 - Sep33       Feb08 - May12       Jul07 - Nov10       Nov06 - Jun08       Jul06 - Jul07
---------------------------------------------------------------------------------------------------------------------
CLASS A-3A3
 100.00000%                        37                  37                  37                  37                  37
 WAL (YRS)                      28.36                8.10                6.33                3.67                2.18
 MOD DURN (YRS)                 15.90                6.74                5.46                3.36                2.06
 PRINCIPAL WINDOW       Sep33 - Apr34       May12 - Jun14       Nov10 - Aug12       Jun08 - Jan10       Jul07 - Sep08
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A8
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

                              0%                 80%                100%                150%                200%
                        PRICING SPEED       PRICING SPEED       PRICING SPEED       PRICING SPEED       PRICING SPEED
                           TO CALL             TO CALL             TO CALL             TO CALL             TO CALL
                         DISC MARGIN         DISC MARGIN         DISC MARGIN         DISC MARGIN         DISC MARGIN
---------------------------------------------------------------------------------------------------------------------
CLASS M-1
 100.00000%                        50                  50                  50                  50                  50
 WAL (YRS)                      25.85                5.66                4.60                3.67                2.86
 MOD DURN (YRS)                 14.91                4.87                4.07                3.35                2.66
 PRINCIPAL WINDOW       Apr27 - Apr34       Nov08 - Jun14       Dec08 - Aug12       Mar09 - Jan10       Sep08 - Sep08
---------------------------------------------------------------------------------------------------------------------
CLASS M-2
 100.00000%                        70                  70                  70                  70                  70
 WAL (YRS)                      25.85                5.66                4.58                3.52                2.86
 MOD DURN (YRS)                14.592               4.834               4.036               3.211               2.652
 PRINCIPAL WINDOW       Apr27 - Apr34       Nov08 - Jun14       Nov08 - Aug12       Jan09 - Jan10       Sep08 - Sep08
---------------------------------------------------------------------------------------------------------------------
CLASS M-3
 100.00000%                       145                 145                 145                 145                 145
 WAL (YRS)                      25.84                5.64                4.54                3.43                2.86
 MOD DURN (YRS)                 13.47                4.70                3.92                3.08                2.62
 PRINCIPAL WINDOW       Apr27 - Apr34       Nov08 - Jun14       Nov08 - Aug12       Dec08 - Jan10       Sep08 - Sep08
---------------------------------------------------------------------------------------------------------------------
CLASS M-4
 98.67051%                        210                 229                 235                 245                 250
 WAL (YRS)                      25.72                5.40                4.35                3.28                2.86
 MOD DURN (YRS)                 12.62                4.45                3.72                2.92                2.58
 PRINCIPAL WINDOW       Apr27 - Dec33       Nov08 - Nov13       Nov08 - Feb12       Dec08 - Sep09       Sep08 - Sep08
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A8
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                              0%                 80%                 100%                150%                200%
                        PRICING SPEED       PRICING SPEED       PRICING SPEED       PRICING SPEED       PRICING SPEED
                         TO MATURITY         TO MATURITY         TO MATURITY         TO MATURITY         TO MATURITY
---------------------------------------------------------------------------------------------------------------------
                         DISC MARGIN         DISC MARGIN         DISC MARGIN         DISC MARGIN         DISC MARGIN
---------------------------------------------------------------------------------------------------------------------
CLASS A-2B2
 100.00000%                        40                  42                  42                  42                  40
 WAL (YRS)                      20.81                3.25                2.49                1.41                0.83
 MOD DURN (YRS)                 12.97                2.82                2.23                1.32                0.80
 PRINCIPAL WINDOW       Nov05 - Jul35       Nov05 - May22       Nov05 - Sep18       Nov05 - Jan13       Nov05 - Jul08
---------------------------------------------------------------------------------------------------------------------
CLASS A-3A1
 100.00000%                        11                  11                  11                  11                  11
 WAL (YRS)                      15.55                1.01                0.78                0.47                0.31
 MOD DURN (YRS)                 11.08                0.97                0.76                0.46                0.30
 PRINCIPAL WINDOW       Nov05 - Aug27       Nov05 - Feb08       Nov05 - Jul07       Nov05 - Nov06       Nov05 - Jul06
---------------------------------------------------------------------------------------------------------------------
CLASS A-3A2
 100.00000%                        26                  26                  26                  26                  26
 WAL (YRS)                      25.00                3.94                3.00                1.70                1.12
 MOD DURN (YRS)                 15.05                3.57                2.78                1.62                1.08
 PRINCIPAL WINDOW       Aug27 - Sep33       Feb08 - May12       Jul07 - Nov10       Nov06 - Jun08       Jul06 - Jul07
---------------------------------------------------------------------------------------------------------------------
CLASS A-3A3
 100.00000%                        37                  42                  42                  42                  37
 WAL (YRS)                      28.85                9.71                7.53                4.28                2.18
 MOD DURN (YRS)                 16.03                7.72                6.28                3.83                2.06
 PRINCIPAL WINDOW       Sep33 - Jul35       May12 - Feb23       Nov10 - May19       Jun08 - Aug13       Jul07 - Sep08
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A8
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                              0%                  80%                100%               150%                 200%
                        PRICING SPEED       PRICING SPEED       PRICING SPEED       PRICING SPEED       PRICING SPEED
                         TO MATURITY         TO MATURITY         TO MATURITY         TO MATURITY         TO MATURITY
---------------------------------------------------------------------------------------------------------------------
                         DISC MARGIN         DISC MARGIN         DISC MARGIN         DISC MARGIN         DISC MARGIN
---------------------------------------------------------------------------------------------------------------------
CLASS M-1
 100.00000%                        50                  51                  51                  51                  59
 WAL (YRS)                      25.96                6.11                4.96                3.89                4.59
 MOD DURN (YRS)                 14.94                5.15                4.32                3.53                4.10
 PRINCIPAL WINDOW       Apr27 - Mar35       Nov08 - Aug18       Dec08 - Jan16       Mar09 - Feb12       Nov09 - Apr11
---------------------------------------------------------------------------------------------------------------------
CLASS M-2
 100.00000%                        70                  71                  71                  71                  78
 WAL (YRS)                      25.93                5.97                4.83                3.68                3.73
 MOD DURN (YRS)                14.613               5.032               4.208               3.332               3.381
 PRINCIPAL WINDOW       Apr27 - Dec34       Nov08 - Apr17       Nov08 - Nov14       Jan09 - Jun11       Apr09 - Nov09
---------------------------------------------------------------------------------------------------------------------
CLASS M-3
 100.00000%                       145                 146                 146                 146                 155
 WAL (YRS)                      25.86                5.72                4.61                3.46                3.35
 MOD DURN (YRS)                 13.47                4.75                3.96                3.11                3.02
 PRINCIPAL WINDOW       Apr27 - Aug34       Nov08 - Aug15       Nov08 - Jul13       Dec08 - Aug10       Jan09 - Apr09
---------------------------------------------------------------------------------------------------------------------
CLASS M-4
 98.67051%                        210                 229                 235                 245                 255
 WAL (YRS)                      25.72                5.40                4.35                3.28                3.19
 MOD DURN (YRS)                 12.62                4.45                3.72                2.92                2.85
 PRINCIPAL WINDOW       Apr27 - Dec33       Nov08 - Nov13       Nov08 - Feb12       Dec08 - Sep09       Dec08 - Jan09
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A8
--------------------------------------------------------------------------------

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 4.088%, 6ML = 4.454%, 12ML = 4.708%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 25% HEP for the fixed rate mortgage loans and 30% CPR for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                                 STATIC LIBOR                                FORWARD LIBOR
                             ----------------------------------------------------------------------------------------------
                                 35% LOSS          45% LOSS        55% LOSS       35% LOSS       45% LOSS      55% LOSS
                                 SEVERITY          SEVERITY        SEVERITY       SEVERITY       SEVERITY      SEVERITY
                             ----------------------------------------------------------------------------------------------
CLASS M-1      CDR Break           10.212%           7.736%          6.227%        9.017%          6.815%      5.478%
               Cum Loss              8.61%            8.82%           8.96%         7.79%           7.92%       8.01%
                             ----------------------------------------------------------------------------------------------
CLASS M-2      CDR Break            7.507%           5.756%          4.667%        6.296%          4.825%      3.909%
               Cum Loss              6.69%            6.85%           6.95%         5.76%           5.86%       5.92%
                             ----------------------------------------------------------------------------------------------
CLASS B-1      CDR Break            5.852%           4.521%          3.685%        4.738%          3.659%      2.980%
               Cum Loss              5.40%            5.53%           5.61%         4.48%           4.56%       4.61%
                             ----------------------------------------------------------------------------------------------
CLASS B-2      CDR Break            5.390%           4.178%          3.411%        4.305%          3.336%      2.723%
               Cum Loss              5.03%            5.15%           5.22%         4.11%           4.19%       4.24%
                             ----------------------------------------------------------------------------------------------


                                  (LINE GRAPH)


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A8
--------------------------------------------------------------------------------

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static LIBOR (1ML =4.088%, 6ML = 4.454%, 12ML = 4.708%) and forward LIBOR (shown in the table below). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date minus
(b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 25% HEP for the fixed rate mortgage loans and 30% CPR for the adjustable rate mortgage loans, (2) no defaults and no losses:

                       EXCESS SPREAD IN BPS       EXCESS SPREAD IN BPS
PERIOD                    (STATIC LIBOR)             (FORWARD LIBOR)
---------------------------------------------------------------------------
Avg yr1                         136                         99
---------------------------------------------------------------------------
Avg yr2                         137                         92
---------------------------------------------------------------------------
Avg yr3                         149                        106
---------------------------------------------------------------------------
Avg yr4                         166                        132
---------------------------------------------------------------------------
Avg yr5                         166                        134
---------------------------------------------------------------------------

                 EXCESS
             SPREAD IN BPS       1 MONTH        6 MONTH        12 MONTH           EXCESS
                (STATIC          FORWARD        FORWARD         FORWARD       SPREAD IN BPS
PERIOD           LIBOR)            LIBOR          LIBOR          LIBOR        (FWD LIBOR)
------------------------------------------------------------------------------------------
 1                  *             4.088%         4.454%          4.708%            *
 2                 138            4.179%         4.564%          4.772%           132
 3                 128            4.380%         4.664%          4.828%           108
 4                 130            4.526%         4.734%          4.865%           101
 5                 161            4.616%         4.782%          4.890%           128
 6                 130            4.686%         4.815%          4.906%            90
 7                 140            4.736%         4.838%          4.915%            98
 8                 130            4.770%         4.852%          4.920%            84
 9                 140            4.791%         4.861%          4.922%            95
10                 130            4.805%         4.865%          4.920%            82
11                 130            4.813%         4.866%          4.918%            82
12                 140            4.820%         4.863%          4.915%            93
13                 130            4.821%         4.858%          4.913%            82
14                 140            4.820%         4.853%          4.913%            93
15                 130            4.816%         4.847%          4.915%            82
16                 130            4.809%         4.841%          4.919%            83
17                 161            4.799%         4.834%          4.925%           118
18                 130            4.791%         4.831%          4.931%            84
19                 141            4.791%         4.832%          4.936%            96
20                 130            4.786%         4.837%          4.940%            85
21                 141            4.776%         4.848%          4.942%            97
22                 133            4.773%         4.863%          4.943%            89
23                 135            4.778%         4.880%          4.945%            92
24                 146            4.795%         4.896%          4.948%           103
25                 136            4.823%         4.906%          4.951%            90
26                 146            4.848%         4.908%          4.956%           100
27                 136            4.866%         4.901%          4.961%            88
28                 137            4.874%         4.889%          4.968%            88
29                 158            4.871%         4.875%          4.975%           111
30                 137            4.856%         4.864%          4.983%            90
31                 148            4.830%         4.860%          4.990%           104
32                 139            4.807%         4.868%          4.998%            94
33                 149            4.795%         4.886%          5.006%           107
34                 164            4.794%         4.911%          5.014%           131
35                 164            4.806%         4.940%          5.023%           131
36                 175            4.834%         4.966%          5.031%           142
37                 165            4.875%         4.986%          5.040%           127
38                 169            4.915%         4.993%          5.049%           130
39                 159            4.944%         4.990%          5.058%           117
40                 160            4.960%         4.981%          5.066%           124
41                 191            4.962%         4.969%          5.075%           160
42                 160            4.948%         4.959%          5.084%           125
43                 170            4.921%         4.956%          5.092%           139
44                 160            4.898%         4.966%          5.100%           128
45                 170            4.887%         4.987%          5.108%           140
46                 159            4.888%         5.014%          5.116%           130
47                 159            4.903%         5.044%          5.123%           129
48                 169            4.934%         5.071%          5.129%           138
49                 159            4.978%         5.090%          5.134%           124
50                 168            5.019%         5.096%          5.138%           133
51                 158            5.047%         5.091%          5.141%           119
52                 158            5.062%         5.078%          5.143%           120
53                 188            5.062%         5.061%          5.144%           156
54                 157            5.046%         5.046%          5.145%           121
55                 167            5.016%         5.037%          5.145%           135
56                 158            4.988%         5.039%          5.145%           125
57                 168            4.971%         5.050%          5.146%           138
58                 168            4.966%         5.067%          5.146%           142
59                 169            4.973%         5.086%          5.147%           143
60                 179            4.993%         5.103%          5.148%           153
61                 169            5.026%         5.113%          5.148%           139
62                 178            5.054%         5.111%          5.149%           149
63                 168            5.072%         5.100%          5.151%           136
64                 168            5.077%         5.084%          5.152%           140
65                 198            5.070%         5.066%          5.154%           176
66                 168            5.050%         5.050%          5.157%           141
67                 178            5.018%         5.042%          5.161%           155
68                 168            4.991%         5.046%          5.165%           146
69                 179            4.974%         5.059%          5.171%           159
70                 169            4.971%         5.079%          5.178%           148
71                 170            4.980%         5.102%          5.186%           148
72                 181            5.003%         5.123%          5.194%           159
73                 172            5.038%         5.139%          5.203%           146
74                 182            5.070%         5.145%          5.212%           157
75                 173            5.092%         5.143%          5.221%           145
76                 174            5.104%         5.136%          5.230%           148
77                 194            5.105%         5.128%          5.239%           172
78                 175            5.094%         5.123%          5.247%           150
79                 186            5.074%         5.124%          5.255%           164
80                 177            5.058%         5.136%          5.261%           155
81                 187            5.052%         5.157%          5.267%           168
82                 179            5.057%         5.182%          5.273%           160


* Due to short accrual in the 1st period Excess Spread is not being shown. Average Excess Spread for year 1 is calculated over 11 periods.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.